                                   FORM N-CSR
                            Ohio National Fund, Inc.
                                December 31, 2003

Company Name                        Ohio National Fund, Inc.

File Number                         811-3015

Address                             One Financial Way, Cincinnati, Ohio 45242

Telephone Number                    513-794-6251

Date of fiscal year end:            December 31, 2003

Date of reporting period:           July 1, 2003 through December 31, 2003

ITEM 1. REPORTS TO SHAREHOLDERS

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                            OHIO NATIONAL FUND, INC.

                               TABLE OF CONTENTS

President's Message.........................................    1

Directors and Officers of the Fund..........................    2

The following pages contain Management's Discussion of
  Performance, Schedules of Investments and Financial Reports:
  Equity Portfolio..........................................    3   -     7
  Money Market Portfolio....................................    8   -    11
  Bond Portfolio............................................   12   -    18
  Omni Portfolio............................................   19   -    24
  International Portfolio...................................   25   -    30
  Capital Appreciation Portfolio............................   31   -    36
  Discovery Portfolio.......................................   37   -    42
  International Small Company Portfolio.....................   43   -    49
  Aggressive Growth Portfolio...............................   50   -    55
  Small Cap Growth Portfolio................................   56   -    61
  Mid Cap Opportunity Portfolio (formerly known as Growth &
     Income Portfolio)......................................   62   -    68
  S&P 500 Index Portfolio...................................   69   -    78
  Blue Chip Portfolio.......................................   79   -    84
  High Income Bond Portfolio................................   85   -    94
  Capital Growth Portfolio..................................   95   -   100
  Nasdaq-100 Index Portfolio................................  101   -   105
  Bristol Portfolio.........................................  106   -   111
  Bryton Growth Portfolio...................................  112   -   117
Notes to Financial Statements...............................  118   -   129
Independent Auditors' Report................................  130
Information About Directors (unaudited).....................  131

President's
Message

                                         [John J. Palmer Photo]
Dear Investor:

After three years of seeing red, equity investors finally have cause for joy. News throughout 2003 was good as low inflation coupled with low interest rates allowed many corporations to increase profits and show significant growth. Rising profits coupled with slowly decreasing unemployment gave investors increasing confidence.

The equity portfolios in the Ohio National Fund experienced double-digit growth for both the year and the most recent six-month period. While certain sectors of the economy were the main drivers of growth during 2003, all but one of the 87 industry groups in the Dow Jones U.S. Total Market Index rose last year -- strong evidence of a broad-based economic recovery.

The Economy

Consensus regarding the economy seems positive as we head into 2004, and indeed, there are reasons to be bullish. Tax cuts and other economic stimulus programs resulted in a stellar 8.2 percent growth in gross domestic product (GDP) for the U.S. in the third quarter of 2003, and an estimated 4 percent rate in the fourth.

Unemployment has fallen to 5.7 percent from a high of about 6.4 percent. Consumer confidence is improving, interest rates remain low, the risk of deflation seems to have diminished and the Federal Reserve Bank seems unconcerned about inflation. These are all positive signs.

We do have some concerns about the future. While unemployment is down, in December only 1,000 new non-farm jobs were produced when some 150,000 were expected. Further, manufacturing depends on commodities (oil, copper, gold, etc.), which are currently priced at exceptionally high levels. This could make it more difficult for industry to add many jobs in the near future.

The Equity Markets

The second half of the year was kind to the equity markets. Foreign stocks were helped by a weak dollar and domestic stocks by the stimulus policies of the government. There was some concern that the recovery might slow down or end in September when the broad indices fell.

Perhaps more telling for the future is the performance of domestic equities in the fourth quarter. October was a big month for all capitalization weights, but small-and mid-cap stock returns finished the year on a weaker note. Large-cap stocks, as defined by the S&P 500, had a big run at the end of the year, with a
5.08 percent rise in December. This might portend a rotation out of the smaller stocks that led the way to recovery thus far, and into larger more stable companies in less glamorous industries.

All of the good news translated into strong gains for the Ohio National Fund stock portfolios. Six-month gains range from 13.98 percent for the Omni Portfolio to 28.24 percent for the International Small Company Portfolio, and full-year gains were significantly higher. The largest gains were in small-cap, mid-cap and foreign stocks, yet strength was evident across the board.

The Fixed Income Market

The Federal Reserve Bank continued to leave short-term interest rates low, but the benchmark ten-year Treasury yield did rise to 4.25 percent by the end of the year, a significant increase from its low of 3.1 percent on June 13. Bond prices fall when interest rates rise, and this created a headwind for bond investors in the second half of 2003. This did not prevent bond holders from earning positive returns, but it did shrink their gains as capital losses ate into interest earnings.

We believe that the Federal Reserve is likely to raise rates in 2004. That would exert upward pressure on mid- and long-term interest rates, and could spell the end of the long bull run that bonds have enjoyed in the United States.

Outlook

While economic recovery was on track in 2003 and looks good for early 2004, some of the driving forces may disappear. Interest rates are likely to rise, increasing costs for both corporations and consumers. Job growth has slowed, and some are suggesting that if new job creation does not rise to a healthy level, the recovery may end. Finally, trade and budget deficits continue to rise. That has weakened the dollar against many major currencies, making it expensive for domestic firms to export.

Caution is still the watchword of the day. While we believe there is no immediate danger that the economy will falter, we do not suggest that 2004 will yield the same results as 2003. Continue to maintain a long-term outlook. Do not make major changes in your asset allocation simply because 2003 was a good year for equities. Finally, if you have concerns, don't hesitate to discuss them with your financial adviser.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA

President

New Prospectus Options Available!

Please note: There has never been a better time to receive your important variable product information electronically. In the past, you may have consented to receive these important documents by CD-ROM or other electronic means. We have new, convenient options available. In the near future, we will be able to notify you by postcard of changes to prospectuses, which you will then be able to view on an Internet site. To consent to receiving postcard notification for website delivery, you must consent through the "ohionational.com" website. Please click on "access your policy/contract" and follow the instructions. On the website ... you can view your current values, change allocations and make transfers -- all via secure, confidential access. We urge you to take advantage of this important opportunity!

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary
Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission's website at http://www.sec.gov.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term growth of capital by investing principally in common stocks or other equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    44.35%
Five-year                                    3.75%
Ten-year                                     8.52%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Equity Portfolio returned 44.35% versus 28.68% for the current benchmark, the S&P 500 Index.

The strength in cyclicals is well-reflected in the sector returns of the S&P 500 Index, with information technology, consumer discretionary, materials, and industrials bettering the Index return, while some of the less cyclical sectors such as healthcare, consumer staples and utilities lagged. Considering the fact that the Portfolio has one quarter of the market's exposure to information technology and no exposure to materials, we believe the Portfolio's market-beating performance is impressive.

As with the S&P 500 Index, the Portfolio's laggards for the year were concentrated in Financials Services. The leaders were in Retail and Telecommunications & Related.

Our overweight exposure to consumer discretionary, telecommunication services and utilities helped drive the performance of the Portfolio. The top five drivers of performance in the Portfolio were from eBay Inc. +90.5%, Capital One Financial Corp. +106.7%, Nextel Communications Inc. CL A +142.9%, Amazon.com Inc. +178.6% and AES Corp. +212.6%.

The bottom five performers in the Portfolio were Eastman Kodak Co. (23.8%), Qwest Communication Intl. (13.6%), Tenet Healthcare Corp. (2.1%), Albertson's Inc. +5.6% and Lloyds TSB Group PLC +10.9%. Lack of exposure to basic materials, which was among the best performing sectors, contributed to the overall market return for the year. While we continue to evaluate every sector for possible inclusion in your Portfolio, we currently do not have any exposure to that sector.

In our opinion, the equity market is being driven higher by an accelerating economy, robust corporate profit growth, record productivity gains, generation-low interest rates and inflation, and miniscule money market fund yields. On the economic front, the news could hardly be better. Corporate profits are strong, capital spending is picking up, employment has begun to improve, and the Institute for Supply Management production and order Indexes are at 50-year highs, suggesting that ultra-lean inventories will have to be rebuilt. On the monetary front, the Fed has made it as clear as it ever makes anything that it will not raise rates preemptively as it has in the past, but will wait for evidence that the economy is over heating or inflation is accelerating before lifting the Fed funds rate.

We expect real Gross Domestic Product growth to be 4% or better this year, with corporate profits up at least as much as the First Call bottom-up consensus of +12.6%, and probably more. We think there is enough slack still in the economy to keep inflation in check and we expect little or no Fed tightening this year. With this economic backdrop, we believe the equity market can be up in line with earnings growth, in a range of 10% to 15%.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                      EQUITY PORTFOLIO                    S&P 500 INDEX
                                                                      ----------------                    -------------
12/93                                                                     10000.00                           10000.00
                                                                           9681.00                            9658.00
12/94                                                                     10024.70                           10131.20
                                                                          11685.80                           12172.70
12/95                                                                     12751.50                           13923.10
                                                                          13983.30                           15343.30
12/96                                                                     15092.20                           17136.90
                                                                          16936.40                           20650.00
12/97                                                                     17834.10                           22834.70
                                                                          19408.80                           26878.80
12/98                                                                     18853.70                           29359.70
                                                                          20601.50                           32994.40
12/99                                                                     22599.80                           35538.30
                                                                          21885.70                           35385.50
12/00                                                                     21097.80                           32299.90
                                                                          22030.30                           30135.80
12/01                                                                     19318.40                           28463.20
                                                                          16103.80                           24720.30
12/02                                                                     15698.00                           22176.60
                                                                          19157.80                           24784.60
12/03                                                                     22657.90                           28536.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Nextel Communications Inc. CL A         8.7
 2.  Amazon.com Inc.                         8.3
 3.  Tyco International Ltd.                 6.4
 4.  UnitedHealth Group Inc.                 5.3
 5.  InterActiveCorp                         5.2
 6.  AES Corp.                               3.5
 7.  Waste Management Inc.                   3.3
 8.  Washington Mutual Inc.                  3.2
 9.  MGIC Investment Corp.                   3.2
10.  J P Morgan Chase & Co.                  3.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Retail                                 17.0
 2.  Banking                                15.8
 3.  Telecommunications & Related           11.1
 4.  Insurance                              10.4
 5.  Broadcast Radio & TV                    9.1

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE & DEFENSE (0.5%)
    20,900   General Dynamics Corp. ...........  $  1,889,151
                                                 ------------
             BANKING (13.9%)
   262,500   Bank One Corp. ...................    11,967,375
   134,600   Capital One Financial Corp. ......     8,249,634
   238,633   Citigroup Inc. ...................    11,583,245
   332,599   J P Morgan Chase & Co. ...........    12,216,361
   333,100   Washington Mutual Inc. ...........    13,363,972
                                                 ------------
                                                   57,380,587
                                                 ------------
             BROADCAST RADIO & TV (9.1%)
   253,563   *Comcast Corp. CL A...............     8,334,616
   467,175   *Hughes Electronics Corp..........     7,731,746
   634,547   *InterActiveCorp..................    21,530,180
                                                 ------------
                                                   37,596,542
                                                 ------------
             COMPUTER & RELATED (4.2%)
    85,200   Intl. Business Machines Corp. ....     7,896,336
   128,000   *Intuit Inc. .....................     6,772,480
   138,400   Seagate Technology Holdings.......     2,615,760
                                                 ------------
                                                   17,284,576
                                                 ------------
             CONSUMER PRODUCTS (5.7%)
   474,500   Eastman Kodak Co. ................    12,180,415
   353,700   McKesson Corp. ...................    11,374,992
                                                 ------------
                                                   23,555,407
                                                 ------------
             FINANCIAL SERVICES (2.4%)
   133,900   Fannie Mae........................    10,050,534
                                                 ------------
             INSURANCE (10.4%)
   236,300   *Health Net Inc. .................     7,727,010
   231,700   MGIC Investment Corp. ............    13,192,998
   376,120   UnitedHealth Group Inc. ..........    21,882,662
                                                 ------------
                                                   42,802,670
                                                 ------------
             MEDIA & PUBLISHING (2.6%)
   595,000   *Time Warner Inc. ................    10,704,050
                                                 ------------
             MEDICAL & RELATED (3.3%)
   216,600   Baxter International Inc. ........     6,610,632
   444,900   *Tenet Healthcare Corp. ..........     7,140,645
                                                 ------------
                                                   13,751,277
                                                 ------------
             RETAIL (17.0%)
   475,400   Albertson's Inc. .................    10,767,810
   647,600   *Amazon.com Inc. .................    34,089,664
    98,000   *eBay Inc. .......................     6,329,820
   278,000   Home Depot Inc. ..................     9,866,220
   487,100   *Kroger Co. ......................     9,016,221
                                                 ------------
                                                   70,069,735
                                                 ------------

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & RELATED (11.1%)
 1,273,440   *Nextel Communications Inc. CL
              A................................  $ 35,732,726
 2,418,600   *Qwest Communications Intl........    10,448,352
                                                 ------------
                                                   46,181,078
                                                 ------------
             UTILITIES (3.5%)
 1,520,200   *AES Corp. .......................    14,350,688
                                                 ------------
             WASTE SERVICES (3.3%)
   464,175   Waste Management Inc. ............    13,739,580
                                                 ------------
             TOTAL U.S. COMMON STOCKS
              (87.0%)..........................  $359,355,875
                                                 ------------

                                                     FAIR
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRALIA (0.4%)
             MEDIA & PUBLISHING (0.4%)
    52,252   News Corp. ADR....................  $  1,580,623
                                                 ------------
             BERMUDA (6.4%)
             DIVERSIFIED MANUFACTURING (6.4%)
   993,400   Tyco International Ltd. ..........    26,325,100
                                                 ------------
             UNITED KINGDOM (4.3%)
             ADVERTISING (2.4%)
 1,007,789   *WPP Group PLC....................     9,895,460
             BANKING (1.9%)
   971,770   *Lloyds TSB Group PLC.............     7,793,477
                                                 ------------
             TOTAL UNITED KINGDOM (4.3%).......    17,688,937
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (11.1%)..........................  $ 45,594,660
                                                 ------------
             TOTAL COMMON STOCKS (98.1%).......  $404,950,535
                                                 ------------

   FACE                                              FAIR
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.0%)
$8,418,651   Goldman Sachs 0.970% 01/02/04
              Repurchase price $8,419,098
              Collateralized by FNMA
              Fair Value: $8,625,929
              Due: 10/01/33
              Interest: 5.000%.................  $  8,418,651
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS
              (2.0%)...........................  $  8,418,651
                                                 ------------
             TOTAL HOLDINGS (100.1%) (COST
              $326,349,687)(A).................  $413,369,186
             NET OTHER ASSETS (LIABILITIES)
              (-0.1%)..........................      (247,578)
                                                 ------------
             NET ASSETS (100.0%)...............  $413,121,608
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5,302,251.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $326,349,687)....................  $413,369,186
  Receivable for fund shares sold..........       215,224
  Dividends & accrued interest
    receivable.............................       224,977
  Prepaid expenses.........................         6,740
                                             ------------
    Total assets...........................   413,816,127
                                             ------------
Liabilities:
  Payable for securities purchased.........       103,601
  Payable for fund shares redeemed.........       282,895
  Payable for investment management
    services (note 3)......................       266,704
  Accrued custody expense..................         2,074
  Accrued professional fees................         7,056
  Accrued accounting fees..................        18,040
  Accrued printing and proxy fees..........        13,727
  Other accrued expenses...................           422
                                             ------------
    Total liabilities......................       694,519
                                             ------------
Net assets.................................  $413,121,608
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,672,293
  Paid-in capital in excess of par value...   379,368,019
  Accumulated net realized loss on
    investments............................   (69,938,203)
  Net unrealized appreciation on
    investments............................    87,019,499
                                             ------------
Net assets.................................  $413,121,608
                                             ============
Shares outstanding.........................    16,672,293
Net asset value per share..................  $      24.78
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest.................................  $     57,184
  Dividends (net of withholding tax
    $69,161)...............................     3,517,616
  Other income.............................        18,222
                                             ------------
    Total investment income................     3,593,022
                                             ------------
Expenses:
  Management fees (note 3).................     2,560,616
  Custodian fees...........................        52,932
  Directors' fees..........................        21,979
  Professional fees........................        37,511
  Accounting fees..........................       261,625
  Printing and proxy fees..................        66,890
  Other....................................         6,998
                                             ------------
    Total expenses.........................     3,008,551
                                             ------------
    Net investment income..................       584,471
                                             ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss on investments.........    (1,935,945)
  Change in unrealized
    appreciation/depreciation on
    investments............................   120,540,129
                                             ------------
    Net gain on investments................   118,604,184
                                             ------------
    Net increase in net assets from
      operations...........................  $119,188,655
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    584,471     $  1,097,556
  Realized loss on investments..............................    (1,935,945)     (48,058,323)
  Change in unrealized appreciation/depreciation on
    investments.............................................   120,540,129      (19,218,107)
                                                              ------------     ------------
    Net increase (decrease) in net assets from operations...   119,188,655      (66,178,874)
                                                              ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (566,606)      (1,081,405)
  Return of capital.........................................        (9,700)              --
                                                              ------------     ------------
    Total dividends and distributions.......................      (576,306)      (1,081,406)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    51,965,238       28,827,418
  Received from dividends reinvested........................       576,306        1,081,406
  Paid for shares redeemed..................................   (21,196,567)     (43,035,929)
                                                              ------------     ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................    31,344,977      (13,127,105)
                                                              ------------     ------------
      Increase (decrease) in net assets.....................   149,957,326      (80,387,385)
Net Assets:
  Beginning of year.........................................   263,164,282      343,551,667
                                                              ------------     ------------
  End of year (a)...........................................  $413,121,608     $263,164,282
                                                              ============     ============
(a) Includes undistributed net investment income of.........  $         --     $        357
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2003       2002        2001       2000       1999
                                                              ------     -------     ------     ------     -------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $17.20     $ 21.25     $23.28     $26.48     $ 36.31
Income (loss) from investment operations:
  Net investment income.....................................    0.04        0.07       0.06       0.08        0.12
  Net realized & unrealized gain (loss) on investments......    7.58       (4.05)     (2.03)     (1.82)       6.85
                                                              ------     -------     ------     ------     -------
    Total income (loss) from investment operations..........    7.62       (3.98)     (1.97)     (1.74)       6.97
                                                              ------     -------     ------     ------     -------
Less distributions:
  Dividends from net investment income......................  (0.04)       (0.07)     (0.06)     (0.08)      (0.11)
  Distributions from net realized capital gains.............    0.00        0.00       0.00      (1.22)     (16.68)
  Return of capital.........................................    0.00(a)     0.00       0.00      (0.16)      (0.01)
                                                              ------     -------     ------     ------     -------
    Total distributions.....................................  (0.04)       (0.07)     (0.06)     (1.46)     (16.80)
                                                              ------     -------     ------     ------     -------
Net asset value, end of year................................  $24.78     $ 17.20     $21.25     $23.28     $ 26.48
                                                              ======     =======     ======     ======     =======
Total return................................................   44.35%     (18.74)%    (8.43)%    (6.64)%     19.87%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $413.1     $ 263.2     $343.6     $341.1     $ 329.6
Ratios to average net assets:
  Expenses..................................................    0.94%       0.95%      0.93%      0.91%       0.76%
  Net investment income.....................................    0.18%       0.37%      0.29%      0.30%       0.31%
Portfolio turnover rate.....................................       6%         32%        20%        36%        124%
(a) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES               COST
-------------------------------------------------------------
             FINANCIAL SERVICES (2.2%)
$2,900,000   Alaska Housing Financial Corp.
             1.170% 12/01/32 (b).................  $2,900,000
                                                   ----------
             TOTAL MEDIUM-TERM NOTES (2.2%)......   2,900,000
                                                   ----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.5%)
$1,000,000   Daimler Chrysler 1.320% 1/23/04....  $   999,193
 1,000,000   General Motors Acceptance Corp.
              1.380% 1/9/04.....................      999,693
                                                  -----------
                                                    1,998,886
                                                  -----------
             BANKING (4.9%)
 1,603,000   Citicorp 1.040% 1/8/04.............    1,602,676
 4,758,000   Citicorp 1.080% 1/14/04............    4,756,146
                                                  -----------
                                                    6,358,822
                                                  -----------
             CHEMICALS (4.4%)
 5,642,000   E.I. Dupont de Nemours 1.060%
              1/5/04............................    5,641,336
                                                  -----------
             CONSUMER PRODUCTS (12.4%)
 6,000,000   Fortune Brands Inc. 4(2) (144A)
              1.070% 1/20/04....................    5,996,612
 5,000,000   Johnson & Johnson Co. 4(2) (144A)
              1.000% 1/21/04....................    4,997,222
 5,000,000   Proctor & Gamble Inc. 4(2) (144A)
              1.050% 2/9/04.....................    4,994,313
                                                  -----------
                                                   15,988,147
                                                  -----------
             DRUGS/BIOTECHNOLOGY (6.7%)
 2,500,000   Merck & Co. 1.010% 1/16/04.........    2,498,948
 6,230,000   Pfizer Inc. 4(2) (144A) 1.020%
              1/20/04...........................    6,226,646
                                                  -----------
                                                    8,725,594
                                                  -----------
             FINANCIAL SERVICES (25.5%)
 2,127,000   American Express Credit Corp.
              1.060% 1/2/04.....................    2,126,937
 1,365,000   American Express Credit Corp.
              1.050% 1/7/04.....................    1,364,761
 2,597,000   American Express Credit Corp.
              1.050% 1/23/04....................    2,595,333
 5,482,000   American General Finance Corp.
              1.040% 1/16/04....................    5,479,624
 1,500,000   CIT Group Inc. 1.080% 1/23/04......    1,499,010
 1,000,000   CIT Group Inc. 1.050% 3/23/04......      997,608
 1,150,000   General Electric Capital Corp.
              1.090% 1/7/04.....................    1,149,791
 4,713,000   General Electric Capital Corp.
              1.080% 1/12/04....................    4,711,445
 5,000,000   Goldman Sachs Group Inc. 1.080%
              1/20/04...........................    4,997,150
 2,000,000   Household Finance 1.080% 1/8/04....    1,999,580
 4,000,000   Household Finance 1.050% 1/13/04...    3,998,600
 2,000,000   Merrill Lynch & Co. 1.050%
              1/7/04............................    1,999,650
                                                  -----------
                                                   32,919,489
                                                  -----------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO (7.1%)
$  968,000   Coca-Cola Co. 1.030% 1/5/04.......  $    967,889
 2,000,000   Coca-Cola Co. 1.000% 01/12/04.....     1,999,389
 1,200,000   Coca-Cola Co. 1.030% 1/13/04......     1,199,588
 5,000,000   Nestle Capital Corp. 4(2) (144A)
              1.030% 1/27/04...................     4,996,281
                                                 ------------
                                                    9,163,147
                                                 ------------
             INDUSTRIAL (3.1%)
 4,000,000   General Dynamics 4(2) (144A)
              1.060% 1/9/04....................     3,999,073
                                                 ------------
             INSURANCE (8.6%)
 2,400,000   Prudential Funding 1.060%
              1/2/04...........................     2,399,929
   571,000   Prudential Funding 1.040%
              1/9/04...........................       570,869
 3,137,000   Prudential Funding 1.040%
              1/21/04..........................     3,135,199
 5,000,000   USAA Capital Corp. 1.020%
              1/20/04..........................     4,997,308
                                                 ------------
                                                   11,103,305
                                                 ------------
             MACHINERY (0.8%)
 1,000,000   John Deere Capital Corp. 1.200%
              1/6/04...........................       999,833
                                                 ------------
             MEDIA & PUBLISHING (17.5%)
 6,000,000   Gannett Co. 4(2) (144A) 1.010%
              1/15/04..........................     5,997,643
 4,000,000   Knight Ridder Inc. 4(2) (144A)
              1.030% 1/5/04....................     3,999,542
 2,000,000   Knight Ridder Inc. 4(2) (144A)
              1.030% 1/8/04....................     1,999,599
   300,000   Knight Ridder Inc. 4(2) (144A)
              1.010% 2/2/04....................       299,731
 3,000,000   Scripps (E.W.) Co. 4(2))(144A)
              1.050% 1/14/04...................     2,998,863
 3,000,000   Scripps (E.W.) Co. 4(2))(144A)
              1.080% 1/21/04...................     2,998,200
 4,287,000   Washington Post 4(2) (144A) 1.050%
              1/6/04...........................     4,286,375
                                                 ------------
                                                   22,579,953
                                                 ------------
             TELECOMMUNICATIONS & RELATED (4.6%)
 2,500,000   Bell South Corp. 4(2) (144A)
              1.020% 1/5/04....................     2,499,718
 1,500,000   Bell South Corp. 4(2) (144A)
              1.030% 1/6/04....................     1,499,785
 2,000,000   Bell South Corp. 4(2) (144A)
              1.020% 1/9/04....................     1,999,547
                                                 ------------
                                                    5,999,050
                                                 ------------
             TOTAL SHORT-TERM NOTES (97.1%)....  $125,476,635
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.1%)
$2,742,000   US Bank 0.800% 1/2/04 Repurchase
              price $2,742,120 Collateralized
              by Freddie Mac Mortgage Backed
              Pool #E89339 Fair Value:
              $2,796,516 Due: 05/01/17
              Interest: 5.500%.................  $  2,742,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS
              (2.1%)...........................  $  2,742,000
                                                 ------------
             TOTAL HOLDINGS (101.4%)
              (AMORTIZED COST $131,118,635)
              (A)..............................  $131,118,635
             NET OTHER ASSETS
              (LIABILITIES) (-1.4%)............    (1,830,361)
                                                 ------------
             NET ASSETS (100.0%)...............  $129,288,274
                                                 ============

---------------

       (a) Represents cost for federal income tax and financial reporting purposes. See note 1.
       (b) Bond is a 7 day "rolling" asset that is money market eligible under Rule 2a-7. Interest resets every 7 days and the bond is eligible to be repurchased by the broker any time, at par, with a 7 day settlement.
4(2)(144A)  Security exempt from registration under Section 4(2) of the
            Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At the period end, the value of these securities amounted to $59,789,150 or 46.2%. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at amortized
    cost...................................  $131,118,635
  Cash.....................................           716
  Receivable for fund shares sold..........        94,802
  Accrued interest receivable..............         2,793
  Prepaid expenses.........................           734
                                             ------------
    Total assets...........................   131,217,680
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........     1,863,143
  Payable for investment management
    services (note 3)......................        27,624
  Accrued custody fees.....................         5,457
  Accrued professional fees................        11,437
  Accrued accounting fees..................         9,342
  Accrued printing and proxy fees..........        11,209
  Other accrued expenses...................         1,194
                                             ------------
    Total liabilities......................     1,929,406
                                             ------------
Net assets.................................  $129,288,274
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 12,928,827
  Paid-in capital in excess of par value...   116,359,446
  Accumulated net realized loss............          (445)
  Undistributed net investment income......           446
                                             ------------
Net assets.................................  $129,288,274
                                             ============
Shares outstanding.........................    12,928,827
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $1,885,981
                                               ----------
Expenses:
  Management fees (note 3)...................     458,192
  Custodian fees.............................      33,046
  Directors' fees............................      14,022
  Professional fees..........................      28,008
  Accounting fees............................     149,320
  Printing and proxy fees....................      38,493
  Other......................................       1,133
                                               ----------
    Total expenses...........................     722,214
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3).........     (50,000)
                                               ----------
    Net expenses.............................     672,214
                                               ----------
    Net investment income....................   1,213,767
                                               ----------
Realized gain (loss) on investments:
  Net increase from payments by affiliates
    (note 4).................................       3,226
  Net realized loss on investments...........        (319)
                                               ----------
  Net gain on investments....................       2,907
                                               ----------
    Net increase in net assets from
      operations.............................  $1,216,674
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                  2003               2002
                                                              -------------     ---------------
From operations:
  Net investment income.....................................  $   1,213,767     $     2,506,524
  Realized gain on investments..............................          2,907                  --
                                                              -------------     ---------------
    Net increase in assets from operations..................      1,216,674           2,506,524
                                                              -------------     ---------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............     (1,213,448)         (2,506,397)
                                                              -------------     ---------------
From capital share transactions (note 4):
  Received from shares sold.................................    539,847,448       1,083,259,879
  Received from dividends reinvested........................      1,213,448           2,506,397
  Paid for shares redeemed..................................   (580,750,584)     (1,087,929,276)
                                                              -------------     ---------------
    Decrease in net assets derived from capital share
     transactions...........................................    (39,689,688)         (2,163,000)
                                                              -------------     ---------------
  Decrease in net assets....................................    (39,686,462)         (2,162,873)
Net Assets:
  Beginning of year.........................................    168,974,736         171,137,609
                                                              -------------     ---------------
  End of year (a)...........................................  $ 129,288,274     $   168,974,736
                                                              =============     ===============
  (a) Includes undistributed net investment income of.......  $         446     $           127
                                                              =============     ===============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.07       0.14       0.36       0.62       0.49
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.07)     (0.14)     (0.36)     (0.62)     (0.49)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    0.74%      1.37%      3.78%      6.34%      5.02%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $129.3     $169.0     $171.1     $ 75.9     $ 67.2
Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor (note 3):
    Expenses................................................    0.41%      0.40%      0.38%      0.38%      0.36%
    Net investment income...................................    0.74%      1.38%      3.43%      6.16%      4.90%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses................................................    0.44%      0.45%      0.42%      0.43%      0.41%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate and long-term debt securities.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    10.46%
Five-year                                    6.74%
Ten-year                                     6.57%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Bond Portfolio returned 10.46% versus 7.57% for the Merrill Lynch U.S. Corporate Master Bond Index 1-10 Year (Merrill Lynch Index). Both the returns of the Bond Portfolio and the Merrill Lynch Index were negatively impacted by a modest rise in U.S. Treasury rates in 2003. More than offsetting the negative effect of the increase in Treasury rates was a near 100 basis point decrease in credit spreads on the Merrill Lynch Index. This dramatic decline in credit spreads in 2003 explains a significant portion of the positive total return for both the Bond Portfolio and the Merrill Lynch Index. Credit spreads tightened because the U.S. economy was emerging from recession, signally a better operating environment for corporations. Treasury rates increased because of the improving economy and large Federal budget deficits.

The return of the Bond Portfolio exceeded the return of the Merrill Lynch Index by 2.89% because, at the start of 2003, the Bond Portfolio had a 180 basis point yield advantage over the Index, and the Bond Portfolio was well positioned versus the Index to take advantage of the tightening of credit spreads that occurred during 2003. The Bond Portfolio's yield advantage came from having a duration that was approximately one year longer than the Index, and an average credit quality of Baa2 while the Merrill Lynch Index had an average credit quality of A3. Having lower average credit quality than the Index gave the Bond Portfolio a 130 basis point credit spread advantage over the Index at the start of the year. The combined benefits of being further out on the yield curve and having much greater credit spread tightening than the Index, more than exceeded the negative impact on the Bond Portfolio from the modest rise in Treasury rates. By the end of 2003, the Bond Portfolio's yield and credit spread advantages over the Merrill Lynch Index had declined to approximately 90 basis points and 50 basis points, respectively.

During 2003, the industrial and utility sectors performed better than the bank and finance sectors. The Bond Portfolio was heavily over-weighted in the industrial sector, slightly over-weighted in the utility sector, and significantly under-weighted in the bank and finance sectors. Investments held in the Portfolio that performed particularly well include Avista Corp., Ford Motor Credit Corp., Ipalco Enterprises, and Tenaska Georgia Partners LP. Poorly performing investments that were sold include Healthsouth and Northwestern Corp.

We expect the U.S. economy to continue to improve during 2004. Because of economic growth and large Federal budget deficits, we expect interest rates to rise. Due to the significant tightening in credit spreads that occurred in 2003, credit spreads will not tighten much in 2004, nor will they widen given our forecast for economic growth. If interest rates do increase meaningfully, price return for the Bond Portfolio would likely lag that of the Merrill Lynch Index. Any lag in price would be mitigated by the still large yield advantage the Bond Portfolio has over the Merrill Lynch Index.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                             MERRILL LYNCH U.S. CORP. MASTER BOND
                                                                   BOND PORTFOLIO                           INDEX
                                                                   --------------            ------------------------------------
12/93                                                                 10000.00                             10000.00
                                                                       9552.00                              9697.90
12/94                                                                  9616.00                              9798.66
                                                                      10762.20                             10911.70
12/95                                                                 11433.80                             11588.20
                                                                      11270.30                             11494.90
12/96                                                                 11857.50                             12062.30
                                                                      12263.00                             12455.70
12/97                                                                 12958.30                             13099.40
                                                                      13322.40                             13593.90
12/98                                                                 13634.20                             14187.40
                                                                      13590.50                             14078.60
12/99                                                                 13712.90                             14216.40
                                                                      14083.10                             14568.70
12/00                                                                 14516.90                             15544.90
                                                                      15162.90                             16389.00
12/01                                                                 15737.50                             17167.50
                                                                      16463.00                             17588.10
12/02                                                                 17100.20                             18854.50
                                                                      18606.70                             20130.90
12/03                                                                 18889.50                             20281.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch U.S. Corporate Master Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 TOP 10 LONG TERM BOND HOLDINGS AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Ford Motor Credit Corp. 7.250%
     10/25/11                                3.0
 2.  Monsanto Co. 7.375% 08/15/12            2.5
 3.  General Electric Capital Corp.
     6.000% 06/15/12                         2.4
 4.  Transalta Corp. 6.750% 07/15/12         2.4
 5.  Potlatch Corp. 12.500% 12/01/09         1.3
 6.  France Telecom 9.250% 03/01/11          1.3
 7.  Pulte Corp. 8.125% 03/01/11             1.3
 8.  Centurytel Inc. 7.875% 08/15/12         1.3
 9.  Domtar Inc. 7.875% 10/15/11             1.3
10.  Pulte Homes Inc. 7.875%
     08/01/11                                1.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Financial Services                     14.6
 2.  Oil, Energy & Natural Gas               8.3
 3.  Telecommunications & Related            7.9
 4.  Forestry & Paper Products               7.0
 5.  Real Estate & Leasing                   6.7

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (2.3%)
$  500,000   Arvin Meritor
             8.750% 03/01/12....................  $   575,000
   750,000   DaimlerChrysler NA Holdings 4.050%
              06/04/08..........................      745,639
   500,000   Delphi Corp. 6.500% 08/15/13.......      526,020
   250,000   Goodyear Tire & Rubber 7.857%
              08/15/11..........................      219,375
                                                  -----------
                                                    2,066,034
                                                  -----------
             BROADCAST RADIO & TV (4.3%)
   750,000   Clear Channel Communications 5.750%
              01/15/13..........................      784,734
   500,000   Comcast Cable Communications 8.375%
              05/01/07..........................      580,202
   250,000   Comcast Cable Communications 8.875%
              05/01/17..........................      322,442
   500,000   Cox Communications Inc. 6.750%
              03/15/11..........................      567,278
   500,000   Liberty Media Corp. 5.700%
              05/15/13..........................      506,726
 1,000,000   Rogers Cable 7.875% 05/01/12.......    1,120,000
                                                  -----------
                                                    3,881,382
                                                  -----------
             BUILDING & CONSTRUCTION (3.2%)
   500,000   Centex Corp. 5.125% 10/01/13.......      493,934
 1,000,000   Pulte Corp. 8.125% 03/01/11........    1,189,052
 1,000,000   Pulte Homes Inc. 7.875% 08/01/11...    1,180,354
                                                  -----------
                                                    2,863,340
                                                  -----------
             BUSINESS SERVICES (1.5%)
   750,000   ARAMARK Services Inc. 7.000%
              07/15/06..........................      816,354
   500,000   Cendant Corp. 6.875% 08/15/06......      548,967
                                                  -----------
                                                    1,365,321
                                                  -----------
             CHEMICALS (3.7%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      486,250
 2,000,000   Monsanto Co. 7.375% 08/15/12.......    2,285,960
   500,000   Olin Corp. 9.125% 12/15/11.........      608,764
                                                  -----------
                                                    3,380,974
                                                  -----------
             COMPUTER & RELATED (3.4%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      883,310
 1,000,000   Hewlett Packard Co. 6.500%
              07/01/12..........................    1,112,561
 1,000,000   NCR Corp. 7.125% 06/15/09..........    1,116,601
                                                  -----------
                                                    3,112,472
                                                  -----------
             CONSUMER PRODUCTS (0.8%)
   750,000   Eastman Kodak Co. 3.625%
              05/15/08..........................      712,987
                                                  -----------
             DIVERSIFIED MANUFACTURING (0.6%)
   500,000   Tyco International Group SA (144A)
              6.000% 11/15/13...................      517,500
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (1.3%)
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      546,914
   500,000   Avista Corp. 9.750% 06/01/08.......      597,500
                                                  -----------
                                                    1,144,414
                                                  -----------
             ENTERTAINMENT & LEISURE (0.9%)
   750,000   The Walt Disney Co. 5.875%
              12/15/17..........................      770,143
                                                  -----------

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (14.6%)
$  500,000   Boeing Capital Corp. 5.400%
              11/30/09..........................  $   521,689
   750,000   Bunge Ltd. Finance Corp.
             5.875% 05/15/13....................      760,448
   500,000   CIT Group Inc. 5.500% 11/30/07.....      535,809
 2,500,000   Ford Motor Credit Corp. 7.250%
              10/25/11..........................    2,715,480
 2,000,000   General Electric Capital Corp.
              6.000% 06/15/12...................    2,172,524
 1,000,000   General Motors Acceptance Co.
              6.125% 08/28/07...................    1,074,986
 1,000,000   General Motors Acceptance Co.
              7.250% 03/02/11...................    1,098,653
   750,000   Household Finance Corp. 6.375%
              11/27/12..........................      824,202
 1,000,000   Jefferies Group Inc. 7.750%
              03/15/12..........................    1,120,409
 1,000,000   Radian Group 7.750% 06/01/11.......    1,157,670
 1,000,000   Stilwell Financial 7.750%
              06/15/09..........................    1,156,895
                                                  -----------
                                                   13,138,765
                                                  -----------
             FOOD, BEVERAGE & TOBACCO (3.7%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      540,000
 1,000,000   Kroger Co. 6.200% 06/15/12.........    1,074,300
   500,000   Safeway Inc. 5.800% 08/15/12.......      517,857
 1,000,000   Tyson Foods Inc. 8.250% 10/01/11...    1,161,263
                                                  -----------
                                                    3,293,420
                                                  -----------
             FORESTRY & PAPER PRODUCTS (7.0%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      988,164
 1,000,000   Domtar Inc. 7.875% 10/15/11........    1,181,054
   500,000   International Paper Co. 5.300%
              04/01/15..........................      489,811
 1,000,000   Potlatch Corp. 12.500% 12/01/09....    1,205,000
   500,000   Rock-Tenn Co. 5.625% 03/15/13......      503,879
 1,000,000   Temple-Inland Inc. 7.875%
              05/01/12..........................    1,161,452
   750,000   Weyerhaeuser Co. 5.250% 12/15/09...      779,867
                                                  -----------
                                                    6,309,227
                                                  -----------
             HOTELS & CASINOS (1.6%)
   700,000   ITT Corp. 6.750% 11/15/05..........      738,500
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      750,750
                                                  -----------
                                                    1,489,250
                                                  -----------
             INSURANCE (3.1%)
 1,000,000   Nationwide CSN Trust (144A) 9.875%
              02/15/25..........................    1,139,939
 1,000,000   Safeco Corp. 7.250% 09/01/12.......    1,150,701
   500,000   Stancorp Financial Group 6.875%
              10/01/12..........................      545,669
                                                  -----------
                                                    2,836,309
                                                  -----------
             MACHINERY (1.4%)
   550,000   Briggs & Stratton 8.875%
              03/15/11..........................      649,000
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      610,046
                                                  -----------
                                                    1,259,046
                                                  -----------
             MEDIA & PUBLISHING (0.9%)
   750,000   AOL Time Warner Inc. 6.875%
              05/01/12..........................      845,610
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (2.8%)
$  500,000   Manor Care Inc. 6.250% 05/01/13....  $   529,375
   500,000   Schering-Plough Corp. 5.300%
              12/01/13..........................      509,895
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      752,026
   750,000   Wyeth 5.500% 02/01/14..............      760,019
                                                  -----------
                                                    2,551,315
                                                  -----------
             METALS & MINING (4.2%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      532,551
 1,000,000   Inco. Ltd. 7.750% 05/15/12.........    1,168,404
 1,000,000   Teck Cominco 7.000% 09/15/12.......    1,100,036
 1,000,000   Timken Co. 5.750% 02/15/10.........      989,777
                                                  -----------
                                                    3,790,768
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.3%)
   200,000   Atlantic Richfield BP Amoco 8.550%
              03/01/12..........................      249,061
   750,000   Kinder Morgan Energy Partners, L.P.
              5.000% 12/15/13...................      741,539
   750,000   Marathon Oil Corp. 6.125%
              03/15/12..........................      812,400
 1,000,000   Ocean Energy Inc. 7.250%
              10/01/11..........................    1,152,620
 1,000,000   Southwest Gas Corp. 7.625%
              05/15/12..........................    1,136,868
 2,000,000   Transalta Corp. 6.750% 07/15/12....    2,153,766
   400,000   Transocean Inc. 6.750% 04/15/05....      422,477
   750,000   Valero Energy Corp. 6.875%
              04/15/12..........................      831,276
                                                  -----------
                                                    7,500,007
                                                  -----------
             REAL ESTATE & LEASING (6.7%)
 1,000,000   Bay Apartment Communities 6.625%
              01/15/08..........................    1,106,626
   900,000   Colonial Properties 8.050%
              07/15/06..........................    1,010,596
 1,000,000   Lennar Corp. 5.950% 03/01/13.......    1,048,573
   750,000   Mack-Cali Realty LP 4.600%
              06/15/13..........................      703,041
 1,000,000   Rouse Co. 7.200% 09/15/12..........    1,129,027
   500,000   Spieker Properties LP 7.250%
              05/01/09..........................      574,336
   500,000   Sun Communities Operating LP 5.750%
              04/15/10..........................      509,989
                                                  -----------
                                                    6,082,188
                                                  -----------
             RESTAURANTS (0.6%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      538,442
                                                  -----------
             RETAIL (1.3%)
 1,000,000   Staples Inc. 7.375% 10/01/12.......    1,152,941
                                                  -----------
             TELECOMMUNICATIONS & RELATED (7.9%)
   750,000   AT&T Wireless Services 7.875%
              03/01/11..........................      869,315
 1,000,000   Centurytel Inc. 7.875% 08/15/12....    1,186,337
 1,000,000   Citizens Communications 7.625%
              08/15/08..........................    1,096,234
   250,000   Deutsche Telekom Int Fin 5.250%
              07/22/13..........................      253,120
 1,000,000   France Telecom 9.250% 03/01/11.....    1,203,047
   750,000   Intl. Telecom Satellite 7.625%
              04/15/12..........................      843,839
 1,000,000   Singapore Telecommunications (144A)
              6.375% 12/01/11...................    1,107,366
   500,000   Sprint Capital Corp. 8.375%
              03/15/12..........................      585,079
                                                  -----------
                                                    7,144,337
                                                  -----------

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (1.6%)
$  595,103   Federal Express Corp. 7.020%
              01/15/16..........................  $   659,788
   443,765   Northwest Airlines Inc. 8.070%
              01/02/15..........................      311,801
   500,000   Union Pacific Corp. 3.625%
              06/01/10..........................      479,683
                                                  -----------
                                                    1,451,272
                                                  -----------
             UTILITIES (4.7%)
   750,000   Duke Energy Corp. 6.250%
              01/15/12..........................      812,728
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      527,870
 1,000,000   Ipalco Enterprises 8.625%
              11/14/11..........................    1,122,500
   250,000   Kansas Gas & Electric 8.290%
              03/29/16..........................      261,897
   700,000   Texas Utilities Electric Co. 7.480%
              01/01/17..........................      782,250
   750,000   Virginia Electric & Power 4.750%
              03/01/13..........................      742,736
                                                  -----------
                                                    4,249,981
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (92.4%)...........................  $83,447,445
                                                  -----------

   FACE                                              FAIR
  AMOUNT          SHORT-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (5.0%)
$2,930,000   American Express Credit Corp.
              1.060% 01/02/04...................  $ 2,929,943
 1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................    1,063,581
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      502,996
                                                  -----------
                                                    4,496,520
                                                  -----------
             INSURANCE (0.5%)
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      404,403
                                                  -----------
             MEDICAL & RELATED (0.3%)
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      301,657
                                                  -----------
             UTILITIES (0.2%)
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      206,525
                                                  -----------
             TOTAL SHORT-TERM BONDS & NOTES
              (6.0%)............................  $ 5,409,105
                                                  -----------

                                                     FAIR
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (0.0%)
        11   *Comdisco Holding Co. .............  $       440
                                                  -----------
             TOTAL COMMON STOCK (0.0%)..........  $       440
                                                  -----------
             TOTAL HOLDINGS (98.4%)
              (COST $82,077,227) (a)............  $88,856,990
             NET OTHER ASSETS (LIABILITIES)
              (1.6%)............................    1,430,767
                                                  -----------
             NET ASSETS (100.0%)................  $90,287,757
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,889.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $3,828,386 or 4.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $82,077,227)......................  $88,856,990
  Cash......................................          440
  Receivable for fund shares sold...........      116,587
  Accrued interest receivable...............    1,396,044
  Prepaid expenses..........................          312
                                              -----------
    Total assets............................   90,370,373
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        5,326
  Payable for investment management services
    (note 3)................................       46,026
  Accrued custody expense...................        3,404
  Accrued professional fees.................        7,709
  Accrued accounting fees...................       11,327
  Accrued printing and proxy fees...........        6,928
  Other accrued expenses....................        1,896
                                              -----------
    Total liabilities.......................       82,616
                                              -----------
  Net assets................................  $90,287,757
                                              ===========
  Net assets consist of:
    Par value, $1 per share.................  $ 8,436,653
    Paid-in capital in excess of par
      value.................................   77,815,988
    Accumulated net realized loss on
      investments...........................   (2,747,536)
    Net unrealized appreciation on
      investments...........................    6,779,763
    Undistributed net investment income.....        2,889
                                              -----------
  Net assets................................  $90,287,757
                                              ===========
  Shares outstanding........................    8,436,653
  Net asset value per share.................  $     10.70
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2003

Investment income:
  Interest...................................  $ 5,888,032
                                               -----------
    Total investment income..................    5,888,032
                                               -----------
Expenses:
  Management fees (note 3)...................      549,573
  Custodian fees.............................       17,006
  Directors' fees............................        7,203
  Professional fees..........................       20,007
  Accounting fees............................       88,388
  Printing and proxy fees....................       21,365
  Other......................................          543
                                               -----------
    Total expenses...........................      704,085
                                               -----------
    Net investment income....................    5,183,947
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss on investments...........   (1,238,897)
  Change in unrealized
    appreciation/depreciation on
    investments..............................    5,054,169
                                               -----------
    Net gain on investments..................    3,815,272
                                               -----------
    Net increase in net assets from
      operations.............................  $ 8,999,219
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $  5,183,947     $  4,517,779
  Realized loss on investments..............................    (1,238,897)        (645,282)
  Change in unrealized appreciation/depreciation on
    investments.............................................     5,054,169        2,046,294
                                                              ------------     ------------
      Net increase in net assets from operations............     8,999,219        5,918,791
                                                              ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (5,180,393)      (4,483,103)
  Return of capital.........................................        (2,029)              --
                                                              ------------     ------------
    Total dividends and distributions.......................    (5,182,422)      (4,483,103)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    22,016,126       41,114,892
  Received from dividends reinvested........................     5,182,422        4,483,103
  Paid for shares redeemed..................................   (26,152,067)     (16,625,747)
                                                              ------------     ------------
    Increase in net assets derived from capital share
     transactions...........................................     1,046,481       28,972,248
                                                              ------------     ------------
  Increase in net assets....................................     4,863,278       30,407,936
Net Assets:
  Beginning of year.........................................    85,424,479       55,016,543
                                                              ------------     ------------
  End of year (a)...........................................  $ 90,287,757     $ 85,424,479
                                                              ============     ============
  (a) Includes undistributed net investment income of.......  $      2,889     $    138,405
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year..........................  $10.25     $10.02     $ 9.84     $ 9.94     $10.56
Income (loss) from investment operations:
  Net investment income.....................................    0.61       0.61       0.64(a)    0.67       0.68
  Net realized & unrealized gain (loss) on investments......    0.45       0.23       0.17(a)   (0.10)     (0.62)
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    1.06       0.84       0.81       0.57       0.06
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.61)     (0.61)     (0.63)     (0.67)     (0.68)
    Return of capital.......................................    0.00(b)    0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.61)     (0.61)     (0.63)     (0.67)     (0.66)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.70     $10.25     $10.02     $ 9.84     $ 9.94
                                                              ======     ======     ======     ======     ======
Total return................................................   10.46%      8.66%      8.41%      5.86%      0.58%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 90.3     $ 85.4     $ 55.0     $ 27.9     $ 26.0
  Ratios to average net assets:
    Expenses................................................    0.77%      0.75%      0.75%      0.77%      0.77%
    Net investment income...................................    5.66%      6.34%      6.38%(a)   6.80%      6.57%
Portfolio turnover rate.....................................      30%        17%        12%         7%         8%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

      Net investment income.......................................     $0.64
      Net realized and unrealized gain (loss).....................     $0.17
      Net investment income ratio.................................      6.35%

(b) Amount is less than $0.005.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   26.19%
Five-year                                  -4.29%
Ten-year                                    3.42%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Omni Portfolio returned 26.19% versus 22.44% for the current benchmark, the 70% S&P 500 Index/30% Merrill Lynch U.S. Corporate Master Bond Index blended return. The out-performance of the Omni Portfolio versus its blended benchmark is the result of two factors. First, and most importantly, the equity component of the Omni Portfolio significantly outperformed the S&P 500 Index. Second, the Omni Portfolio benefited from asset allocation decisions that under-weighted and over-weighted stocks during the periods of time in 2003 that stocks performed poorly and very well. Unlike the impressive performance of the equities, the bond component of the Omni Portfolio underperformed the Merrill Lynch U.S. Corporate Master Bond Index.

The equity component of the Omni Portfolio had a return of 38.20%, significantly outperforming the S&P 500 Index which had a return of 28.68%. The performance of the equity portion of the Omni Portfolio exceeded the S&P 500 because the Portfolio was over-weighted in technology and industrial stocks, as an economic recovery was expected in early 2003. Low inflation and interest rates, coupled with recovering earnings in economically sensitive issues led to outperformance in technology stocks, particularly in the semiconductor industry. Many familiar industrial names also turned in strong performances. For the year, the Merrill Lynch U.S. Corporate Master Bond Index had a total return of 8.30%. The positive return for the Merrill Lynch U.S. Corporate Master Bond Index was the result of coupon income and a tightening in credit spreads of over 90 basis points, which more than offset the negative effects of a modest rise in U.S. Treasury rates in 2003. Credit spreads tightened because the U.S. economy was emerging from recession, signaling a better operating environment for corporations. Treasury rates increased because of the improving economy and large Federal budget deficits.

As stated earlier, the bond portion of the Omni Portfolio underperformed the return of the Merrill Lynch U.S. Corporate Master Bond Index. This underperformance is the result of trading costs incurred to restructure Omni's bond Portfolio, and poor price performance of two bonds owned by Omni. The bond Portfolio was restructured to increase diversification and to extend duration. The duration of Omni's bond Portfolio needed to be lengthened because its duration was almost three years shorter than the Merrill Lynch U.S. Corporate Master Bond Index at the beginning of 2003. As we start 2004, much of this bond Portfolio restructuring has been completed. Bonds that performed poorly in price include chemical company Geon, which was sold, and Eastman Kodak Co.

The Portfolio's best performing industrial stocks were Alcoa Inc., SPX Corp., Praxair Inc., United Technologies Corp., Deere & Co. and Caterpillar Inc. Many technology names also performed well in 2003, led by Siebel Systems Inc., International Rectifier Corp. and Cisco Systems Inc. The Portfolio's financial and retail stocks generally lagged, except Fleet Boston Financial Corp., a large regional bank, which will be acquired by BankAmerica. Underperforming stocks for the period include retail giant Wal-Mart Stores Inc., drug distributor McKesson Corp., and Washington Mutual Inc., Chubb Corp., Citigroup Inc., Fannie Mae and JP Morgan Chase & Co. Conventional wisdom would suggest reducing financials before possible increases in interest rates, but the Portfolio's holdings are attractively valued with low multiples and positive earnings estimate revisions.

While 2003 was an excellent year for the S&P 500 Index, up 28.68% on the year, the S&P 500 Index's return for the first quarter of 2003 was a negative 3.20%. During the first quarter, the Omni Portfolio benefited from an asset allocation decision that under-weighted stocks slightly during this negative return quarter. During the last three quarters of 2003, the Omni Portfolio also benefited from an asset allocation decision that over-weighted stocks during a period when the S&P 500 Index returned 32.90%.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

We expect the U.S. economy to continue to improve during 2004 and for Treasury rates to rise later in the year. Given this outlook, we maintain a modest over-weighting in equities and an under-weighting in bonds. We are optimistic about the U.S. equity market for 2004, especially the first and second quarters of the year. The third and fourth quarters may be more challenging for the market as many companies, particularly technology stocks, will face difficult quarterly comparisons in the second half of the year. The strategy for the bond component of the Omni Portfolio is to continue narrowing the difference in duration between the bonds in the Portfolio and the bond benchmark.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 OMNI PORTFOLIO (COMMENCED        70% S&P 500 INDEX/30% ML U.S.
                                                               OPERATIONS SEPTEMBER 10, 1984)      CORPORATE MASTER BOND INDEX
                                                               ------------------------------     -----------------------------
12/93                                                                    10000.00                           10000.00
                                                                          9686.00                            9627.10
12/94                                                                     9946.55                            9990.81
                                                                         11286.40                           11797.80
12/95                                                                    12210.70                           13243.70
                                                                         13085.00                           14106.60
12/96                                                                    14108.20                           15497.60
                                                                         15637.60                           17871.20
12/97                                                                    16668.10                           19566.20
                                                                         17971.50                           22248.40
12/98                                                                    17423.40                           23963.50
                                                                         18470.50                           25878.40
12/99                                                                    19401.50                           27303.80
                                                                         19983.50                           27403.50
12/00                                                                    16520.40                           26283.20
                                                                         15028.60                           25480.30
12/01                                                                    14361.30                           24873.30
                                                                         12129.60                           22731.50
12/02                                                                    11091.30                           21641.10
                                                                         12280.30                           23918.60
12/03                                                                    13997.00                           26497.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market.
 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  General Electric Co.                    2.7
 2.  Pfizer Inc.                             2.5
 3.  Wal-Mart Stores Inc.                    2.3
 4.  Citigroup Inc.                          2.0
 5.  Fleet Boston Financial Corp.            1.9
 6.  American International Group            1.9
 7.  Microsoft Corp.                         1.9
 8.  Cisco Systems Inc.                      1.9
 9.  Air Products & Chemicals Inc.           1.8
10.  SPX Corp.                               1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Insurance                              12.4
 2.  Banking                                 9.6
 3.  Financial Services                      9.1
 4.  Computer & Related                      8.1
 5.  Drugs/Biotechnology                     6.6

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE & DEFENSE (3.0%)
    11,300   General Dynamics Corp. ............  $ 1,021,407
    10,300   United Technologies Corp. .........      976,131
                                                  -----------
                                                    1,997,538
                                                  -----------
             BANKING (9.2%)
     6,100   Bank of America Corp. .............      490,623
    27,697   Citigroup Inc. ....................    1,344,412
    28,900   Fleet Boston Financial Corp. ......    1,261,485
    38,700   MBNA Corp. ........................      961,695
    28,700   JP Morgan Chase & Co. .............    1,054,151
    24,900   Washington Mutual Inc. ............      998,988
                                                  -----------
                                                    6,111,354
                                                  -----------
             CHEMICALS (3.4%)
    22,200   Air Products & Chemicals Inc. .....    1,172,826
    28,600   Praxair Inc. ......................    1,092,520
                                                  -----------
                                                    2,265,346
                                                  -----------
             COMPUTER & RELATED (7.7%)
    44,800   Hewlett Packard Co. ...............    1,029,056
    11,000   Int'l Business Machines Corp. .....    1,019,480
    45,300   Microsoft Corp. ...................    1,247,562
    35,900   *Pactiv Corp. .....................      858,010
    70,700   *Siebel Systems Inc. ..............      980,609
                                                  -----------
                                                    5,134,717
                                                  -----------
             CONSUMER PRODUCTS (4.7%)
    20,500   Clorox.............................      995,480
     9,100   Colgate............................      455,455
     7,700   Magna International................      616,385
    33,100   McKesson Corp. ....................    1,064,496
                                                  -----------
                                                    3,131,816
                                                  -----------
             DIVERSIFIED MANUFACTURING (4.5%)
    58,900   General Electric Co. ..............    1,824,722
    43,100   Tyco International LTD.............    1,142,150
                                                  -----------
                                                    2,966,872
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.0%)
    23,200   Abbott Labs........................    1,081,120
    27,500   *Caremark RX Inc. .................      696,575
    46,100   Pfizer Inc. .......................    1,628,713
                                                  -----------
                                                    3,406,408
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (6.0%)
    36,100   *Agilent Technologies Inc. ........    1,055,564
    28,000   Intel Corp. .......................      901,600
    20,100   *International Rectifier Corp. ....      993,141
    34,400   Texas Instruments Inc. ............    1,010,672
                                                  -----------
                                                    3,960,977
                                                  -----------
             FINANCIAL SERVICES (5.5%)
    19,800   American Express Co. ..............      954,954
    12,800   Fannie Mae.........................      960,768
    20,100   Franklin Resources Inc. ...........    1,046,406
     6,700   Goldman Sachs Group Inc. ..........      661,491
                                                  -----------
                                                    3,623,619
                                                  -----------

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (1.7%)
    19,600   *SPX Corp. ........................  $ 1,152,676
                                                  -----------
             INSURANCE (9.5%)
    19,000   American International Group.......    1,259,320
    15,800   Chubb Corp. .......................    1,075,980
    17,300   Hartford Financial Services........    1,021,219
    24,900   Lincoln National Corp. ............    1,005,213
    19,600   Radian Group Inc. .................      955,500
    26,000   The PMI Group Inc. ................      967,980
                                                  -----------
                                                    6,285,212
                                                  -----------
             MACHINERY (1.2%)
     2,500   Caterpillar Inc. ..................      207,550
     9,200   Deere & Co. .......................      598,460
                                                  -----------
                                                      806,010
                                                  -----------
             MEDIA & PUBLISHING (0.8%)
    27,700   *Time Warner Inc. .................      498,323
                                                  -----------
             MEDICAL & RELATED (0.5%)
     6,300   Medtronic Inc. ....................      306,243
                                                  -----------
             METALS & MINING (1.8%)
    22,900   Alcoa Inc. ........................      870,200
     3,800   *Phelps Dodge......................      289,142
                                                  -----------
                                                    1,159,342
                                                  -----------
             RETAIL (5.1%)
    40,300   JC Penny Co. ......................    1,059,084
    18,500   *Kohls Department Stores...........      831,390
    28,300   Wal-Mart Stores Inc. ..............    1,501,315
                                                  -----------
                                                    3,391,789
                                                  -----------
             TELECOMMUNICATIONS & RELATED (4.1%)
    51,100   *Cisco Systems Inc. ...............    1,241,219
    65,100   Motorola Inc. .....................      915,957
    10,000   Qualcom Inc. ......................      539,300
                                                  -----------
                                                    2,696,476
                                                  -----------
             TRANSPORTATION (1.4%)
    14,100   FedEx Corp. .......................      951,750
                                                  -----------
             TOTAL U.S. COMMON STOCKS (75.1%)...  $49,846,468
                                                  -----------

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.2%)
$  500,000   General Motor Acceptance Corp.
              7.750% 01/19/10...................  $   567,472
   250,000   DaimlerChrysler NA Hldg. 6.500%
              11/15/13..........................      263,833
                                                  -----------
                                                      831,305
                                                  -----------
             BANKING (0.4%)
   250,000   Mellon Funding Corp. 5.500%
              11/15/18..........................      253,947
                                                  -----------
             BROADCAST RADIO & TV (0.8%)
   500,000   Comcast Cable Notes 6.200%
              11/15/08..........................      549,377
                                                  -----------
             BUILDING & CONSTRUCTION (0.4%)
   250,000   Centex Corp 5.1250% 10/01/13.......      246,967
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             BUSINESS SERVICES (0.8%)
$  500,000   ARAMARK Services 8.150% 05/01/05...  $   535,250
                                                  -----------
             COMPUTER & RELATED (0.4%)
   250,000   Computer Sciences Corp. 3.500%
              04/15/08..........................      249,057
                                                  -----------
             CONSUMER PRODUCTS (0.4%)
   250,000   Eastman Kodak Co. 3.625%
              05/15/08..........................      237,662
                                                  -----------
             DRUGS/BIOTECHNOLOGY (1.6%)
   500,000   American Home Products-Wyeth 6.700%
              03/15/11..........................      565,495
   500,000   Bristol Myers Squibb (144A) 4.000%
              08/15/08..........................      508,515
                                                  -----------
                                                    1,074,010
                                                  -----------
             GOVERNMENT (1.5%)
 1,000,000   US Treasury Note 3.000% 11/15/17...      961,524
                                                  -----------
             ENTERTAINMENT & LEISURE (0.8%)
   500,000   Walt Disney Co. 5.375% 06/01/07....      535,058
                                                  -----------
             FINANCIAL SERVICES (3.6%)
   250,000   Bunge Ltd. Finance Corp. (144A)
              5.875% 05/15/13...................      253,483
   500,000   CIT Group Inc. 5.500% 11/30/07.....      535,809
   500,000   General Electric Capital Corp.
              5.450% 01/15/13...................      521,089
   500,000   Household Finance Co. 6.375%
              11/27/12..........................      549,468
   500,000   Merrill Lynch & Co. 6.375%
              10/15/08..........................      556,350
                                                  -----------
                                                    2,416,199
                                                  -----------
             FOOD, BEVERAGE & TOBACCO (0.8%)
   500,000   Safeway Inc. 5.800% 08/15/12.......      517,857
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.8%)
   500,000   Weyerhauser Co. 5.950% 11/01/08....      538,007
                                                  -----------
             INSURANCE (2.9%)
   500,000   Metlife Inc. 5.375% 12/15/12.......      515,765
 1,000,000   Nationwide CSN Trust (144A) 9.875%
              02/15/25..........................    1,139,939
   250,000   Travelers Property & Casualty
              3.750% 03/15/08...................      251,329
                                                  -----------
                                                    1,907,033
                                                  -----------
             METALS & MINING (0.7%)
   500,000   Teck Corp. 3.750% 07/15/06.........      482,500
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.4%)
   250,000   Occidental Petroleum 4.250%
              03/15/10..........................      251,908
                                                  -----------

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (1.0%)
$  250,000   Duke Realty Corp. 4.625%
              05/15/13..........................  $   241,784
   250,000   EOP Operating LP 5.875% 01/15/13...      261,445
   250,000   Valero Energy Corp. 4.750%
              06/15/13..........................      237,343
                                                  -----------
                                                      740,572
                                                  -----------
             TELECOMMUNICATIONS & RELATED (1.7%)
   500,000   Cox Communications Inc. 6.750%
              03/15/11..........................      567,277
   500,000   Verizon Florida Inc. 6.125%
              01/15/13..........................      536,208
                                                  -----------
                                                    1,103,485
                                                  -----------
             UTILITIES (1.1%)
   250,000   Duke Energy Corp. (144A) 3.750%
              03/05/08..........................      252,196
   250,000   Southern Power Co. 4.875% 07/15/15
              (144A)............................      238,789
   250,000   Virginia Electric & Power 4.750%
              03/01/13..........................      247,579
                                                  -----------
                                                      738,564
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (21.3%)...........................  $14,170,282
                                                  -----------

   FACE                                              FAIR
  AMOUNT          SHORT-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (1.6%)
$1,000,000   Great Lakes Power 9.000%
              08/01/04..........................  $ 1,035,340
                                                  -----------
             TOTAL SHORT-TERM BONDS & NOTES
              (1.6%)............................  $ 1,035,340
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (1.6%)
$1,055,000   US Bank 0.800% 01/02/04 Repurchase
              price $1,055,046 Collateralized by
              Freddie Mac Mortgage Back Pool
              #E89339
              Fair Value: $1,075,975
              Due: 05/01/17
              Interest: 5.500%..................  $ 1,055,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (1.6%)............................  $ 1,055,000
                                                  -----------
             TOTAL HOLDINGS (99.6%) (COST
              $59,064,749) (A)..................  $66,107,090
             NET OTHER ASSETS (LIABILITIES)
              (0.4%)............................      300,579
                                                  -----------
             NET ASSETS (100.0%)................  $66,407,669
                                                  ===========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $293,722.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,392,922 or 3.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $59,064,749)......................  $ 66,107,090
  Cash......................................           619
  Receivable for securities sold............     1,259,537
  Receivable for fund shares sold...........       119,887
  Dividends & accrued interest receivable...       307,938
  Prepaid expenses..........................           700
                                              ------------
    Total assets............................    67,795,771
                                              ------------
Liabilities:
  Payable for securities purchased..........     1,314,325
  Payable for investment management services
    (note 3)................................        33,299
  Accrued custody expense...................         4,823
  Accrued professional fees.................        10,379
  Accrued accounting fees...................        10,770
  Accrued printing and proxy fees...........        10,873
  Other accrued expenses....................         3,633
                                              ------------
    Total liabilities.......................     1,388,102
                                              ------------
Net assets..................................  $ 66,407,669
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  5,375,388
  Paid-in capital in excess of par value....    75,271,235
  Accumulated net realized loss on
    investments.............................   (21,281,068)
  Net unrealized appreciation on
    investments.............................     7,042,341
  Distributions in excess of net investment
    income..................................          (227)
                                              ------------
Net assets..................................  $ 66,407,669
                                              ============
Shares outstanding..........................     5,375,388
Net asset value per share...................  $      12.35
                                              ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest..................................  $   967,918
  Dividends (net of withholding tax of
    $4,974).................................      551,523
  Other income..............................       14,801
                                              -----------
    Total investment income.................    1,534,242
                                              -----------
Expenses:
  Management fees (note 3)..................      365,182
  Custodian fees............................        9,489
  Directors' fees...........................        2,482
  Professional fees.........................       12,157
  Accounting fees...........................       35,400
  Printing and proxy fees...................        9,533
  Other.....................................        1,125
                                              -----------
    Total expenses..........................      435,368
                                              -----------
    Net investment income...................    1,098,874
                                              -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments..........      987,035
  Change in unrealized
    appreciation/depreciation on
    investments.............................   12,136,883
                                              -----------
    Net gain on investments.................   13,123,918
                                              -----------
    Net increase in net assets from
      operations............................  $14,222,792
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2003             2002
                                                              -----------     ------------
From operations:
  Net investment income.....................................  $ 1,098,874     $  1,373,231
  Realized gain (loss) on investments.......................      987,035       (9,911,719)
  Change in unrealized appreciation/depreciation on
    investments.............................................   12,136,883      (11,257,084)
                                                              -----------     ------------
    Net increase (decrease) in net assets from operations...   14,222,792      (19,795,572)
                                                              -----------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,072,141)      (1,378,520)
  Return of capital.........................................       (2,114)              --
                                                              -----------     ------------
    Total dividends and distributions.......................   (1,074,255)      (1,378,520)
                                                              -----------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    3,203,406        3,061,643
  Received from dividends reinvested........................    1,074,255        1,378,520
  Paid for shares redeemed..................................   (9,991,011)     (18,383,740)
                                                              -----------     ------------
    Decrease in net assets derived from capital share
     transactions...........................................   (5,713,350)     (13,943,577)
                                                              -----------     ------------
      Increase (decrease) in net assets.....................    7,435,187      (35,117,669)
Net Assets:
  Beginning of year.........................................   58,972,482       94,090,151
                                                              -----------     ------------
  End of year (a)...........................................  $66,407,669     $ 58,972,482
                                                              ===========     ============
(a) Includes distributions in excess of net investment
  income of.................................................  $      (227)    $    (13,399)
                                                              ===========     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2003       2002        2001        2000        1999
                                                              ------     -------     -------     -------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 9.96     $ 13.16     $ 15.44     $ 22.55     $21.44
Income (loss) from investment operations:
  Net investment income.....................................    0.20        0.22        0.26(a)     0.25       0.48
  Net realized & unrealized gain (loss) on investments......    2.39       (3.20)      (2.28)(a)   (3.55)      1.91
                                                              ------     -------     -------     -------     ------
    Total income (loss) from investment operations..........    2.59       (2.98)      (2.02)      (3.30)      2.39
                                                              ------     -------     -------     -------     ------
  Less distributions:
    Dividends from net investment income....................   (0.20)      (0.22)      (0.26)      (0.25)     (0.48)
    Distributions from net realized capital gains...........    0.00        0.00        0.00       (3.56)     (0.80)
                                                              ------     -------     -------     -------     ------
      Total distributions...................................   (0.20)      (0.22)      (0.26)      (3.81)     (1.28)
                                                              ------     -------     -------     -------     ------
Net asset value, end of year................................  $12.35     $  9.96     $ 13.16     $ 15.44     $22.55
                                                              ======     =======     =======     =======     ======
Total return................................................   26.19%     (22.77%)    (13.07%)    (14.85%)    11.36%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 66.4     $  59.0     $  94.1     $ 132.9     $190.0
Ratios to average net assets:
    Expenses................................................    0.71%       0.77%       0.76%       0.67%      0.67%
    Net investment income...................................    1.80%       1.88%       1.89%(a)    1.13%      2.18%
Portfolio turnover rate.....................................     177%        148%        118%         87%        41%

---------------
(a) Without the adoption of the change in amortization method required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.25
         Net realized and unrealized gain (loss).....................  $(2.27)
         Net investment income ratio.................................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks total return on assets by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    32.59%
Five-year                                   -0.71%
Ten-year                                     3.57%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003 the Ohio National International Portfolio returned 32.59% versus 31.99% for the current benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index.

The absolute and relative performance in the last half of the year improved dramatically, as a timely increase in our Japanese exposure, a fortuitous bet on Russian oil stocks, a successful hedge on the dollar in gold stocks and most significantly an overweight in the right tech stocks combined to create some meaningful out-performance. Recovering economies around the world, particularly in the U.S. and Japan, drove the strong markets.

Our best performers were the ASM Lithography Holding, Nikon Corp., Placer Dome, Inc., Tesco PLC and SAP AG.

The Portfolio's overweight position in France, and underweight position in Australia negatively influenced performance relative to the benchmark. Also, the Portfolio did not hold benchmark-held Siemens AG which was a strong performer.

We remain fairly confident about the prospects for 2004. While the dollar's freefall is a concern, continued world economic expansion should lead to another positive year for world markets, albeit one with more modest gains than were experienced in 2003. We believe that commodity prices are going to continue to rise, as global reflation driven by strong industrial demand should continue throughout the year. We think that technology spending will grow dramatically, although the performance of that sector's equities might soon be more tied into the outlook for 2005. We think that the Bank of Japan will act aggressively to keep the Yen over 100 Yen to the dollar and that even the European Central Bank will soon cut rates to stem the Euro's furious rally versus the dollar. That said, it will remain a difficult environment for European exporters even at today's exchange rate.

In keeping with our world view, we are overweighting both Materials and Energy, and underweighting Consumer Staples, particularly the Food, Beverage and Tobacco sub sector that is predominated by export driven European multinationals. We remain long Japan, as we expect their domestic economy to grow at least 2% and their exports to remain strong in the face of strong world demand, a stabilizing Yen, financial sector reform and the continued explosion of the Chinese economy. We remain dramatically overweight in the emerging markets of Taiwan, where we see undervalued tech stocks, and Russia, where we continue to like the energy stocks that are cozy with the Kremlin. We are also long Israel, which is a non-benchmark country, where we are finding cheap software and pharmaceutical stocks. We continue to be dramatically underweight in both the UK and the European Union, as well as in Australia.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                 INTERNATIONAL PORTFOLIO
                                                (COMMENCED OPERATIONS MAY    MORGAN STANLEY CAPITAL
                                                        1, 1993)            INTERNATIONAL EAFE INDEX     MSCI EAFE GROWTH INDEX
                                                -------------------------   ------------------------     ----------------------
12/93                                                   10000.00                    10000.00
                                                        10606.00                    10540.00                    10892.00
12/94                                                   10806.50                    10452.50                    10806.00
                                                        11433.20                    10795.40                    11104.20
12/95                                                   12114.60                    11641.70                    12053.60
                                                        13453.30                    12046.80                    12616.50
12/96                                                   13869.00                    12045.60                    12820.90
                                                        15497.20                    13343.00                    14277.40
12/97                                                   14161.40                    12299.50                    12969.50
                                                        15498.20                    14127.30                    15055.00
12/98                                                   14710.90                    15031.40                    15464.50
                                                        14555.00                    14872.10                    16078.50
12/99                                                   24625.60                    19458.60                    19635.10
                                                        23450.90                    17915.50                    18837.90
12/00                                                   19159.40                    14689.00                    16854.20
                                                        15887.00                    11950.90                    14348.00
12/01                                                   13494.40                    11078.50                    13200.20
                                                        12750.90                    10820.40                    12835.80
12/02                                                   10709.40                     9303.37                    10889.90
                                                        11521.20                     9953.67                    11725.20
12/03                                                   14199.90                    12279.80                    14731.50

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia, and the Far East.

MSCI EAFE Growth Index -- The MSCI EAFE Growth Index is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation.

We are now using the MSCI EAFE Growth Index as this Portfolio's Benchmark because we believe this index more closely resembles the securities in the International Portfolio.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Vodafone Group PLC                      3.5
 2.  UBS AG-Registered                       3.4
 3.  Novartis AG-REG                         3.2
 4.  TotalFinaElf SA CL B                    3.1
 5.  Deutsche Telekom AG                     3.0
 6.  Taiwan Semiconductor
     Manufacturing Co.                       2.9
 7.  GlaxoSmithKline PLC                     2.7
 8.  Telefonica SA                           2.5
 9.  Sanofi Synthelabo SA                    2.2
10.  Rio Tinto PLC                           2.2

 TOP 5 COUNTRIES AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Japan                                   23.5
 2.  United Kingdom                          21.0
 3.  France                                   9.5
 4.  Switzerland                              8.5
 5.  Germany                                  5.2

---------------

* Composition of Portfolio is subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (23.5%)
    69,000   Dai Nippon Printing Co. Ltd. (4)...  $   966,764
       300   East Japan Railway Co. (18)........    1,410,418
    15,100   Fanuc Ltd. (3).....................      902,500
       156   Fuji Television Network, Inc.
              (12)..............................      842,341
    27,000   Honda Motor Co. Ltd. (1)...........    1,196,481
     5,400   Hoya Corp. (16)....................      494,680
    13,000   Kyocera Corp. (16).................      864,125
   138,000   Nikko Cordial Corp. (6)............      766,988
    88,700   Nomura Securities Co. Ltd. (6).....    1,507,029
    19,200   Mitsubishi Electric Corp. (3)......      795,420
    38,500   Pioneer Electronic Corp. (5).......    1,060,932
    19,000   Secom Co. Ltd. (4).................      707,536
    32,000   Seven-Eleven Japan (9).............      968,207
    11,500   SMC Corp. (3)......................    1,428,199
   177,000   Sumitomo Chemical Co. (11).........      728,334
    34,000   Takeda Chemical Industries (13)....    1,345,250
    23,400   Toyota Motor Corp. (1).............      788,605
                                                  -----------
                                                   16,773,809
                                                  -----------
             UNITED KINGDOM (21.0%)
   148,200   Amvescap PLC (6)...................    1,072,457
    31,775   AstraZeneca PLC (13)...............    1,518,776
   117,800   Barclays PLC (2)...................    1,046,805
    83,200   GlaxoSmithKline PLC (13)...........    1,899,357
   129,600   Marks & Spencer (9)................      668,000
    46,550   Reckitt Benckiser PLC (10).........    1,049,398
    58,000   Rio Tinto PLC (11).................    1,596,126
    44,928   Royal Bank of Scotland PLC
              Edinburgh (2).....................    1,318,926
   293,900   Tesco PLC (9)......................    1,351,051
 1,004,249   Vodafone Group PLC (17)............    2,480,645
   106,800   WPP Group PLC (12).................    1,044,771
                                                  -----------
                                                   15,046,312
                                                  -----------
             FRANCE (9.5%)
     7,300   Casino Guichar (9).................      707,506
    24,200   Dassault Systemes SA (15)..........    1,100,009
    15,100   L'Oreal SA (10)....................    1,233,795
    21,300   Sanofi Synthelabo SA (13)..........    1,598,477
    11,809   TotalFinaElf SA CL B (7)...........    2,188,080
                                                  -----------
                                                    6,827,867
                                                  -----------
             SWITZERLAND (8.5%)
    49,900   Novartis AG-REG (13)...............    2,258,856
    13,295   Roche Holding AG -- GENUSS (13)....    1,337,110
    36,000   UBS AG-Registered (2)..............    2,458,239
                                                  -----------
                                                    6,054,205
                                                  -----------
             GERMANY (5.2%)
    28,400   Bayer AG (11)......................      835,385
    13,500   BASF AG (11).......................      759,415
   117,400   *Deutsche Telekom AG (17)..........    2,145,779
                                                  -----------
                                                    3,740,579
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             NETHERLANDS (3.9%)
    44,928   *ASM Lithography Holding (14)......  $   887,814
    44,300   Euronext (6).......................    1,117,644
    25,000   VNU -- Verenigde Nederlandse
              Uitgeversbedrijven (12)...........      787,228
                                                  -----------
                                                    2,792,686
                                                  -----------
             RUSSIA (3.0%)
    50,050   Gazprom ADR (7)....................    1,296,295
     5,300   Lukoil Oil Co. ADR (7).............      493,430
    13,700   Surgutneftegaz (7).................      402,780
                                                  -----------
                                                    2,192,505
                                                  -----------
             TAIWAN (2.9%)
   205,193   Taiwan Semiconductor Manufacturing
              Co. ADR (11)......................    2,101,176
                                                  -----------
             ITALY (2.8%)
    79,800   Mediaset SpA (12)..................      944,945
    19,800   Unicredito Italiano SpA (2)........    1,065,275
                                                  -----------
                                                    2,010,220
                                                  -----------
             ISRAEL (2.7%)
    22,000   Teva Pharmaceutical Industries,
              Ltd. ADR (13).....................    1,247,620
    40,200   *Check Point Software Technologies
              Ltd. (15).........................      676,164
                                                  -----------
                                                    1,923,784
                                                  -----------
             SPAIN (2.5%)
   120,683   Telefonica SA (17).................    1,765,841
                                                  -----------
             PORTUGAL (2.0%)
   289,700   Banco Comercial Portugue CL R
              (2)...............................      644,576
   114,300   Brisa Auto Estradas de Portugal
              (18)..............................      761,508
                                                  -----------
                                                    1,406,084
                                                  -----------
             CANADA (2.0%)
    78,300   Placer Dome Inc. (11)..............    1,402,353
                                                  -----------
             GUERNSEY (1.5%)
    47,200   *Amdocs (15).......................    1,061,056
                                                  -----------
             AUSTRALIA (1.5%)
    28,634   News Corp. Ltd. ADR (12)...........    1,033,687
                                                  -----------
             SOUTH AFRICA (1.0%)
    43,200   Harmony Gold Mining Co. Ltd. ADR
              (11)..............................      701,136
                                                  -----------
             SINGAPORE (1.0%)
    95,000   Oversea-Chinese Banking Corp.
              (2)...............................      676,853
                                                  -----------
             MEXICO (0.9%)
    18,600   Telefonos de Mexico CL L ADR
              (17)..............................      614,358
                                                  -----------
             THAILAND (0.8%)
 1,904,700   Krung Thai Bank Pub. Co. (2).......      591,275
                                                  -----------
             HUNGARY (0.6%)
   122,100   Matav RT (17)......................      460,678
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (96.8%)...........................  $69,176,464
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (5.0%)
$3,566,000   State Street Bank 0.100% due
              01/02/04 Repurchase price
              $3,566,020 Collateralized by U.S.
              Treasury Note
              Fair Value: $3,640,499
              Due: 08/31/04
              Interest: 2.125%..................  $ 3,566,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (5.0%)............................  $ 3,566,000
                                                  -----------
             TOTAL HOLDINGS (101.8%)
              (COST $60,249,790)(A).............  $72,742,464
             NET OTHER ASSETS (LIABILITIES)
              (-1.8%)...........................   (1,279,040)
                                                  -----------
             NET ASSETS (100.0%)................  $71,463,424
                                                  ===========

---------------

  *  Represents non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,549,517.
ADR (American depository receipt) represents ownership of foreign securities.

INDUSTRY CLASSIFICATIONS (% OF NET ASSETS)

  (1)  Automobiles & Components.......   2.8%
  (2)  Banks..........................  10.9%
  (3)  Capital Goods..................   4.4%
  (4)  Commercial Services &
       Supplies.......................   2.3%
  (5)  Consumer Durables & Apparel....   1.5%
  (6)  Diversified Financials.........   6.2%
  (7)  Energy.........................   6.1%
  (8)  Financial Services.............   5.0%
  (9)  Food & Staples Retailing.......   5.2%
 (10)  Household & Personal
       Products.......................   3.2%
 (11)  Materials......................  11.4%
 (12)  Media..........................   6.5%
 (13)  Pharmaceuticals &
       Biotechnology..................  15.7%
 (14)  Semiconductors & Equipment.....   1.2%
 (15)  Software & Services............   4.0%
 (16)  Technology Hardware &
       Equipment......................   1.9%
 (17)  Telecommunication Services.....  10.5%
 (18)  Transportation.................   3.0%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $60,249,790).....................  $ 72,742,464
  Cash.....................................           857
  Cash denominated in foreign currencies
    (Cost $414,392)........................       414,392
  Receivable for securities sold...........     1,346,192
  Receivable for fund shares sold..........        19,688
  Dividends & accrued interest
    receivable.............................       106,911
  Prepaid expenses.........................           945
                                             ------------
    Total assets...........................    74,631,449
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,975,978
  Payable for fund shares redeemed.........        74,914
  Payable for investment management
    services (note 3)......................        49,230
  Accrued accounting and custody fees......        17,744
  Accrued printing, proxy and filing
    expenses...............................        11,397
  Accrued professional fees................        12,440
  Accrued withholding taxes................        17,667
  Other accrued expenses...................         8,655
                                             ------------
    Total liabilities......................     3,168,025
                                             ------------
Net assets.................................  $ 71,463,424
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,205,830
  Paid-in capital in excess of par value...   100,097,990
  Accumulated net realized loss on
    investments............................   (49,271,502)
  Net unrealized appreciation on:
    Investments............................    12,492,674
    Foreign currency related
      transactions.........................           888
  Distributions in excess of net investment
    income.................................       (62,456)
                                             ------------
Net assets.................................  $ 71,463,424
                                             ============
Shares outstanding.........................     8,205,830
Net asset value per share..................  $       8.71
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest..................................  $     4,466
  Dividends (net of $114,602 foreign taxes
    withheld)...............................    1,050,409
                                              -----------
      Total investment income...............    1,054,875
                                              -----------
Expenses:
  Management fees (note 3)..................      512,603
  Custodian Fees............................      101,995
  Directors' fees...........................        4,002
  Professional fees.........................       13,989
  Accounting fees...........................       65,813
  Printing and proxy fees...................        5,477
  Other.....................................          357
                                              -----------
    Total expenses..........................      704,236
      Less expenses voluntarily reduced or
         reimbursed by advisor (note 3).....      (28,914)
                                              -----------
    Net expenses............................      675,322
                                              -----------
    Net investment income...................      379,553
                                              -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) on:
    Investments.............................      256,348
    Foreign currency related transactions...     (327,258)
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................   17,040,234
    Foreign currency related transactions...      (16,956)
                                              -----------
      Net gain on investments...............   16,952,368
                                              -----------
      Net increase in net assets from
         operations.........................  $17,331,921
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2003             2002
                                                              ------------     -------------
From operations:
  Net investment income.....................................  $    379,553     $     353,095
  Realized loss on investments and foreign currency
    transactions............................................       (70,910)      (14,744,606)
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........    17,023,278          (235,474)
                                                              ------------     -------------
      Net increase (decrease) in net assets from
       operations...........................................    17,331,921       (14,626,985)
                                                              ------------     -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (96,907)               --
  Return of capital.........................................      (170,004)         (168,880)
                                                              ------------     -------------
    Total dividends and distributions.......................      (266,911)         (168,880)
                                                              ------------     -------------
From capital share transactions (note 4):
  Received from shares sold.................................    53,233,467        94,777,299
  Received from dividends reinvested........................       266,911           168,880
  Paid for shares redeemed..................................   (51,914,928)     (110,476,788)
                                                              ------------     -------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     1,585,450       (15,530,609)
                                                              ------------     -------------
      Increase (decrease) in net assets.....................    18,650,460       (30,326,474)
Net Assets:
  Beginning of year.........................................    52,812,964        83,139,438
                                                              ------------     -------------
  End of year (a)...........................................  $ 71,463,424     $  52,812,964
                                                              ============     =============
(a) Includes distributions in excess of net investment
  income of.................................................  $    (62,456)    $     (17,844)
                                                              ============     =============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2003        2002        2001        2000        1999
                                                              -------     -------     -------     -------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $  6.60     $  8.34     $ 11.84     $ 21.51     $12.86
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.02        0.03        0.02       (0.02)     (0.02)
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................     2.12       (1.75)      (3.52)      (4.74)      8.67
                                                              -------     -------     -------     -------     ------
    Total income (loss) from investment operations..........     2.14       (1.72)      (3.50)      (4.76)      8.65
                                                              -------     -------     -------     -------     ------
  Less distributions:
    Dividends from net investment income....................    (0.01)       0.00        0.00        0.00       0.00
    Distributions from net realized capital gains & foreign
      currency related transactions.........................     0.00        0.00        0.00       (4.89)      0.00
    Return of capital.......................................    (0.02)      (0.02)       0.00       (0.02)      0.00
                                                              -------     -------     -------     -------     ------
      Total distributions...................................    (0.03)      (0.02)       0.00       (4.91)      0.00
                                                              -------     -------     -------     -------     ------
Net asset value, end of year................................  $  8.71     $  6.60     $  8.34     $ 11.84     $21.51
                                                              =======     =======     =======     =======     ======
Total return................................................    32.59%     (20.64)%    (29.57)%    (22.20)%    67.40%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $  71.5     $  52.8     $  83.1     $ 124.5     $173.0
  Ratios to average net assets:
    Expenses................................................     1.19%       1.15%       1.20%       1.14%      1.21%
    Net investment income (loss)............................     0.67%       0.54%       0.19%      (0.11)%    (0.15)%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses................................................     1.24%       1.20%       1.25%       1.20%      1.26%
Portfolio turnover rate.....................................      165%         85%        201%        243%       338%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short-term.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     31.52%
Five-year                                    10.03%
Since inception (4/30/94)                    11.72%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Capital Appreciation Portfolio returned 31.52% versus 28.68% for the current benchmark, the S&P 500 Index.

The beginning of the year was rough for bottom-up stock pickers. With geopolitics driving the overall markets, our mid-cap stocks lagged behind as the Index-oriented large cap growth stocks led the rebound. Since the market bottomed out in March, however, our mid-cap stocks played catch-up, eliminating the differential between our Portfolio and the S&P 500 Index, and then outperforming. In a number of cases, the fundamentals that attracted us to the stocks through our research played out, and the market rewarded them. Our performance comes from the cumulative effect of individual stock picks, rather than sector bets, but the groups with the most positive impact were: Oil, Energy & Natural Gas, Drugs/Biotechnology and Banking.

Two of our best performers were from the Pharmaceutical and Media industries. Sepracor continues to be revalued higher as acceptance of its new sleep disorder drug, Estorra, increases, and the market assigns value to the rest of the company's drug pipeline. We first bought Sepracor at very attractive prices (when no value was being given to the pipeline), and have exited the position into this strength as the risk/reward narrowed. Echostar Communications performed well following the successful termination of its proposed acquisition of Hughes Electronics and the surprise repurchase of over 10% of its outstanding shares from Vivendi Universal. We have sold the position in Echostar. We also built positions during the bear market of 2002 in many companies whose earnings are sensitive to the capital markets, such as the brokers. One of them, Merrill Lynch, was another top performer for the Portfolio, as its shares rebounded, benefiting from the strong markets, and progress in its multi-year cost cutting and restructuring programs.

Baxter International, a diversified medical device and supply company, fell on the announcement of lowered sales and earning targets. Prices for Baxter's plasma protein product had fallen, and we exited our position. Cambrex, a specialty chemical company focused on the life-sciences area, also performed poorly, reporting quarterly earnings that were less than analysts' expectations. This business has been somewhat lumpier than expected, and we have lowered our position accordingly. Late in 2002, slow wage growth and rising energy costs were part of the uncertain macroeconomic backdrop that culminated in a generally weaker than hoped for 2002 holiday retail season. Consequently, Circuit City, the electronics retailer, hurt our performance early in 2003, and we eliminated our position.

We are encouraged by our recent successes, and by what appears to be the beginning of a fundamentally driven "stock-picker's market". We continue to build the Portfolio bottom-up, one stock at a time, with names where we can identify a catalyst that we believe will effectively realize the stock's full market value. As we enter 2004, most economies throughout the world appear to be on the upswing. The rapid acceleration of China's economy has carried the global manufacturing sector out of its doldrums, as evidenced by the recent surge of commodity prices and transportation costs, as well as the basic material stocks. The surprise of 2004 could be the rekindling of inflationary expectations as the Fed's accommodative monetary policy of the last few years works its way into the economy. Lately, we have been taking profits in many of the ideas that have worked extremely well for the Portfolio and we have redeployed the proceeds in various opportunities including health care services, energy and the re-establishment of positions in certain media stocks. Despite recent market gains, we are still finding new ways to meet our stringent risk/reward criteria. Many of these stock selections are driven by company-specific catalysts, in our opinion, and have been generally overlooked in the recent market rally.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
04/30/94                                                                  10000.00                           10000.00
                                                                           9975.00                            9658.00
12/94                                                                     10452.80                           10131.20
                                                                          11865.00                           12172.70
12/95                                                                     12816.50                           13923.10
                                                                          13688.10                           15343.30
12/96                                                                     14835.10                           17136.90
                                                                          16014.50                           20650.00
12/97                                                                     17089.10                           22834.70
                                                                          18032.40                           26878.80
12/98                                                                     18099.10                           29359.70
                                                                          19621.30                           32994.40
12/99                                                                     19268.10                           35538.30
                                                                          19888.50                           35385.50
12/00                                                                     25336.00                           32299.90
                                                                          27894.90                           30135.80
12/01                                                                     27791.70                           28463.20
                                                                          25026.40                           24720.30
12/02                                                                     22190.90                           22176.60
                                                                          24305.70                           24784.60
12/03                                                                     29186.30                           28536.90


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Boise Cascade Corp.                    2.6
 2.  Pfizer Inc.                            2.4
 3.  Hughes Electronics Corp.               2.1
 4.  Schlumberger Ltd.                      2.1
 5.  Temple-Inland Inc.                     2.0
 6.  Northrop Grumman Corp.                 2.0
 7.  XL Capital Ltd.                        1.9
 8.  Bank of New York                       1.9
 9.  Symbol Technologies Inc.               1.9
10.  Rowan Cos. Inc.                        1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Oil, Energy & Natural Gas             13.7
 2.  Drugs/Biotechnology                    7.0
 3.  Banking                                6.0
 4.  Forestry & Paper Products              5.8
 5.  Financial Services                     5.5

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (2.2%)
    78,900   *DoubleClick Inc. .................  $   806,358
   105,800   *Interpublic Group of Companies
              Inc. .............................    1,650,480
                                                  -----------
                                                    2,456,838
                                                  -----------
             AEROSPACE & DEFENSE (3.4%)
    26,000   Goodrich Corp. ....................      771,940
    15,200   Lockheed Martin Corp. .............      781,280
    22,400   Northrop Grumman Corp. ............    2,141,440
                                                  -----------
                                                    3,694,660
                                                  -----------
             AUTOMOTIVE & RELATED (0.6%)
    13,700   *Navistar International Corp. .....      656,093
                                                  -----------
             BANKING (6.0%)
    34,000   Banc One Corp. ....................    1,550,060
    62,200   Bank of New York...................    2,060,064
    58,800   Mellon Financial Corp. ............    1,888,068
    25,000   Southwest Bancorp of Texas Inc. ...      971,250
                                                  -----------
                                                    6,469,442
                                                  -----------
             BROADCAST RADIO & TV (4.2%)
   140,605   *Hughes Electronics Corp. .........    2,327,013
    81,500   *Radio One Inc. CL D...............    1,572,950
    22,000   *Westwood One Inc. ................      752,620
                                                  -----------
                                                    4,652,583
                                                  -----------
             BUSINESS SERVICES (4.8%)
    30,000   *Brinker International.............      994,800
    94,800   *Ceridian Corp. ...................    1,985,112
    24,500   *Hewitt Associates Inc. CL A.......      732,550
    31,900   Manpower Inc. .....................    1,501,852
                                                  -----------
                                                    5,214,314
                                                  -----------
             CHEMICALS (2.1%)
    64,800   *IMC Global Inc. ..................      643,464
    63,300   Great Lakes Chemical...............    1,721,127
                                                  -----------
                                                    2,364,591
                                                  -----------
             COMPUTER & RELATED (4.2%)
    37,700   *Mentor Graphics Corp. ............      548,158
    59,800   Microsoft Corp. ...................    1,646,892
    20,900   *Sybase Inc. ......................      430,122
   120,800   Symbol Technologies Inc. ..........    2,040,312
                                                  -----------
                                                    4,665,484
                                                  -----------
             CONSUMER PRODUCTS (4.4%)
    32,500   Kimberly Clark.....................    1,920,425
    35,100   Maytag Corp. ......................      977,535
    66,500   Polo Ralph Lauren Corp. ...........    1,915,200
                                                  -----------
                                                    4,813,160
                                                  -----------
             DIVERSIFIED MANUFACTURING (1.4%)
    76,100   Olin Corp. ........................    1,526,566
                                                  -----------

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (7.0%)
    37,200   Bristol-Meyer Squibb Co. ..........  $ 1,063,920
    34,000   Cambrex Corp. .....................      858,840
    20,000   *Medco Health Solutions............      679,800
    47,700   *Medimmune Inc. ...................    1,211,580
    27,900   Merck & Co. .......................    1,288,980
    75,600   Pfizer Inc. .......................    2,670,948
                                                  -----------
                                                    7,774,068
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.3%)
    53,200   *Agilent Technolgies Inc. .........    1,555,568
    40,200   *Vishay Intertechnology Inc. ......      920,580
                                                  -----------
                                                    2,476,148
                                                  -----------
             FINANCIAL SERVICES (5.5%)
    35,300   AG Edwards Inc. ...................    1,278,919
    29,700   Merrill Lynch & Co. ...............    1,741,905
    24,200   Eaton Vance Corp. .................      886,688
    82,800   Janus Capital Group Inc. ..........    1,358,748
    27,700   National Financial Partners........      763,135
                                                  -----------
                                                    6,029,395
                                                  -----------
             FORESTRY & PAPER PRODUCTS (5.8%)
    87,400   Boise Cascade Corp. ...............    2,871,964
    43,600   MeadWestvaco Corp. ................    1,297,100
    35,200   Temple-Inland Inc. ................    2,205,984
                                                  -----------
                                                    6,375,048
                                                  -----------
             MEDIA & PUBLISHING (1.8%)
    43,500   Viacom Inc. CL B...................    1,930,530
                                                  -----------
             MEDICAL & RELATED (1.6%)
    42,600   *Apogent Technologies Inc. ........      981,504
    10,200   Quest Diagnostics Inc. ............      745,722
                                                  -----------
                                                    1,727,226
                                                  -----------
             METALS & MINING (1.8%)
    51,300   Arch Coal Inc. ....................    1,599,021
    27,300   *Compass Minerals International....      389,844
                                                  -----------
                                                    1,988,865
                                                  -----------
             OIL, ENERGY & NATURAL GAS (12.3%)
    12,600   Amerada Hess Corp. ................      669,942
    23,800   *BJ Services Co. ..................      854,420
    38,700   Consol Energy Inc. ................    1,002,330
    27,791   *FMC Technologies Inc. ............      647,530
    70,400   Halliburton Co. ...................    1,830,400
    87,900   *Rowan Cos. Inc. ..................    2,036,643
    41,200   Schlumberger Ltd. .................    2,254,464
    31,400   *Spinnaker Exploration Co. ........    1,013,278
    53,800   *Transocean Sedco Forex Inc. ......    1,291,738
    50,700   *Weatherford International Inc. ...    1,825,200
                                                  -----------
                                                   13,425,945
                                                  -----------
             RESTAURANTS (1.3%)
    37,200   Wendy's International Inc. ........    1,459,728
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             RETAIL (4.5%)
    43,300   *Costco Wholesale Corp. ...........  $ 1,609,894
    55,200   *Kroger Co. .......................    1,021,752
    41,200   Limited Brands.....................      742,836
    19,500   *Linens 'n Things..................      586,560
    27,100   Nordstorm Inc. ....................      929,530
                                                  -----------
                                                    4,890,572
                                                  -----------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.4%)
    36,600   *Fisher Scientific Intl. Inc. .....    1,514,142
                                                  -----------
             TELECOMMUNICATIONS & RELATED (2.5%)
    17,200   Motorola Inc. .....................      242,004
    62,100   SBC Communications Inc. ...........    1,618,947
    97,400   *Tellabs Inc. .....................      821,082
                                                  -----------
                                                    2,682,033
                                                  -----------
             TRANSPORTATION (3.2%)
   129,600   *AMR Corp. ........................    1,678,320
    42,100   CSX Corp. .........................    1,513,074
    12,000   *Overnite Corp. ...................      273,000
                                                  -----------
                                                    3,464,394
                                                  -----------
             TOTAL U.S. COMMON STOCKS (84.3%)...  $92,251,825
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AFRICA (1.1%)
             METALS & MINING (1.1%)
    78,600   Harmony Gold Mining ADR............  $ 1,275,678
                                                  -----------
             BERMUDA (2.5%)
             INSURANCE (2.5%)
   129,600   *Alea Holdings.....................      595,089
    27,300   XL Capital Ltd. ...................    2,117,115
                                                  -----------
                                                    2,712,204
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (0.8%)
             METALS & MINING (0.8%)
    39,400   Barrick Gold Corp. ................  $   894,774
                                                  -----------
             FRANCE (1.4%)
             OIL, ENERGY & NATURAL GAS (1.4%)
    16,400   Total Fina Elf SA..................    1,517,164
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (5.8%)............................  $ 6,399,820
                                                  -----------
             TOTAL COMMON STOCKS (90.1%)........  $98,651,645
                                                  -----------

                                                      FAIR
  SHARES           FOREIGN PREFERRED STOCKS          VALUE
-------------------------------------------------------------
             AUSTRALIA (1.3%)
             MEDIA & PUBLISHING (1.3%)
    48,426   News Corp. ADR......................  $1,464,887
                                                   ----------
             TOTAL FOREIGN PREFERRED STOCKS
              (1.3%).............................  $1,464,887
                                                   ----------

   FACE                                              FAIR
  AMOUNT              SHORT-TERM NOTES               VALUE
--------------------------------------------------------------
             FINANCIAL SERVICES (7.4%)
$4,000,000   American Express
             0.500% 01/02/04...................  $   4,000,000
 4,065,000   G. E. Capital Corp. 0.750%
              01/02/04.........................      4,065,000
                                                 -------------
             TOTAL SHORT-TERM NOTES (7.4%).....  $   8,065,000
                                                 -------------
             TOTAL HOLDINGS (98.8%) (COST
              $92,342,636)(A)..................  $ 108,181,532
             NET OTHER ASSETS (LIABILITIES)
              (1.2%)...........................      1,287,386
                                                 -------------
             NET ASSETS (100.0%)...............  $ 109,468,918
                                                 =============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $247,105.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $92,342,636).....................  $108,181,532
  Cash.....................................        13,483
  Receivable for securities sold...........     2,015,154
  Receivable for fund shares sold..........        47,229
  Dividends & accrued interest
    receivable.............................        90,511
  Prepaid expenses.........................         1,732
                                             ------------
    Total assets...........................   110,349,641
                                             ------------
Liabilities:
  Payable for securities purchased.........       699,234
  Payable for fund shares redeemed.........        71,461
  Payable for investment management
    services (note 3)......................        72,157
  Accrued custody expense..................         3,794
  Accrued professional fees................         9,191
  Accrued accounting fees..................        10,597
  Accrued printing and proxy fees..........        11,561
  Other accrued expenses...................         2,728
                                             ------------
    Total liabilities......................       880,723
                                             ------------
Net assets.................................  $109,468,918
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,523,048
  Paid-in capital in excess of par value...    94,363,003
  Accumulated net realized loss on
    investments............................    (8,256,029)
  Net unrealized appreciation on
    investments............................    15,838,896
                                             ------------
Net assets.................................  $109,468,918
                                             ============
Shares outstanding.........................     7,523,048
Net asset value per share..................  $      14.55
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest.................................  $     68,026
  Dividends (net withholding tax
    $11,819)...............................     1,053,159
                                             ------------
    Total investment income................     1,121,185
                                             ------------
Expenses:
  Management fees (note 3).................       743,694
  Custodian fees...........................        16,977
  Directors' fees..........................         6,503
  Professional fees........................        19,568
  Accounting fees..........................        78,429
  Printing and proxy fees..................        19,398
  Other....................................         2,045
                                             ------------
    Total expenses.........................       886,614
                                             ------------
    Net investment income..................       234,571
                                             ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments.........     5,085,652
  Change in unrealized
    appreciation/depreciation on
    investments............................    21,049,143
                                             ------------
    Net gain on investments................    26,134,795
                                             ------------
    Net increase in net assets from
      operations...........................  $ 26,369,366
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    234,571     $    212,132
  Realized gain (loss) on investments.......................     5,085,652      (12,773,175)
  Change in unrealized appreciation/depreciation on
    investments.............................................    21,049,143      (11,605,085)
                                                              ------------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    26,369,366      (24,166,128)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (236,524)        (210,151)
    Capital gains distributions.............................            --         (882,758)
    Return of capital.......................................        (2,480)              --
                                                              ------------     ------------
      Total dividends and distributions.....................      (239,004)      (1,092,909)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     8,064,357       21,507,500
  Received from dividends reinvested........................       239,004        1,092,909
  Paid for shares redeemed..................................   (14,363,266)     (15,595,790)
                                                              ------------     ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................    (6,059,905)       7,004,619
                                                              ------------     ------------
      Increase (decrease) in net assets.....................    20,070,457      (18,254,418)
Net Assets:
  Beginning of year.........................................    89,398,461      107,652,879
                                                              ------------     ------------
  End of year (a)...........................................  $109,468,918     $ 89,398,461
                                                              ============     ============
  (a) Includes undistributed net investment income of.......  $         --     $      1,953
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $11.09     $14.06     $14.05     $12.11     $12.92
Income (loss) from investment operations:
  Net investment income.....................................    0.03       0.03       0.07       0.10       0.39
  Net realized & unrealized gain (loss) on investments......    3.46      (2.86)      1.29       3.69       0.42
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    3.49      (2.83)      1.36       3.79       0.81
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.03)     (0.03)     (0.07)     (0.10)     (0.39)
  Distributions from net realized capital gains.............    0.00      (0.11)     (1.28)     (1.75)     (1.23)
  Return of capital.........................................    0.00(a)    0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.03)     (0.14)     (1.35)     (1.85)     (1.62)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $14.55     $11.09     $14.06     $14.05     $12.11
                                                              ======     ======     ======     ======     ======
Total return................................................   31.52%    (20.15)%     9.69%     31.50%      6.46%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $109.5     $ 89.4     $107.7     $ 74.0     $ 64.6
Ratios to average net assets:
  Expenses..................................................    0.95%      0.97%      0.93%      0.96%      0.95%
  Net investment income.....................................    0.25%      0.21%      0.49%      0.76%      2.94%
Portfolio turnover rate.....................................     108%        96%       126%       230%        34%

---------------

(a)  Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 OBJECTIVE

The Discovery Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   37.66%
Five-year                                   6.74%
Since inception (4/30/94)                  12.63%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Following the year's market low set in March, increased confidence that the Iraqi conflict would move toward resolution and other market and economic dynamics took the lead in dictating the market's direction. However, some potential market negatives that were of concern included a growing budget deficit, weak dollar, continued geopolitical instability, and increasing concern that the Federal Reserve's currently accommodative monetary policy could reverse in 2004. For the fiscal year ending December 31, 2003, the Ohio National Discovery Portfolio returned 37.66%, versus 48.53% for the current benchmark, the Russell 2000 Growth Index.

The most recent market rally has been characterized by many of the smallest market capitalization companies within the Index, or micro-cap stocks, showing the greatest strength. However, the Portfolio finds it difficult to take positions in many of these extremely small companies as liquidity prevents it from building a meaningful position.

The market bias not only favored higher risk, but also lower quality companies. Money-losing stocks in the Index significantly outperformed profitable stocks. As a group, stocks priced under $5 posted over 132% in gains for the year. And, when analyzing the returns of the Russell 2000 Growth Index by sorting the Index into quintiles based on volatility, the highest beta quintile of stocks posted over a 73% return.

The Portfolio enjoyed a considerable overall benefit within the financials sector due to a significant underweight position in this lagging sector. While sector stock selection was relatively poor, this was counterbalanced by the Portfolio's underweight position. Additionally, strong stock selection within the consumer discretionary sector offset the Portfolio's overweight position in this slightly lagging sector within the Index. The largest contributor to the Portfolio's performance from an individual stock perspective came from Harman International Inds. Inc.

Strong stock selection in the specialty retail and restaurant industry also benefited Portfolio performance. Likewise, industrial holdings saw some standout performance that helped neutralize the negative impact of being overweight in this slightly lagging sector. Some of the strongest performances came from the Portfolio's for-profit education related companies, such as Education Management Corp. Strong returns in many of the Portfolio transportation-related and trucking companies also benefited performance.

The Portfolio was negatively impacted by a relatively high cash position; however, progress was made in reducing this position during the fourth quarter. The Portfolio also suffered significant negative relative performance within the healthcare sector. While a modest negative impact was seen from being slightly overweight this sector, the bulk of the relative underperformance was a result of relatively weak stock selection, such as Accredo Health. Additionally, holdings within the hospital industry performed poorly.

The Portfolio also suffered from an underweight position and ineffective stock selection in information technology. The energy sector provided another negative impact to performance. Poor stock selection and an underweight position within the telecommunication services sector, which was the best performing sector in the Index, also impacted performance. While the Portfolio was underweight in the consumer staples sectors, weak stock selection more than offset this potential positive.

We will continue to utilize our bottom-up process to identify companies we believe are capable of posting strong future earnings growth, and are valued attractively.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[Performance Graph]

                                                               DISCOVERY PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)         RUSSELL 2000 GROWTH INDEX
                                                               ------------------------------       -------------------------
04/30/94                                                                  10000.00                           10000.00
                                                                          10144.00                            9358.00
12/94                                                                     12126.10                           10155.30
                                                                          14236.10                           11775.10
12/95                                                                     16129.50                           13308.20
                                                                          18455.40                           14894.50
12/96                                                                     18986.90                           14806.60
                                                                          18979.30                           15581.00
12/97                                                                     20594.40                           16724.70
                                                                          21372.90                           17637.80
12/98                                                                     22770.70                           16932.30
                                                                          30341.90                           19103.10
12/99                                                                     47011.80                           24230.30
                                                                          56813.70                           24528.40
12/00                                                                     41741.00                           18796.10
                                                                          37942.60                           18824.30
12/01                                                                     34076.30                           17079.30
                                                                          28181.10                           14116.00
12/02                                                                     22922.50                           11909.70
                                                                          25751.10                           14211.80
12/03                                                                     31558.00                           17689.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Fairmont Hotels & Resorts Inc.         1.8
 2.  Marvel Enterprises Inc.                1.7
 3.  Medicis Pharmaceutical Corp. CL
     A                                      1.7
 4.  Macrovision Corp.                      1.7
 5.  Advance Auto Parts Inc.                1.6
 6.  Brooks Automation Inc.                 1.6
 7.  National-Oilwell Inc.                  1.6
 8.  Harman International Inds.
     Inc.                                   1.5
 9.  Advanced Neuromodulation
     Systems                                1.5
10.  Furniture Brands Intl. Inc.            1.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Retail                                10.6
 2.  Electronics/Semiconductors            10.6
 3.  Drugs/Biotechnology                   10.3
 4.  Medical & Related                      8.5
 5.  Computer & Related                     7.8

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE & DEFENSE (0.8%)
    20,375   *FLIR Systems Inc. ................  $   743,687
                                                  -----------
             BANKING (0.7%)
    15,675   Southwest Bancorp of Texas Inc. ...      608,974
                                                  -----------
             BROADCAST RADIO & TV (1.4%)
    60,025   *Cumulus Media Inc. ...............    1,320,550
                                                  -----------
             BUILDING & CONSTRUCTION (1.3%)
    20,300   Chicago Bridge and Iron Co. .......      586,670
    12,625   *Jacobs Engineering Group Inc. ....      606,126
                                                  -----------
                                                    1,192,796
                                                  -----------
             BUSINESS SERVICES (5.1%)
    14,250   *Getty Images Inc. ................      714,352
    24,850   *Kroll Inc. .......................      646,100
    31,750   *Lecg Corp. .......................      726,757
   109,000   *Lionbridge Technologies Inc. .....    1,047,490
    69,125   *Macrovision Corp. ................    1,561,533
                                                  -----------
                                                    4,696,232
                                                  -----------
             CHEMICALS (0.9%)
    16,475   Valspar Corp. .....................      814,195
                                                  -----------
             COMPUTER & RELATED (7.8%)
    23,895   *Altiris Inc. .....................      871,689
    11,825   *Ansys Inc. .......................      469,452
    27,725   *Avocent Corp. ....................    1,012,517
    23,325   *Cadence Design Systems Inc. ......      419,383
    56,950   *Ciber Inc. .......................      493,187
    38,925   *Concur Technologies Inc. .........      376,794
    13,950   *Hyperion Solutions Corp. .........      420,453
    14,100   *J2 Global Communications Inc. ....      349,257
    21,575   *ManTech International Corp. ......      538,297
    12,475   *Manhattan Associates..............      344,809
    33,950   *Radisys Corp. ....................      572,397
    27,300   *Secure Computing Corp. ...........      488,943
    40,725   *Sonic Solutions...................      623,093
    17,962   *United Online Inc. ...............      301,582
                                                  -----------
                                                    7,281,853
                                                  -----------
             CONSUMER PRODUCTS (3.8%)
    16,275   *Columbia Sportswear Co. ..........      886,987
    45,225   Furniture Brands Intl. Inc. .......    1,326,450
    18,900   Harman International Inds. Inc. ...    1,398,222
                                                  -----------
                                                    3,611,659
                                                  -----------
             DRUGS/BIOTECHNOLOGY (9.2%)
    43,850   *Andrx Corp. ......................    1,054,154
    14,500   *Angiotech Pharmaceuticals.........      667,000
    13,450   *Integra LifeSciences Hldgs.
              Inc. .............................      385,073
    58,250   *Impax Laboratories Inc. ..........      838,218
    19,062   *KV Pharmaceutical Co. CL A........      486,081
    22,275   Medicis Pharmaceutical Corp. CL
              A.................................    1,588,207
    18,575   *MGI Pharma Inc. ..................      764,362
     7,700   *Pharmaceutical Resources Inc. ....      501,655
    21,225   *Salix Pharmaceuticals LTD. .......      481,171

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (CONTINUED)
    46,525   *SFBC International Inc. ..........  $ 1,235,704
    23,150   Valeant Pharmaceuticals............      582,223
                                                  -----------
                                                    8,583,848
                                                  -----------
             DIVERSIFIED MANUFACTURING (0.7%)
    16,950   *Trex Company Inc. ................      643,761
                                                  -----------
             EDUCATION (2.6%)
     9,725   *Corinthian Colleges Inc. .........      540,321
    32,750   *Education Management Corp. .......    1,016,560
     5,400   Strayer Education Inc. ............      587,682
     8,150   *Universal Technical Institute.....      244,500
                                                  -----------
                                                    2,389,063
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (10.6%)
    34,675   *Actel Corp. ......................      835,667
    55,150   *Aeroflex Inc. ....................      644,704
    19,875   Ametek Inc. .......................      959,167
    52,425   *Artisan Components, Inc. .........    1,074,712
    60,550   *Brooks Automation Inc. ...........    1,463,494
    68,325   *Entegris Inc. ....................      877,977
    45,075   *Fairchild Semiconductor Intl. CL
              A.................................    1,125,523
    67,500   *Graftech International Ltd. ......      911,250
     5,500   *Omnivision........................      303,875
    41,550   *Semtech Corp. ....................      944,432
    20,300   *Sigmatel Inc. ....................      501,004
    12,250   *TTM Technologies..................      206,780
                                                  -----------
                                                    9,848,585
                                                  -----------
             ENTERTAINMENT & LEISURE (1.6%)
    27,325   *LeapFrog Enterprises Inc. ........      724,933
     8,800   Polaris Industries Inc. ...........      779,504
                                                  -----------
                                                    1,504,437
                                                  -----------
             FOOD, BEVERAGE & TOBACCO (1.5%)
    18,375   *Constellation Brands Inc. CL A....      605,088
    28,500   *Cott Corporation..................      798,285
                                                  -----------
                                                    1,403,373
                                                  -----------
             HOTELS & CASINOS (1.6%)
    35,200   Choice Hotels Intl. Inc. ..........    1,240,800
     8,600   *Shuffle Master Inc. ..............      297,732
                                                  -----------
                                                    1,538,532
                                                  -----------
             INSURANCE (1.5%)
    20,425   *Amerigroup Corp. .................      871,127
    23,800   Scottish Annuity and Life Hldg.....      494,564
                                                  -----------
                                                    1,365,691
                                                  -----------
             MEDICAL & RELATED (8.5%)
    29,875   *Advanced Neuromodulation
              Systems...........................    1,373,652
    62,900   *Alaris Medical Systems Inc. ......      956,709
    17,650   *Henry Schein Inc. ................    1,192,787
    19,175   *Merit Medical Systems.............      426,836
    36,793   *Odyssey Healthcare Inc. ..........    1,076,563
    15,450   *ResMed Inc. ......................      641,793
    75,100   Select Medical Corp. ..............    1,222,628

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (CONTINUED)
    36,275   *Sola International Inc. ..........  $   681,970
    15,575   *Visx Inc. ........................      360,561
                                                  -----------
                                                    7,933,499
                                                  -----------
             OIL, ENERGY & NATURAL GAS (4.6%)
     9,375   CARBO Ceramics Inc. ...............      480,468
    65,000   *National-Oilwell Inc. ............    1,453,400
    17,950   *Pioneer Natural Resources Co. ....      573,144
    19,900   *Pride International Inc. .........      370,936
    22,575   *Quicksilver Resources Inc. .......      729,173
    72,550   *Superior Energy Services Inc. ....      681,970
                                                  -----------
                                                    4,289,091
                                                  -----------
             RESTAURANTS (2.7%)
    11,000   *Krispy Kreme Doughnuts Inc. ......      402,600
    29,600   *Rare Hospitality Intl. Inc. ......      723,424
    16,700   *Red Robin Gourmet Burgers.........      508,348
    31,925   *Ruby Tuesday Inc. ................      909,544
                                                  -----------
                                                    2,543,916
                                                  -----------
             RETAIL (10.6%)
    25,375   *Actuant Corp. CL A................      918,575
    18,300   *Advance Auto Parts Inc. ..........    1,489,620
    20,650   *Cost Plus Inc. ...................      846,650
    17,975   Fastenal Co. ......................      897,671
    40,700   *Guitar Center Inc. ...............    1,326,006
    43,005   *Insight Enterprises Inc. .........      808,494
    55,450   *Marvel Enterprises Inc. ..........    1,614,149
    32,025   Movie Gallery Inc. ................      598,227
    19,125   *Petco Animal Supplies Inc. .......      582,357
    18,425   *Tuesday Morning Corp. ............      557,357
     3,625   Whole Foods Market Inc. ...........      243,346
                                                  -----------
                                                    9,882,452
                                                  -----------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.3%)
    28,375   *Fisher Scientific Intl. Inc. .....    1,173,873
                                                  -----------
             TELECOMMUNICATIONS & RELATED (6.8%)
   106,749   *Arris Group Inc. .................      772,862
    25,500   Harris Corp. ......................      967,725
    29,725   *KVH Industries Inc. ..............      816,545
    13,100   *Netscreen Technologies Inc. ......      324,225
    34,075   *Polycom Inc. .....................      665,144
    55,825   *Powerwave Technologies Inc. ......      427,062
   133,100   *Ptek Holdings Inc. ...............    1,172,611
     8,400   *SafeNet Inc. .....................      258,468
   211,254   *Stratex Networks Inc. ............      897,830
                                                  -----------
                                                    6,302,472
                                                  -----------
             TRANSPORTATION (5.0%)
    19,925   *Forward Air Corporation...........      547,937
    20,875   *J.B. Hunt Transport Service
              Inc. .............................      563,833

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TRANSPORTATION (CONTINUED)
    20,075   *Knight Transportation Inc. .......  $   514,923
    31,300   *Overnite Corp. ...................      712,075
    53,925   *Pacer International Inc. .........    1,090,364
    27,375   Wabtec.............................      466,470
    28,113   Werner Enterprises Inc. ...........      547,922
                                                  -----------
                                                    4,443,524
                                                  -----------
             WASTE MANAGEMENT (2.0%)
    19,675   *Stericycle Inc. ..................      918,823
    26,150   *Waste Connections Inc. ...........      987,686
                                                  -----------
                                                    1,906,509
                                                  -----------
             TOTAL U.S. COMMON STOCKS (92.6%)...  $86,022,572
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (0.9%)
             INSURANCE (0.9%)
    29,275   Platinum Underwriters Hldgs.
              Inc. .............................  $   878,250
                                                  -----------
             CANADA (1.8%)
             HOTELS & CASINOS (1.8%)
    62,975   Fairmont Hotels & Resorts Inc. ....    1,709,141
                                                  -----------
             ISRAEL (1.1%)
             DRUGS/BIOTECHNOLOGY (1.1%)
    15,500   *Taro Pharmaceutical Inds. Ltd. ...      999,750
                                                  -----------
             UNITED KINGDOM (0.7%)
             TRANSPORTATION (0.7%)
    17,350   UTI Worldwide Inc. ................      658,086
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (4.5%)............................  $ 4,245,227
                                                  -----------
             TOTAL COMMON STOCKS (97.1%)........  $90,267,799
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (1.0%)
$  942,000   US Bank 0.800% 01/02/04
             Repurchase price $942,041
              Collateralized by Freddie Mac
              Mortgage Back Pool #E89339
              Fair Value: $960,729
              Due: 05/01/17
              Interest: 5.50%...................  $   942,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (1.0%)............................  $   942,000
                                                  -----------
             TOTAL HOLDINGS (98.1%)
              (COST $76,348,379) (a)............  $91,209,799
             NET OTHER ASSETS (LIABILITIES)
              (1.9%)............................    1,767,597
                                                  -----------
             NET ASSETS (100.0%)................  $92,977,396
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $805,463.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $76,348,379).....................  $ 91,209,799
  Cash.....................................         3,028
  Receivable for securities sold...........     2,857,125
  Receivable for fund shares sold..........        13,638
  Dividends & accrued interest
    receivable.............................        10,397
  Prepaid expenses.........................         1,276
                                             ------------
    Total assets...........................    94,095,263
                                             ------------
Liabilities:
  Payable for securities purchased.........       896,935
  Payable for fund shares redeemed.........       121,308
  Payable for investment management
    services (note 3)......................        62,919
  Accrued custody expense..................         3,373
  Accrued professional fees................        11,225
  Accrued accounting fees..................        10,093
  Accrued printing and proxy fees..........         9,609
  Other accrued expenses...................         2,405
                                             ------------
    Total liabilities......................     1,117,867
                                             ------------
Net assets.................................  $ 92,977,396
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  5,554,158
  Paid-in capital in excess of par value...   123,727,169
  Accumulated net realized loss on
    investments............................   (51,165,351)
  Net unrealized appreciation on
    investments............................    14,861,420
                                             ------------
Net assets.................................  $ 92,977,396
                                             ============
Shares outstanding.........................     5,554,158
Net asset value per share..................  $      16.74
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest..................................  $    72,085
  Dividends (net withholding tax $95).......      114,236
  Other Income..............................        5,188
                                              -----------
    Total investment income.................      191,509
                                              -----------
Expenses:
  Management fees (note 3)..................      638,869
  Custodian fees............................       14,477
  Directors' fees...........................        5,503
  Professional fees.........................       17,037
  Accounting fees...........................       64,169
  Printing and proxy fees...................       17,239
  Other.....................................        1,725
                                              -----------
    Total expenses..........................      759,019
                                              -----------
    Net investment loss.....................     (567,510)
                                              -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments..........    1,904,019
  Change in unrealized
    appreciation/depreciation on
    investments.............................   24,749,719
                                              -----------
    Net gain on investments.................   26,653,738
                                              -----------
    Net increase in net assets from
      operations............................  $26,086,228
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (567,510)    $   (631,470)
  Realized gain (loss) on investments.......................     1,904,019      (27,905,728)
  Change in unrealized appreciation/depreciation on
    investments.............................................    24,749,719      (10,441,378)
                                                              ------------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    26,086,228      (38,978,576)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     4,577,212        7,316,091
  Paid for shares redeemed..................................   (11,850,067)     (15,806,750)
                                                              ------------     ------------
    Decrease in net assets derived from capital share
     transactions...........................................    (7,272,855)      (8,490,659)
                                                              ------------     ------------
      Increase (decrease) in net assets.....................    18,813,373      (47,469,235)
Net Assets:
  Beginning of year.........................................    74,164,023      121,633,258
                                                              ------------     ------------
  End of year...............................................  $ 92,977,396     $ 74,164,023
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $12.16     $18.08     $22.14     $31.62     $20.70
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)     (0.10)     (0.10)     (0.22)     (0.16)
  Net realized and unrealized gain (loss) on investments....    4.68      (5.82)     (3.96)     (3.09)     21.96
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    4.58      (5.92)     (4.06)     (3.31)     21.80
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Distributions from net realized capital gains...........    0.00       0.00       0.00      (6.09)    (10.88)
    Return of capital.......................................    0.00       0.00       0.00      (0.08)      0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00       0.00       0.00      (6.17)    (10.88)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $16.74     $12.16     $18.08     $22.14     $31.62
                                                              ======     ======     ======     ======     ======
Total return................................................   37.66%    (32.74)%   (18.36)%   (11.22)%   106.46%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 93.0     $ 74.2     $121.6     $158.0     $167.9
Ratios to average net assets:
  Expenses..................................................    0.95%      0.96%      0.96%      0.92%      0.89%
  Net investment loss.......................................   (0.71)%    (0.66)%    (0.54)%    (0.64)%    (0.61)%
Portfolio turnover rate.....................................     128%       128%       112%       138%       166%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    53.91%
Five-year                                    6.11%
Since inception (3/31/95)                    7.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National International Small Cap Portfolio returned 53.91% versus 58.44% for the current benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index.

The Portfolio and the MSCI World ex-U.S. Small Cap Index outpaced the larger cap indices in the U.S. and abroad during the year. To illustrate this point, consider that the S&P 500 Index finished the year +28.68% while the MSCI EAFE Index was +35.28%. The international small cap asset class performed as expected with a global economic recovery underway. The international aspect of this Portfolio also guided the performance higher as the U.S. dollar continued its depreciation against foreign currencies benefiting U.S. investors in international markets. Consumer and business spending led the way with stronger performance from these sectors: Capital Goods, Materials and Diversified Financials. International small caps at the beginning of the supply chain have exhibited early and strong earnings growth throughout the year. The increasing demand by its customers enabled small companies to increase prices, market share, and profitability.

Our best performer for the year was Research in Motion Ltd. This Canadian company designs and manufacturers the popular Blackberry communication device. Despite volatile periods throughout the year, we continued to hold this stock through the fantastic reported earnings and subscriber growth through the end of the year. The stock finished the year +409.40%. Round One Corp. is a Japanese owner/operator of amusement arcades in Japan. Assisted by an unseasonable wet and cool summer, many Japanese locals went bowling through the summer. The company reported double-digit revenue gains monthly through much of the year. Round One finished +297.80%, in U.S. dollars. Enterprise Inns PLC, a U.K. owner of tenanted pubs reported excellent growth on the back of earnings enhancing acquisitions. The stock finished +96.80%, in U.S. dollars.

While all sectors had strong positive contributions, on a relative basis our energy investments were weak +29.70%. Individual investments that didn't work out were largely due to lowered revenue or earnings guidance by the companies and negative news on a company-specific basis. Many of these investments were sold. Capio, a Swedish hospital management company reported dismal earnings and continued losses in their German business. Aristocrat Leisure, an Australian manufacturer of gaming machines announced collection problems from one of its major customers (which is when we sold), and continued throughout the year with financial and management problems.

International small caps have led the markets during the global economic recovery. Global GDP growth forecasts continue to rise from previous estimates as we enter 2004. Opportunities continue to exist to invest in this cyclical recovery through key sectors. As such, we are upbeat on the economic recovery that is under way and believe that since small companies supply basic materials, components, and services to larger corporations, they are ideally positioned to take early and optimal advantage of the low interest rate environment and increases in consumer and business spending. However, not all stocks, even in a given sector, are equal. Hence, selective stock picking will be key going forward. Key attributes to bear in mind are market leadership, pricing power, and valuations. We believe that the U.S. dollar will continue to decline against major foreign currencies through much of this year.

We continue to locate small companies outside of the U.S. with good investment potential. We target companies with stable or expanding market shares, strong ties to their local and regional markets, and reasonable valuations.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              INTERNATIONAL SMALL COMPANY
                                                            PORTFOLIO (COMMENCED OPERATIONS    MSCI WORLD EX-U.S. SMALL CAP INDEX
                                                                    MARCH 31, 1995)                   (COMMENCED 1/12/98)
                                                            -------------------------------    ----------------------------------
03/31/95                                                                10000.00
                                                                        10421.00
12/95                                                                   10889.90
                                                                        11945.20
12/96                                                                   12206.80
                                                                        13407.90
12/97                                                                   13630.50
                                                                        14466.00                            14466.00
12/98                                                                   14110.20                            14467.00
                                                                        17531.90                            14468.00
12/99                                                                   29422.00                            14469.00
                                                                        25235.30                            14470.00
12/00                                                                   20516.30                            14471.00
                                                                        17274.70                            14145.40
12/01                                                                   14509.00                            12684.20
                                                                        14570.00                            13810.50
12/02                                                                   12332.00                            11529.00
                                                                        14802.10                            13811.80
12/03                                                                   18980.80                            18266.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-800 million. The dollar denominated range is applied across 23 developed markets.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  DePfa Bank PLC                         1.8
 2.  Research in Motion Ltd.                1.7
 3.  Anglo Irish Bank Corp. PLC             1.5
 4.  Novozymes A/S CL B                     1.2
 5.  Impresa-Sociedade Gestora de
     Participacoes SA                       1.1
 6.  Dassault Systemes SA                   1.1
 7.  Enterprise Inns PLC                    1.1
 8.  Neopost SA                             1.1
 9.  Masonite International Corp.           1.0
10.  Esprit Holdings Ltd.                   1.0

 TOP 5 COUNTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Japan                                 28.7
 2.  Canada                                13.2
 3.  United Kingdom                        11.2
 4.  Italy                                  4.2
 5.  France                                 4.2

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (28.7%)
     7,400   Aoyama Trading (17)................  $   146,050
     3,700   Arisawa Manufacturing Co.
              Ltd.(13)..........................      149,495
     3,500   Bandai Co. Ltd. (5)................       87,977
    17,000   Calsonic Kansei Corp. (1)..........      134,050
    17,000   Central Glass Co. Ltd. (3).........      106,987
    32,000   *Chiyoda Corp. (3).................      196,025
    20,000   *Dainippon Screen Manf. Co. Ltd
              (20)..............................      136,480
     2,000   Disco Corp. (18)...................      113,019
     2,200   Don Quijote Co. Ltd. (17)..........      113,466
        25   Faith, Inc. (19)...................      221,105
     3,400   Fast Retailing Co. Ltd. (17).......      206,060
     8,000   Fuji Soft ABC Inc. (19)............      236,093
        50   Fullcast Co. Ltd. (4)..............      154,541
    29,000   Hino Motors Ltd. (1)...............      206,266
    36,000   Hitachi Koki Co. (5)...............      184,332
     3,800   Hitachi Software Engineering Co.
              Ltd. (19).........................       97,817
    98,000   Ishikawajima Harima Heavy Ind. Co.
              (3)...............................      139,589
     8,000   Japan Synthetic Rubber (13)........      178,374
    16,000   JGC Corp. (3)......................      166,531
    46,000   Kawasaki Kisen Kaisha Ltd. (22)....      228,255
        53   *Kennedy-Wilson Japan (16).........      160,359
    28,000   Komatsu Ltd. (3)...................      177,256
    16,000   Koyo Seiko Co. (3).................      163,999
    31,000   Kyowa Exeo Corp. (3)...............      186,725
    16,000   Mitsubishi Securities Co. Ltd.
              (6)...............................      173,831
    41,000   Mitsui Osk Lines (22)..............      199,628
    44,000   Nachi Fujikoshi Corp. (3)..........      103,225
    19,000   Nippon Thompson (3)................      125,410
    22,000   Ntn Corp. (3)......................      104,660
    19,000   Okura Industrial Co. (13)..........      133,901
    17,000   OSG Corp. (3)......................      120,755
    28,000   *Pacific Metals Co. Ltd. (13)......      166,829
    30,000   Pentax Corp. (5)...................      180,980
        90   Round One Corp. (11)...............      207,793
     4,200   Ryohin Keikaku Co. Ltd. (17).......      141,544
    75,000   *Shinwa Kaiun Kaisha Ltd. ( 24)....      188,522
    13,000   Showa Corp. (1)....................      116,185
    11,400   Showa Shell Sekiyu K.K. (7)........       92,441
     8,500   Stanley Electric Co. (1)...........      164,199
    23,000   Teikoku Oil Co. (7)................      115,412
     8,900   THK Co. Ltd. (3)...................      180,626
     4,200   Toyoda Gosei Co., Ltd. (1).........      120,821
       135   *UMC Japan (20)....................      136,993
     2,400   USS Co. Ltd. (17)..................      169,361
     2,500   Yamada Denki (17)..................       83,787
    28,000   *Yaskawa Electric Corp. (20).......      183,773
                                                  -----------
                                                    7,101,527
                                                  -----------
             CANADA (13.2%)
     4,700   *Angiotech Pharmaceuticals Inc.
              (15)..............................      216,130
     4,550   *ATI Technologies, Inc. (18).......       68,537
    26,500   *Bema Gold Corp. (13)..............       98,717
    14,800   C.I. Fund Management Inc. (6)......      160,594

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (CONTINUED)
     3,650   Canadian Natural Resources Ltd.
              (7)...............................  $   184,404
     9,800   *Canico Resource Corp. (13)........       98,841
     7,600   *Celestica, Inc. (20)..............      114,532
     8,800   Cinram International Inc. (14).....      192,812
     4,600   CP Ships (22)......................       95,633
     6,400   Ensign Resource Service Group Inc.
              (7)...............................      101,894
     3,706   Industrial Alliance Life Insurance
              Co. (12)..........................      125,452
     3,000   Magna International Inc. CL A
              (1)...............................      241,224
     9,600   *Masonite International Corp.
              (3)...............................      256,712
     4,455   Molson Cos. Ltd. CL A (9)..........      124,295
    11,200   *Open Text Corp. (19)..............      214,480
     6,700   Placer Dome Inc. (13)..............      119,997
     6,450   *Research in Motion Ltd. (20)......      431,118
     6,000   SNC-Lavalin Group Inc. (3).........      236,494
    10,300   Teck Corp. Class B (13)............      174,572
                                                  -----------
                                                    3,256,438
                                                  -----------
             UNITED KINGDOM (11.2%)
    11,500   Capita Group PLC (4)...............       49,840
    24,670   Cattles PLC (6)....................      147,067
    11,000   Close Brothers Group PLC (6).......      143,999
    14,850   Enterprise Inns PLC (11)...........      268,558
    16,900   FirstGroup PLC (22)................       82,436
    30,700   Hit Entertainment PLC (14).........      161,249
     4,800   ICAP PLC (6).......................      133,121
     6,200   Intermediate Capital Group PLC
              (6)...............................      116,769
    48,100   *International Power PLC (23)......      105,946
    47,600   *Lastminute.com PLC (17)...........      188,891
     8,640   Man (ED&F) Group PLC (6)...........      225,132
    65,000   Mfi Furniture Group (5)............      175,050
     6,816   Northern Rock PLC (2)..............       86,736
    80,000   PHS Group PLC (4)..................      119,495
    35,800   Serco Group PLC (4)................      109,820
   120,700   Signet Group PLC (17)..............      221,727
    71,160   The Carphone Warehouse PLC (17)....      187,198
    31,210   William Hill PLC (11)..............      237,681
                                                  -----------
                                                    2,760,715
                                                  -----------
             GERMANY (5.4%)
     4,150   Celesio AG (10)....................      200,846
     3,460   DePfa Bank PLC (6).................      433,635
     1,390   Krones AG Pfd. (3).................      110,080
     2,270   Medion AG (17).....................       88,887
     1,000   Puma AG Rudolf Dassler Sport (5)...      175,987
     5,312   *Singulus Technologies AG (3)......      110,178
     3,375   Stada Arzneimittel AG (15).........      208,945
                                                  -----------
                                                    1,328,558
                                                  -----------
             ITALY (4.2%)
    13,523   Arnoldo Mondadori Editore (14).....      120,864
     5,100   Campari Group (9)..................      246,822
     2,190   *e.Biscom (21).....................      133,765
     5,877   Lottomatica SPA (11)...............      129,285
     7,200   Merloni Elettrodomestici SPA (5)...      135,309

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ITALY (CONTINUED)
     7,000   Recordati SPA (15).................  $   136,038
    18,324   Saipem SPA (7).....................      147,649
                                                  -----------
                                                    1,049,732
                                                  -----------
             FRANCE (4.2%)
     6,000   Dassault Systemes SA (19)..........      272,730
     3,900   Essilor International SA (10)......      201,003
       600   Imerys SA (13).....................      125,881
    10,404   *JC Decaux SA (14).................      169,496
     5,206   Neopost SA (20)....................      261,768
                                                  -----------
                                                    1,030,878
                                                  -----------
             IRELAND (2.1%)
    22,800   Anglo Irish Bank Corp. PLC (2).....      360,266
    14,000   IAWS Group PLC (9).................      170,707
                                                  -----------
                                                      530,973
                                                  -----------
             NETHERLANDS (3.0%)
     7,500   *ASM Lithography Holding (18)......      153,203
     5,100   Euronext (6).......................      128,668
     3,243   IHC Caland (7).....................      175,294
     9,300   Vedior (4).........................      144,963
    60,600   *Versatel Telecom International
              (21)..............................      131,787
                                                  -----------
                                                      733,915
                                                  -----------
             HONG KONG (2.9%)
    30,000   ASM Pacific Technology Ltd. (18)...      131,384
    75,000   Citic Pacific Ltd. (3).............      191,280
    76,000   Esprit Holdings Ltd. (17)..........      253,056
    30,000   Techtronic Industries Co. (5)......       83,274
   118,000   TPV Technology Limited (20)........       61,937
                                                  -----------
                                                      720,931
                                                  -----------
             SWITZERLAND (2.4%)
     1,800   *Actelion Ltd. (15)................      193,729
       798   Kuehne & Nagel International AG
              (22)..............................      101,004
     1,620   *Logitech International SA (20)....       69,874
     3,616   *Micronas Semiconductor Holding AG
              (18)..............................      154,359
       630   Swatch Group AG CL B (5)...........       75,423
                                                  -----------
                                                      594,389
                                                  -----------
             SINGAPORE & MALAYSIAN (2.4%)
    39,600   Keppel Corp. Ltd. (6)..............      142,236
    97,000   *Neptune Orient Lines Ltd. (22)....      123,370
   422,000   New Toyo Int'l Holdings Ltd.
             (13)...............................      163,999
    13,000   Venture Manufacturing (Singapore)
              Ltd.(20)..........................      153,095
                                                  -----------
                                                      582,700
                                                  -----------
             SWEDEN (2.3%)
     9,729   *Elekta AB CL B (10)...............      182,201
    16,000   Eniro AB (14)......................      153,150
    24,220   Getinge AB CL B (10)...............      231,831
                                                  -----------
                                                      567,182
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SOUTH KOREA (1.9%)
     9,300   *Daewoo Shipbuilding & Marine
              Engineering Co. Ltd. (3)..........  $   119,421
    36,600   *Hanaro Telecom. Inc. (21).........      100,293
    15,300   Inchon Iron & Steel (13)...........      134,830
     1,000   NHN Corp. (19).....................      115,988
                                                  -----------
                                                      470,532
                                                  -----------
             AUSTRALIA (1.7%)
    36,000   Pacifica Group Ltd. (1)............      117,486
    16,500   Patrick Corp. Ltd. (22)............      181,517
    21,200   Toll Holdings Ltd. (22)............      131,517
                                                  -----------
                                                      430,520
                                                  -----------
             GREECE (1.7%)
     5,200   Germanos S. A. (17)................      129,687
     9,300   Greek Organization of Football
              Prognostics (11)..................      133,272
     6,600   Public Power Corp. (23)............      162,613
                                                  -----------
                                                      425,572
                                                  -----------
             DENMARK (1.5%)
     1,110   Coloplast CL B (10)................       94,630
     7,850   Novozymes A/S CL B (13)............      285,582
                                                  -----------
                                                      380,212
                                                  -----------
             SPAIN (1.4%)
     2,220   ACS Actividades de Constuccion y
              Servicios SA (3)..................      107,998
     2,850   Grupo Ferrovial SA (3).............       99,524
    10,900   Indra Sistemas SA (19).............      139,348
                                                  -----------
                                                      346,870
                                                  -----------
             PORTUGAL (1.1%)
    62,042   *Impresa-Sociedade Gestora de
              Participacoes SA (14).............      272,964
                                                  -----------
             NORWAY (1.1%)
    12,200   *Aktiv Kapital ASA (6).............      121,974
    10,000   *Golar LNG Ltd. (22)...............      143,041
                                                  -----------
                                                      265,015
                                                  -----------
             GUERNSEY (1.0%)
    10,900   *Amdocs (15).......................      245,032
                                                  -----------
             THAILAND (0.8%)
   540,000   Amata Corp. Public Co. Ltd. (16)...      203,066
                                                  -----------
             ISRAEL (0.6%)
     9,275   *Check Point Software Tech. Ltd.
              (19)..............................      156,005
                                                  -----------
             BELGIUM (0.5%)
     1,600   Umicore (13).......................      111,928
                                                  -----------
             TAIWAN (0.4%)
     6,400   *High Tech Computer Corp. GDR, 144A
              (20)..............................      100,800
                                                  -----------
             CZECH (0.3%)
     6,500   Cesky Telecom A. S. (21)...........       73,696
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRIA (0.2%)
       600   Boehler-Uddeholm (13)..............  $    40,382
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (96.2%)...........................  $23,780,532
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.5%)
$1,115,000   State Street Bank 0.100% due
              01/02/04 Repurchase price
              $1,115,006 Collateralized by U.S.
              Treasury Note
              Fair Value: $1,137,844
              Due: 06/30/05
              Interest: 1.125%..................  $ 1,115,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (4.5%)............................  $ 1,115,000
                                                  -----------
             TOTAL HOLDINGS (100.7%)
              (COST $18,350,596)(a).............  $24,895,532
             NET OTHER ASSETS (LIABILITIES)
              (-0.7%)...........................     (174,387)
                                                  -----------
             NET ASSETS (100.0%)................  $24,721,145
                                                  ===========

---------------

     *  Represents non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $431,417.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified buyers. At the period end, the value of this security amounted to $100,800 or 0.04% of net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

INDUSTRY CLASSIFICATIONS (% OF NET ASSETS)

  (1)  Automobiles & Components........   4.5%
  (2)  Banks...........................   1.8%
  (3)  Capital Goods...................  12.1%
  (4)  Commercial Services &
       Supplies........................   2.3%
  (5)  Consumer Durables & Apparel.....   4.4%
  (6)  Diversified Financials..........   7.8%
  (7)  Energy..........................   2.9%
  (8)  Financial Services..............   4.5%
  (9)  Food Beverage & Tobacco.........   2.2%
 (10)  Healthcare Equipment &
       Services........................   3.7%
 (11)  Hotels Restaurants & Leisure....   4.0%
 (12)  Insurance.......................   0.5%
 (13)  Materials.......................   8.0%
 (14)  Media...........................   4.3%
 (15)  Pharmaceuticals &
       Biotechnology...................   4.0%
 (16)  Real Estate.....................   1.5%
 (17)  Retailing.......................   7.8%
 (18)  Semiconductors & Equipment......   2.9%
 (19)  Software & Services.............   5.5%
 (20)  Technology Hardware &
       Equipment.......................   6.7%
 (21)  Telecommunication Services......   1.8%
 (22)  Transportation..................   5.2%
 (23)  Utilities.......................   1.1%
 (24)  Unassigned......................   1.2%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $18,350,596)......................  $24,895,532
  Cash......................................          268
  Receivable for fund shares sold...........       52,650
  Dividends & accrued interest receivable...       21,088
  Other.....................................        1,074
                                              -----------
    Total assets............................   24,970,612
                                              -----------
Liabilities:
  Payable for securities purchased..........      175,981
  Payable for fund shares redeemed..........           75
  Payable for investment management services
    (note 3)................................       20,148
  Accrued accounting and custody fees.......       11,907
  Accrued printing, proxy and filing
    expenses................................        3,705
  Accrued professional fees.................       11,460
  Accrued withholding taxes.................       20,438
  Other accrued expenses....................        5,753
                                              -----------
    Total liabilities.......................      249,467
                                              -----------
Net assets..................................  $24,721,145
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    2,014,750
  Paid-in capital in excess of par value....   22,450,550
  Accumulated net realized loss on
    investments.............................   (6,199,934)
  Net unrealized appreciation on:
    Investments.............................    6,544,936
    Foreign currency related transactions...          644
  Distributions in excess of net investment
    income..................................      (89,801)
                                              -----------
Net assets..................................  $24,721,145
                                              ===========
Shares outstanding..........................    2,014,750
Net asset value per share...................  $     12.27
                                              ===========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $    1,312
  Dividends (net of $32,069 foreign taxes
    withheld)................................     303,920
                                               ----------
      Total investment income................     305,232
                                               ----------
Expenses:
  Management fees (note 3)...................     180,699
  Custodian fees.............................      62,035
  Directors' fees............................       1,253
  Professional fees..........................       9,019
  Accounting fees............................      30,501
  Printing and proxy fees....................       4,270
  Other......................................         105
                                               ----------
    Total expenses...........................     287,882
                                               ----------
    Net investment income....................      17,350
                                               ----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
    Net realized gain (loss) on:
      Investments............................   1,577,085
      Foreign currency related
         transactions........................     (62,881)
    Change in unrealized
      appreciation/depreciation on:
      Investments............................   6,490,277
      Foreign currency related
         transactions........................        (893)
                                               ----------
         Net gain on investments.............   8,003,588
                                               ----------
         Net increase in net assets from
           operations........................  $8,020,938
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2003             2002
                                                              -----------     ------------
From operations:
  Net investment income.....................................  $    17,350     $      4,582
  Realized gain (loss) on investments and foreign currency
    transactions............................................    1,514,204       (2,215,511)
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........    6,489,384         (141,340)
                                                              -----------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    8,020,938       (2,352,269)
                                                              -----------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (38,656)              --
                                                              -----------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    6,926,680       62,021,617
  Received from dividends reinvested........................       38,656               --
  Paid for shares redeemed..................................   (5,062,168)     (63,730,602)
                                                              -----------     ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................    1,903,168       (1,708,985)
                                                              -----------     ------------
      Increase (decrease) in net assets.....................    9,885,450       (4,061,254)
Net Assets:
  Beginning of year.........................................   14,835,695       18,896,949
                                                              -----------     ------------
  End of year (a)...........................................  $24,721,145     $ 14,835,695
                                                              ===========     ============
(a) Includes distributions in excess of net investment
  income of.................................................  $   (89,801)    $     (5,614)
                                                              ===========     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 7.99     $ 9.40     $13.29     $20.25     $10.76
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.01       0.00      (0.04)     (0.18)     (0.20)
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................    4.29      (1.41)     (3.85)     (5.89)     11.81
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    4.30      (1.41)     (3.89)     (6.07)     11.61
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Distributions from net realized capital gains & foreign
      currency related transactions.........................    0.00       0.00       0.00      (0.89)     (2.12)
    Dividends from net investment income....................   (0.02)      0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.02)      0.00       0.00      (0.89)     (2.12)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $12.27     $ 7.99     $ 9.40     $13.29     $20.25
                                                              ======     ======     ======     ======     ======
Total return................................................   53.91%    (15.00)%   (29.28)%   (30.27)%   108.51%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 24.7     $ 14.8     $ 18.9     $ 30.6     $ 38.1
  Ratios to average net assets:
    Expenses................................................    1.59%      1.56%      1.79%      1.63%      2.06%
    Net investment income (loss)............................    0.10%      0.03%     (0.35)%    (0.98)%    (1.44)%
Portfolio turnover rate.....................................      87%        92%       221%       251%       314%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth by investing in equity securities with attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    31.49%
Five-year                                  -13.06%
Since inception (3/31/95)                   -2.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Aggressive Growth Portfolio returned 31.49% versus 28.68% for the current benchmark, the S&P 500 Index.

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based S&P 500 Index climbed 28.68%. Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries over a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

The Portfolio benefited greatly from a resurgence in Internet services provider Yahoo! Inc.'s share price, as well as from the appreciation of our holding in networking giant Cisco Systems Inc. Semiconductor chip developers Maxim Integrated Products Inc., which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments Inc., which focuses on the cellular phone and computer industries, also aided performance. Another leading gainer was luxury hotel and resort manager Four Seasons Hotel Inc.

The Portfolio's largest detractor was General Dynamics, a leading defense contractor and builder of Gulf stream jets. Information infrastructure provider Softbank Corp. also weighed on the Portfolio's performance, as did packaging and consumer products manufacturer Pactiv Corp. Other disappointments included optical equipment producer Corning, and medical supply distributor Cardinal Health.

While considering sector contributions, it's important to remember that our extensive research efforts focus on individual companies, not broader industries. Understanding this, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which exceeded the S&P 500 Index weightings, accounted for a large percentage of the Portfolio's gains. And while every sector posted positive returns during the period, minimal gains from the materials and utilities areas made them our weakest-performing sectors.

We will continue to focus on companies with quality earnings and healthy operating margins that are benefiting from the stronger economy, while seeking opportunities in more consistent growth investments that may be underperforming due to investor rotations.

In light of the recent events surrounding the mutual fund industry, I would like to take a moment to reassure you of my deep commitment to serving your interests. I consider these interests to be of the highest priority when making decisions for the Portfolio, and want you to know that I take my fiduciary responsibility extremely seriously.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
03/31/95                                                                  10000.00                           10000.00
                                                                          11027.00                           10953.00
12/95                                                                     12695.40                           12528.00
                                                                          12474.50                           13805.90
12/96                                                                     12792.60                           15419.80
                                                                          13448.80                           18580.90
12/97                                                                     14395.60                           20546.70
                                                                          15547.30                           24185.60
12/98                                                                     15524.00                           26417.90
                                                                          14740.00                           29688.40
12/99                                                                     16417.40                           31977.40
                                                                          15066.30                           31839.90
12/00                                                                     11928.00                           29063.50
                                                                           9079.57                           27116.20
12/01                                                                      8132.57                           25611.30
                                                                           6863.08                           22243.40
12/02                                                                      5862.44                           19954.50
                                                                           6651.52                           22301.20
12/03                                                                      7708.45                           25677.60


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Cisco Systems Inc.                     3.5
 2.  Maxim Integrated Products
     Inc.                                   3.5
 3.  Time Warner Inc.                       2.9
 4.  Yahoo! Inc.                            2.8
 5.  Texas Instruments Inc.                 2.3
 6.  Applied Materials Inc.                 2.3
 7.  Citigroup Inc.                         1.9
 8.  Clear Channel Communications           1.9
 9.  TotalFinaElf                           1.8
10.  Amgen Inc.                             1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Electronics/Semiconductors            12.5
 2.  Drugs/Biotechnology                   10.4
 3.  Computer & Related                     8.4
 4.  Telecommunications & Related           8.1
 5.  Transportation                         7.0

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE & DEFENSE (2.7%)
   3,845   Lockheed Martin Corp. ...............  $   197,633
   2,585   United Technologies Corp. ...........      244,980
                                                  -----------
                                                      442,613
                                                  -----------
           BANKING (4.4%)
   2,230   Capital One Financial Corp. .........      136,677
   6,275   Citigroup Inc. ......................      304,589
   3,510   Northern Trust.......................      162,934
   2,455   UCBH Holdings Inc. ..................       95,671
                                                  -----------
                                                      699,871
                                                  -----------
           BROADCAST & CABLE TV (3.7%)
   6,355   Clear Channel Communications.........      297,605
   6,665   *Comcast Corp. CL A Special..........      208,481
   3,235   *XM Satellite Radio Hold CL A........       85,275
                                                  -----------
                                                      591,361
                                                  -----------
           BUILDING & CONSTRUCTION (1.3%)
   2,175   Lennar Corp. ........................      208,800
                                                  -----------
           BUSINESS SERVICES (1.3%)
   4,480   Manpower Inc. .......................      210,918
                                                  -----------
           COMPUTER & RELATED (7.6%)
   9,200   *BMC Software Inc. ..................      171,580
   9,495   *EMC Corp/Massachusetts..............      122,675
   3,377   *Fiserv Inc. ........................      133,425
   3,870   *Intuit Inc. ........................      204,762
   3,780   *Veritas Software Corp. .............      140,465
   9,870   *Yahoo! Inc. ........................      445,828
                                                  -----------
                                                    1,218,735
                                                  -----------
           COMPUTER SOFTWARE (1.5%)
  10,115   *Cadence Design Systems Inc. ........      181,868
   1,225   *Electronic Arts.....................       58,531
                                                  -----------
                                                      240,399
                                                  -----------
           CONSUMER PRODUCTS (2.1%)
   2,830   Colgate Palmolive Co. ...............      141,642
   2,640   Harman International.................      195,307
                                                  -----------
                                                      336,949
                                                  -----------
           CONTAINERS & PACKAGING (1.2%)
   3,255   Ball Corp. ..........................      193,900
                                                  -----------
           DIVERSIFIED MANUFACTURING (2.2%)
   2,305   3M Co. ..............................      195,994
   6,115   Tyco International Inc. .............      162,048
                                                  -----------
                                                      358,042
                                                  -----------
           DRUGS/BIOTECHNOLOGY (5.9%)
   4,675   *Amgen Inc. .........................      288,915
     370   *Barr Laboratories...................       28,472
   2,030   *Celgene Corporation.................       91,391
   1,565   *Genentech Inc. .....................      146,437
   3,165   *Neurocrine Biosciences..............      172,619
   3,735   Pfizer Inc. .........................      131,958
   2,985   *Sicor Inc. .........................       81,192
                                                  -----------
                                                      940,984
                                                  -----------

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ELECTRONICS/SEMICONDUCTORS (12.5%)
  16,260   *Applied Materials Inc. .............  $   365,037
  11,595   *Advanced Micro Devices..............      172,765
   6,655   Intel Corp. .........................      214,291
   2,230   Intersil Corporation.................       55,416
   2,750   *KLA-Tencor Corporation..............      161,343
  11,140   Maxim Integrated Products Inc. ......      554,772
   5,215   *Nvidia Corp. .......................      121,249
  12,685   Texas Instruments Inc. ..............      372,685
                                                  -----------
                                                    2,017,558
                                                  -----------
           ENTERTAINMENT & LEISURE (0.2%)
   1,055   *Marvel Enterprises Inc. ............       30,711
                                                  -----------
           FINANCIAL SERVICES (2.2%)
   3,550   H & R Block Inc. ....................      196,564
   4,060   SLM Corp. ...........................      152,981
                                                  -----------
                                                      349,545
                                                  -----------
           FOOD, BEVERAGE & TOBACCO (1.1%)
   4,735   Sysco Corp. .........................      176,284
                                                  -----------
           HOTELS & CASINOS (0.8%)
   3,610   Starwood Hotels & Resorts Worldwide
            Inc. ...............................      129,852
                                                  -----------
           INSURANCE (1.6%)
   4,395   UnitedHealth Group Inc. .............      255,701
                                                  -----------
           MEDIA & PUBLISHING (2.9%)
  25,660   *Time Warner Inc. ...................      461,623
                                                  -----------
           MEDICAL & RELATED (4.2%)
   5,930   Medtronic Inc. ......................      288,257
   2,755   *Varian Medical Systems Inc. ........      190,371
   2,860   *Zimmer Holdings Inc. ...............      201,344
                                                  -----------
                                                      679,972
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.4%)
   1,790   *B J Services Co. ...................       64,261
                                                  -----------
           RETAIL (6.2%)
   2,745   *Advanced Auto Parts.................      223,443
   4,125   *Amazon.Com Inc. ....................      217,140
   8,410   *Staples Inc. .......................      229,593
   2,775   Tiffany & Co. .......................      125,430
   2,365   Walgreens Co. .......................       86,039
   1,840   Whole Foods Market Inc. .............      123,519
                                                  -----------
                                                    1,005,164
                                                  -----------
           TELECOMMUNICATIONS & RELATED (6.9%)
   7,575   *Ciena Corp. ........................       50,298
  23,390   *Cisco Systems Inc. .................      568,143
  18,065   *Corning Inc. .......................      188,418
  12,685   *Nextel Partners Inc. CL A...........      170,613
   3,670   *Utstarcom Inc. .....................      136,047
                                                  -----------
                                                    1,113,519
                                                  -----------
           TRANSPORTATION (6.1%)
   2,025   Fedex Corporation....................      136,688
   3,950   C. H. Robinson Worldwide Inc. .......      149,745
   3,350   *Iron Mountain Inc. .................      132,459

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           TRANSPORTATION (CONTINUED)
  11,180   Southwest Airlines Co. ..............  $   180,445
   3,370   United Parcel Services CL B..........      251,234
   6,710   Werner Enterprises Inc. .............      130,778
                                                  -----------
                                                      981,349
                                                  -----------
           UTILITIES (1.0%)
   2,785   Kinder Morgan Inc. ..................      164,594
                                                  -----------
           TOTAL U.S. COMMON STOCKS (80.0%).....  $12,872,705
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BRITISH (1.0%)
             BROADCAST & CABLE TV (1.0%)
    12,680   *British Sky Broadcasting..........  $   159,574
                                                  -----------
             CANADA (1.6%)
             HOTEL & CASINOS (1.6%)
     5,040   Four Seasons Hotels Inc. ..........      257,796
                                                  -----------
             FINLAND (1.2%)
             TELECOMMUNICATIONS & RELATED (1.2%)
    11,120   Nokia Corp. ADR....................      189,040
                                                  -----------
             FRANCE (2.9%)
             DIVERSIFIED MANUFACTURING (1.0%)
     2,353   *LVMH..............................      171,251
             OIL, ENERGY & NATURAL GAS (1.8%)
     3,125   TotalFinaElf ADR...................      289,093
                                                  -----------
             TOTAL FRANCE.......................      460,344
                                                  -----------
             GERMANY (1.3%)
             COMPUTER SOFTWARE (1.3%)
     1,262   *SAP AG............................      212,985
                                                  -----------
             IRELAND (0.9%)
             TRANSPORTATION (0.9%)
     2,940   *Ryanair Holdings PLC ADR..........      148,881
                                                  -----------
             ISRAEL (2.0%)
             COMPUTER & RELATED (0.8%)
     7,365   *Check Point Software Technologies
              Ltd. .............................      123,879
                                                  -----------
             DRUGS/BIOTECHNOLOGY (1.2%)
     3,535   Teva Pharmaceutical Inds. Inc.
              ADR...............................      200,469
                                                  -----------
             TOTAL ISRAEL.......................      324,348
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (2.5%)
             CONSUMER PRODUCTS (0.9%)
     3,000   *Canon Inc. .......................  $   139,684
                                                  -----------
             BANKING (1.6%)
        25   *Mitsubishi Tokyo Financial........      195,017
     4,000   *Nomura Holdings Inc. .............       68,116
                                                  -----------
                                                      263,133
                                                  -----------
             TOTAL JAPAN........................      402,817
                                                  -----------
             SWITZERLAND (3.3%)
             DRUGS/BIOTECHNOLOGY (3.3%)
     4,080   Alcon Inc. ........................      247,003
     2,782   *Roche Holding AG..................      280,618
                                                  -----------
             TOTAL SWITZERLAND..................      527,621
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (16.7%)...........................  $ 2,683,406
                                                  -----------
             TOTAL COMMON STOCKS (96.7%)........  $15,556,111
                                                  -----------

   FACE                                              FAIR
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICE (3.7%)
$  600,000   **FHLB Discount Note 1.030% due
              1/2/04............................  $   599,988
                                                  -----------
             TOTAL SHORT-TERM NOTES (3.7%)......  $   599,988
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.2%)
$   36,000   US Bank 0.800% 01/2/04 Repurchase
              price $36,002 Collateralized by
              Freddie Mac Mortgage Back Pool
              #G01505
              Fair Value: $36,716
              Due: 01/01/33
              Interest: 5.000%..................  $    36,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (0.2%)............................  $    36,000
                                                  -----------
             TOTAL HOLDINGS (100.6%)
              (COST $13,340,163)(a).............  $16,192,099
             NET OTHER ASSETS (LIABILITIES)
              (-0.6%)...........................      (95,927)
                                                  -----------
             NET ASSETS (100.0%)................  $16,096,172
                                                  ===========

---------------

  *  Non-income producing securities.
 ** Discount note. Rate disclosed represents the effective yield at the time of purchase on December 31, 2003.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $108,738.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $13,340,163)......................  $ 16,192,099
  Cash......................................           277
  Dividends & accrued interest receivable...         9,027
  Prepaid expenses..........................           245
                                              ------------
    Total assets............................    16,201,648
                                              ------------
Liabilities:
  Payable for securities purchased..........        42,024
  Payable for fund shares redeemed..........        24,925
  Payable for investment management services
    (note 3)................................        10,722
  Accrued custody expense...................         1,250
  Accrued professional fees.................         9,597
  Accrued accounting fees...................         6,511
  Accrued printing and proxy fees...........         3,842
  Other accrued expenses....................         6,605
                                              ------------
    Total liabilities.......................       105,476
                                              ------------
Net assets..................................  $ 16,096,172
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,940,110
  Paid-in capital in excess of par value....    28,550,449
  Accumulated net realized loss on
    investments.............................   (18,246,323)
  Net unrealized appreciation on
    investments.............................     2,851,936
                                              ------------
Net assets..................................  $ 16,096,172
                                              ============
Shares outstanding..........................     2,940,110
Net asset value per share...................  $       5.47
                                              ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $   19,010
  Dividends (net of withholding tax of
    $3,048)..................................      93,621
  Other Income...............................      17,763
                                               ----------
    Total investment income..................     130,394
                                               ----------
Expenses:
  Management fees (note 3)...................     112,398
  Custodian fees.............................       4,321
  Directors' fees............................         855
  Professional fees..........................      11,049
  Accounting fees............................      14,863
  Printing and proxy fees....................       3,014
  Other......................................         320
                                               ----------
    Total expenses...........................     146,820
                                               ----------
    Net investment loss......................     (16,426)
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments...........     323,401
  Change in unrealized
    appreciation/depreciation on
    investments..............................   3,621,788
                                               ----------
    Net gain on investments..................   3,945,189
                                               ----------
    Net increase in net assets from
      operations.............................  $3,928,763
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2003            2002
                                                              -----------     -----------
From operations:
  Net investment loss.......................................  $   (16,426)    $   (33,382)
  Realized gain (loss) on investments.......................      323,401      (4,041,577)
  Change in unrealized appreciation/depreciation on
    investments.............................................    3,621,788        (807,342)
                                                              -----------     -----------
      Net increase (decrease) in net assets from
       operations...........................................    3,928,763      (4,882,301)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,040,544       2,695,505
  Paid for shares redeemed..................................   (3,229,963)     (2,581,254)
                                                              -----------     -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     (189,419)        114,251
                                                              -----------     -----------
      Increase (decrease) in net assets.....................    3,739,344      (4,768,050)
Net Assets:
  Beginning of year.........................................   12,356,828      17,124,878
                                                              -----------     -----------
  End of year (a)...........................................  $16,096,172     $12,356,828
                                                              ===========     ===========
(a) Includes distributions in excess of net investment
  income of.................................................  $        --     $        (6)
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 4.16     $ 5.77     $ 8.57     $11.79     $11.15
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.01)     (0.01)      0.01       0.00      (0.03)
  Net realized & unrealized gain (loss) on investments......    1.32      (1.60)     (2.74)     (3.22)      0.67
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    1.31      (1.61)     (2.73)     (3.22)      0.64
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................    0.00       0.00      (0.03)      0.00       0.00
    Return of capital.......................................    0.00       0.00      (0.04)      0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00       0.00      (0.07)      0.00       0.00
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 5.47     $ 4.16     $ 5.77     $ 8.57     $11.79
                                                              ======     ======     ======     ======     ======
Total return................................................   31.49%    (27.90)%   (31.82)%   (27.31)%     5.76%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 16.1     $ 12.4     $ 17.1     $ 24.0     $ 23.3
Ratios to average net assets:
  Expenses..................................................    1.04%      1.06%      1.04%      0.98%      0.95%
  Net investment income (loss)..............................   (0.12)%    (0.23)%     0.17%     (0.01)%    (0.32)%
Portfolio turnover rate.....................................      94%       108%       111%       160%       241%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Small Cap Growth Portfolio is long-term capital appreciation by investing in stocks of small companies that have strong business momentum and earnings growth.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   45.35%
Five-year                                   1.21%
Since inception (1/3/97)                    1.63%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Small Cap Growth Portfolio returned 45.35% versus 48.53% for the current benchmark, the Russell 2000 Growth Index.

In 2003, speculative stocks ruled the day, especially companies that were high-beta, losing money, and sporting low stock prices. In other words, the stocks that outperformed in 2003 were those that had performed the worst in the prior 3-year bear market. Information Technology and Telecommunications companies were particularly strong performers for the year (both up more than 60%), with Health Care not far behind (+55%). Throughout 2003, the Portfolio was close to sector neutral, with no sector overweighted or underweighted at year end by more than two percentage points relative to the Russell 2000 Growth benchmark.

The Portfolio's best holdings in 2003 tended to be in the Computer and Related, Medical & Related and Electronics/ Semiconductors Industries. The three biggest contributors to performance were Career Education, Foundry Networks, and Chico's FAS Inc. Career Education specializes in post-secondary education for workers looking to develop career skills. School enrollments sharply exceeded expectations, and the company's on-line educational initiative has been a huge success. Foundry Networks enjoyed excellent success selling networking gear, particularly to the government. Chico's FAS is a women's apparel retailer that enjoyed better than expected sales due to excellent merchandising.

We held an average of 3% frictional cash in the Portfolio during the year, which hurt returns in a sharply rising market. Underperforming stocks included Verisity Ltd., Emcor Group Inc., and Copart. Verisity suffered from a longer than expected slowdown in its semiconductor design markets. Emcor suffered several shortfalls in earnings due to a weak contracting market. Copart experienced problems due to a sharp slowdown in its growth rate due to saturation of its salvage auto auction markets.

After such a vigorous small stock performance in 2003, many have questioned whether the current rally has gotten ahead of underlying fundamentals. Although a note of caution is in order, we note that past periods of strong small cap returns have tended to carry on longer than most investors expect. Since the late 1970s, small cap stocks have appreciated more than 40% in a calendar year on only two other occasions (1979 and 1991) besides 2003. For instance, after the 43.1% return in 1979, small cap stocks surged ahead again in 1980 with a 38.6% gain. Similarly, following the 1991 bull market of 46.1%, the Russell 2000 chalked up another 18.4% return in 1992. Although we expect a cooling off in the markets in the months ahead, we would not be surprised to see another solid year of equity gains as the economy continues to strengthen.

In this kind of environment, we suspect both large and small cap stocks will perform reasonably well. Small cap earnings growth is again expected to outpace the large cap increase in the year ahead, as it has in 13 of the past 14 quarters. Relative valuations, meanwhile, no longer strongly support small caps versus large caps, though small caps are by no means overvalued relative to historical experience. This valuation parity is surprising, given that small caps have outperformed large caps in each of the last five years. Historically, small cap rallies have tended to continue on until relative valuations move to extremes, so we still could see another couple of years of outperformance in the small cap arena. In 2003, the small caps that performed best were high-beta, more speculative issues, especially those that were losing money. We believe the small cap recovery will continue to broaden out over the course of 2004 and favor the types of higher-quality companies that currently comprise the Ohio National Small Cap Growth Portfolio.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                               SMALL CAP GROWTH PORTFOLIO
                                                 (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)           RUSSELL 3000 INDEX          RUSSELL 2000 INDEX
                                               --------------------------      ------------------          ------------------
12/31/96                                               10000.00                     10000.00                    10000.00
                                                       10080.00                     11776.00                    10523.00
12/97                                                   9691.92                     13169.10                    11295.40
                                                       11069.10                     15145.80                    11912.10
12/98                                                  10546.70                     16312.00                    11435.60
                                                       12823.70                     18165.10                    12901.70
12/99                                                  21615.60                     21959.70                    16364.50
                                                       26319.20                     22168.30                    16565.80
12/00                                                  17968.10                     20312.90                    12694.40
                                                       13174.20                     19069.70                    12713.40
12/01                                                  10870.10                     17984.60                    11534.90
                                                        8955.84                     15786.90                     9533.56
12/02                                                   7704.71                     14113.50                     8043.47
                                                        8925.13                     15905.90                     9598.27
12/03                                                  11198.40                     18482.70                    11947.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.

We are now using the Russell 2000 Growth Index as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in the Index than those in the former benchmark, the Russell 3000 Index.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  iShares Trust-Russell 2000             3.5
 2.  UCBH Holdings Inc.                     2.5
 3.  Cognizant Technology Solutions
     Corp.                                  2.4
 4.  Pediatrix Medical Group Inc.           2.2
 5.  CACI International Inc. CL A           2.0
 6.  Chico's FAS Inc.                       1.9
 7.  Benchmark Electronics Inc.             1.8
 8.  Investors Financial Services
     Corp.                                  1.7
 9.  Odyssey Healthcare Inc.                1.7
10.  Advanced Neuromodulation
     Systems                                1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Computer & Related                    14.6
 2.  Medical & Related                     13.1
 3.  Electronics/Semiconductors            12.7
 4.  Drugs/Biotechnology                    7.2
 5.  Building & Construction                4.9

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (1.4%)
   6,400   *American Axle & Mfg. Hldgs. Inc. ...  $   258,688
                                                  -----------
           BANKING (4.5%)
   7,000   *BankUnited Financial Corp. .........      180,530
   3,900   First Niagara Financial Corp. .......       58,149
     700   *Franklin Bank Corp. ................       13,300
   3,800   Harbor Florida Bancshares Inc. ......      112,898
  11,600   UCBH Holdings Inc. ..................      452,052
                                                  -----------
                                                      816,929
                                                  -----------
           BROADCAST RADIO & TV (0.4%)
   2,600   *Salem Communications Corp. .........       70,512
     400   *Western Wireless Corp. CL A.........        7,344
                                                  -----------
                                                       77,856
                                                  -----------
           BUILDING & CONSTRUCTION (4.9%)
   9,900   *Dycom Industries....................      265,518
   3,500   *Emcor Group Inc. ...................      153,650
   2,300   *Hovanian Enterprises Inc. ..........      200,238
   8,400   JLG Industries Inc. .................      127,932
     300   *NVR Inc. ...........................      139,800
                                                  -----------
                                                      887,138
                                                  -----------
           BUSINESS SERVICES (2.7%)
   5,900   Fair Isaac Corp. ....................      290,044
   7,900   *Tetra Tech Inc. ....................      196,394
                                                  -----------
                                                      486,438
                                                  -----------
           CHEMICALS (0.9%)
   5,200   Albemarle Corp. .....................      155,844
                                                  -----------
           COMPUTER & RELATED (14.6%)
  18,100   *Advanced Digital Info Corp. ........      253,400
   3,700   *Avocent Corp. ......................      135,124
  11,000   *Borland Software Corp. .............      107,030
   7,600   *CACI International Inc. CL A........      369,512
     400   *Callidus Software Inc. .............        7,076
   9,700   *Cognizant Technology Solutions
            Corp. ..............................      442,708
   9,200   *Digital River Inc. .................      203,320
  13,000   *Dot Hill Sysyrems Corp. ............      196,950
   3,100   FactSet Research Systems Inc. .......      118,451
   9,900   *Magna Design Automation Inc. .......      231,066
     300   *Open Solutions Inc. ................        5,271
  10,400   *RSA Security Inc. ..................      147,680
   7,300   *Radisys Corp. ......................      123,078
  10,100   *Secure Computing....................      180,891
  10,200   *Verisity Ltd. ......................      130,050
                                                  -----------
                                                    2,651,607
                                                  -----------
           DRUGS/BIOTECHNOLOGY (6.0%)
   2,600   *Affymetrix Inc. ....................       63,986
   3,500   *Amylin Pharmaceuticals Inc. ........       77,770
   8,200   *ISIS Pharmaceuticals Corp. .........       53,300
   4,700   *NPS Pharmaceuticals Inc. ...........      144,478
   3,500   *Neurocrine Biosciences Inc. ........      190,890
   4,700   *Medicines Co. ......................      138,462
   7,500   *Penwest Pharmaceuticals Co. ........      129,600
   3,600   *Pozen Inc. .........................       36,720

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           DRUGS/BIOTECHNOLOGY (CONTINUED)
   6,000   *Telik Inc. .........................  $   138,060
   5,800   *Vicuron Pharmaceuticals Inc. .......      108,170
                                                  -----------
                                                    1,081,436
                                                  -----------
           EDUCATION (0.2%)
   1,300   *Universal Technical Institute.......  $    39,000
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (12.7%)
   6,000   A.O. Smith Corp. ....................      210,300
   5,200   *Artisan Components Inc. ............      106,600
   6,500   *August Technology Corp. ............      120,575
   9,450   *Benchmark Electronics Inc. .........      328,954
   3,900   *Cree Inc. ..........................       68,991
   5,100   Engineered Support Systems Inc. .....      280,806
   8,600   *Exar Corp. .........................      146,888
   9,700   *IXIA................................      113,490
   6,300   *Pericom Semiconductor Corp. ........       67,158
   7,100   *Power Integrations Inc. ............      237,566
   5,400   *Rudolph Technologies Inc. ..........      132,516
   3,500   *Standard Microsystems Corp. ........       88,550
  14,300   *TTM Technologies....................      241,384
   5,600   *Ultratech Inc. .....................      164,472
                                                  -----------
                                                    2,308,250
                                                  -----------
           ENTERTAINMENT & LEISURE (2.4%)
  10,100   *Cumulus Media Inc. .................      222,200
   4,400   *LeapFrog Enterprises Inc. ..........      116,732
   5,400   *THQ Inc. ...........................       91,314
                                                  -----------
                                                      430,246
                                                  -----------
           FINANCIAL SERVICES (1.7%)
   8,200   Investors Financial Services
            Corp. ..............................      314,962
                                                  -----------
           FOOD, BEVERAGE & TOBACCO (2.0%)
   5,500   *Constellation Brands Inc. CL A......      181,115
   4,800   *Performance Food Group Co. .........      173,616
                                                  -----------
                                                      354,731
                                                  -----------
           HOTEL, LODGING & CASINOS (0.4%)
   7,500   *Highland Hospitality Corp. .........       81,750
                                                  -----------
           INSURANCE (1.4%)
   2,500   Hilb, Rogal & Hamilton Co. ..........       80,175
   3,500   Hub International Ltd. ..............       58,660
   2,900   RLI Corp. ...........................      108,634
                                                  -----------
                                                      247,469
                                                  -----------
           MEDICAL & RELATED (13.1%)
   6,750   *Advanced Neuromodulation Systems....      310,365
   3,100   *CV Therapeutics Inc. ...............       45,446
   5,850   *Inamed Corp. .......................      281,151
   5,833   *Merit Medical Systems...............      129,843
  10,650   *Odyssey Healthcare Inc. ............      311,619
   4,100   *Patterson Dental Co. ...............      263,056
   7,200   *Pediatrix Medical Group Inc. .......      396,648
   1,700   *ResMed Inc. ........................       70,618

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (CONTINUED)
  16,800   Select Medical Corp. ................  $   273,504
   9,500   *VCA Antech Inc. ....................      294,310
                                                  -----------
                                                    2,376,560
                                                  -----------
           OIL, ENERGY & NATURAL GAS (4.9%)
   5,500   Patina Oil & Gas Corp. ..............      269,445
   4,400   *Patterson-UTI Energy Inc. ..........      144,848
   6,200   *Quicksliver Resources Inc. .........      200,260
  11,100   *TETRA Technologies Inc. ............      269,064
                                                  -----------
                                                      883,617
                                                  -----------
           REAL ESTATE & LEASING (3.3%)
   7,700   American Financial Realty Trust......      131,285
   2,800   *Jones Lang LaSalle Inc. ............       58,044
   4,400   Mills Corp. .........................      193,600
  10,000   Ventas Inc. .........................      220,000
                                                  -----------
                                                      602,929
                                                  -----------
           RESTAURANTS (2.4%)
   4,500   *Panera Bread Co. CL A...............      177,885
   8,900   Ruby Tuesday Inc. ...................      253,561
                                                  -----------
                                                      431,446
                                                  -----------
           RETAIL (4.0%)
   9,300   *Chico's FAS Inc. ...................      343,635
   5,900   *Electronics Boutique Holdings
            Corp. ..............................      135,051
   8,100   *Petco Animal Supplies Inc. .........      246,645
                                                  -----------
                                                      725,331
                                                  -----------
           SCIENTIFIC & TECHNICAL INSTRUMENTS (3.1%)
   8,500   Cognex Corp. ........................      240,040
   4,200   *Esco Technologies Inc. .............      183,330
   3,400   *Fisher Scientific Intl. Inc. .......      140,658
                                                  -----------
                                                      564,028
                                                  -----------
           TELECOMMUNICATIONS & RELATED (1.5%)
  10,000   *Foundry Networks Inc. ..............      273,600
                                                  -----------
           TRANSPORTATION (0.9%)
   2,100   *Overnite Corp. .....................       47,775
   8,400   *Pinnacle Airlines Corp. ............      116,676
                                                  -----------
                                                      164,451
                                                  -----------
           TOTAL U.S. COMMON STOCKS (89.4%).....  $16,214,306
                                                  -----------

                                                     FAIR
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (2.6%)
           OFFICE SUPPLIES (1.5%)
  14,500   *Moore Wallace Inc. .................  $   271,585
           FOOD, BEVERAGE & TOBACCO (1.1%)
   7,400   *Cott Corp. .........................      207,274
                                                  -----------
           TOTAL CANADA.........................      478,859
                                                  -----------
           ISRAEL (1.2%)
           DRUGS/BIOTECHNOLOGY (1.2%)
   3,400   *Taro Pharmaceuticals Inds. Ltd. ....      219,300
                                                  -----------
           VIRGIN ISLANDS (0.8%)
           TRANSPORTATION (0.8%)
   3,700   UTI Worldwide Inc. ..................      140,341
                                                  -----------
           TOTAL FOREIGN COMMON STOCKS (4.6%)...  $   838,500
                                                  -----------
           TOTAL COMMON STOCKS (94.0%)..........  $17,052,806
                                                  -----------

                                                     FAIR
 SHARES            UNIT INVESTMENT TRUST             VALUE
-------------------------------------------------------------
   5,700   *iShares Trust-Russell 2000..........  $   631,560
                                                  -----------
           TOTAL UNIT INVESTMENT TRUST (3.5%)...  $   631,560
                                                  -----------

  FACE                                               FAIR
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.1%)
$377,000   US Bank 0.800% 01/02/04 Repurchase
            price $377,026 Collateralized by
            Freddie Mac Mortgage Back Pool
            #E89339 Fair Value: $384,495 Due:
            05/01/17 Interest: 5.500%...........  $   377,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.1%)...  $   377,000
                                                  -----------
           TOTAL HOLDINGS (99.6%) (COST
            $13,804,240) (a)....................  $18,061,366
           NET OTHER ASSETS (LIABILITIES)
            (0.4%)..............................       77,271
                                                  -----------
           NET ASSETS (100.0%)..................  $18,138,637
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $16.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $13,804,240)......................  $ 18,061,366
  Cash......................................           321
  Receivable for securities sold............        89,970
  Receivable for fund shares sold...........        34,706
  Dividends & accrued interest receivable...         6,163
  Prepaid expenses..........................           263
                                              ------------
    Total assets............................    18,192,789
                                              ------------
Liabilities:
  Payable for fund shares redeemed..........        15,602
  Payable for investment management services
    (note 3)................................        14,468
  Accrued custody expense...................         1,948
  Accrued professional fees.................         9,301
  Accrued accounting fees...................         3,496
  Accrued printing and proxy fees...........         2,976
  Other accrued expenses....................         6,361
                                              ------------
    Total liabilities.......................        54,152
                                              ------------
Net assets..................................  $ 18,138,637
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,471,144
  Paid-in capital in excess of par value....    34,256,458
  Accumulated net realized loss on
    investments.............................   (22,846,091)
  Net unrealized appreciation on
    investments.............................     4,257,126
                                              ------------
Net assets..................................  $ 18,138,637
                                              ============
Shares outstanding..........................     2,471,144
Net asset value per share...................  $       7.34
                                              ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $    3,473
  Dividends (net withholding tax $158).......      61,119
  Other Income...............................       2,901
                                               ----------
    Total investment income..................      67,493
                                               ----------
Expenses:
  Management fees (note 3)...................     137,008
  Custodian fees.............................       4,514
  Directors' fees............................       1,001
  Professional fees..........................      11,174
  Accounting fees............................      14,639
  Printing and proxy fees....................       3,180
  Other......................................         318
                                               ----------
    Total expenses...........................     171,834
                                               ----------
    Net investment loss......................    (104,341)
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments...........     954,123
  Change in unrealized
    appreciation/depreciation on
    investments..............................   4,602,708
                                               ----------
    Net gain on investments..................   5,556,831
                                               ----------
    Net increase in net assets from
      operations.............................  $5,452,490
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2003            2002
                                                              -----------     -----------
From operations:
  Net investment loss.......................................  $  (104,341)    $  (120,660)
  Realized gain (loss) on investments.......................      954,123      (3,502,765)
  Change in unrealized appreciation/depreciation on
    investments.............................................    4,602,708      (1,801,841)
                                                              -----------     -----------
      Net increase (decrease) in net assets from
       operations...........................................    5,452,490      (5,425,266)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,023,885       2,876,099
  Paid for shares redeemed..................................   (2,817,026)     (3,863,818)
                                                              -----------     -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................      206,859        (987,719)
                                                              -----------     -----------
      Increase (decrease) in net assets.....................    5,659,349      (6,412,985)
Net Assets:
  Beginning of year.........................................   12,479,288      18,892,273
                                                              -----------     -----------
  End of year...............................................  $18,138,637     $12,479,288
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2003       2002        2001        2000        1999
                                                              ------     -------     -------     -------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 5.05     $  7.12     $ 11.90     $ 16.98     $10.54
Income (loss) from investment operations:
  Net investment loss.......................................   (0.04)      (0.05)      (0.08)      (0.14)     (0.10)
  Net realized & unrealized gain (loss) on investments......    2.33       (2.02)      (4.63)      (2.51)     11.05
                                                              ------     -------     -------     -------     ------
    Total income (loss) from investment operations..........    2.29       (2.07)      (4.71)      (2.65)     10.95
                                                              ------     -------     -------     -------     ------
  Less distributions:
    Distributions from net realized capital gains...........    0.00        0.00       (0.04)      (2.43)     (4.51)
    Return of capital.......................................    0.00        0.00       (0.03)       0.00       0.00
                                                              ------     -------     -------     -------     ------
      Total distributions...................................    0.00        0.00       (0.07)      (2.43)     (4.51)
                                                              ------     -------     -------     -------     ------
Net asset value, end of year................................  $ 7.34     $  5.05     $  7.12     $ 11.90     $16.98
                                                              ======     =======     =======     =======     ======
Total return................................................   45.35%     (29.07)%    (39.50)%    (16.87)%   104.95%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 18.1     $  12.5     $  18.9     $  36.4     $ 31.5
Ratios to average net assets:
  Expenses..................................................    1.19%       1.21%       1.18%       1.09%      1.06%
  Net investment loss.......................................   (0.72)%     (0.80)%     (0.88)%     (0.75)%    (0.75)%
Portfolio turnover rate.....................................      40%        285%        208%        146%       264%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 OBJECTIVE

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    46.34%
Five-year                                    7.10%
Since inception (1/3/97)                    10.90%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Mid Cap Opportunity Portfolio returned 46.34% versus 42.05% for the current benchmark, the Russell MidCap Growth Index.

We entered 2003 feeling excited about the prospects for your Portfolio and the opportunity we were seeing for mid-cap investing. By the second half of the year it was clear the overall economy and investor sentiment were improving. Accelerating company earnings and stock prices proved it. By the third quarter, strong earnings growth was fueling strength in the mid-cap sector, with a sixth consecutive quarter of double-digit earnings growth for the S&P Midcap(R) Index. Upward revisions outweighed downward revisions by a meaningful margin, a further sign that earnings growth was strengthening and helping drive stock prices higher.

Throughout the year we maintained broad diversification across the Portfolio. Approximately 60% of the Portfolio was invested in some of the largest sectors of the economy: Technology, Consumer Discretionary, and Healthcare.

Technology composed approximately 20% of the Portfolio throughout the year, compared to 18% for the benchmark. Strong stock selection made this a winning segment for us. Winners included a leading provider of bar code scanning equipment ( Symbol Technologies Inc.) to the retail and logistics markets. Earlier this year, the FDA mandated that bar code labeling be implemented in the pharmaceutical industry. Experts estimate the industry will spend approximately $7.2 billion over the next several years to install bar code scanner and readers. This company continues to be well positioned to capitalize on this new market opportunity. We believe the company has significantly more earnings power than Wall Street is estimating, making the stock still cheap by our measure.

We also realized strong gains from a number of specialty semi-conductor companies and companies that provide equipment to these businesses. The significant expansion of mobile computing, including handheld devices and notebook computers, is a major growth opportunity. We owned a number of companies that provide the "electronic brains', i.e. semi-conductors to these computing and communicating devices.

The largest sector in the Portfolio was the broad consumer segment, at 23.50%. While we were somewhat underweighted in consumer areas relative to the benchmark, our exposure was broadly distributed. It included positions in specialty retailers, which produced particularly good performance in the first half of the year. We also realized strong gains from an "earnings growth turnaround" investment in an old-line retailer. The company announced it was selling its credit card business to focus exclusively on retailing. Wall Street greeted the news favorably.

Early in the year, investors came back to the Internet. Several Internet based companies provided meaningful returns to the Portfolio. After a few years of operating experience, including navigating through the downturn in 2001-2002, these companies seemed on their way to establishing valuable business franchises.

While the Portfolio made money in its health care investments, overall we were disappointed in the performance. We had several winners in the generic drug area, and some success in the medical device area. However, these gains were somewhat offset by our health care services and facilities investments, primarily in our hospital investments.

The year 2003 provided welcome relief to the 2000-2002 bear market. The bursting of the stock market bubble was made worse by accounting scandals, terrorism, war, and an uncertain outlook for the economy. Looking forward, we believe improving consumer and investor confidence, along with accelerating gross domestic product, continued low interest rates and better earnings visibility should lead to a reasonable market environment in 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               MID CAP OPPORTUNITY (FORMERLY
                                                                 GROWTH & INCOME) PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                    10000.00                           10000.00
                                                                          11334.00                           11054.00
12/97                                                                     13657.50                           12253.40
                                                                          14452.30                           13707.80
12/98                                                                     14625.80                           14442.60
                                                                          17752.80                           16492.00
12/99                                                                     23730.10                           21851.90
                                                                          23891.50                           24504.70
12/00                                                                     21762.70                           19285.20
                                                                          21401.50                           16783.90
12/01                                                                     18940.30                           15397.50
                                                                          15654.20                           12351.90
12/02                                                                     14087.20                           11142.70
                                                                          16769.40                           13202.90
12/03                                                                     20614.60                           15827.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio Management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                       % of Net Assets
 1.  Friedman Billings Ramsey                1.9
 2.  Symbol Technologies Inc.                1.6
 3.  Business Objects                        1.4
 4.  Nextel Partners Inc. CL A               1.4
 5.  Novell Inc.                             1.4
 6.  Foundry Networks Inc.                   1.4
 7.  Sirva Inc.                              1.3
 8.  Allied Waste Industries Inc.            1.3
 9.  Comverse Technology Inc.                1.3
10.  Williams Sonoma Inc.                    1.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Computer & Related                    15.9
 2.  Telecommunications & Related           8.8
 3.  Electronics/Semiconductors             8.3
 4.  Drugs/Biotechnology                    8.1
 5.  Retail                                 6.4

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (B)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           BANKING (4.6%)
  21,000   Independence Community Bank..........  $   755,370
  29,000   Indymac Bancorp Inc. ................      863,910
  20,533   New York Community Bancorp Inc. .....      781,281
  61,800   *Providian Financial Corp. ..........      719,352
  41,700   Sovereign Bancorp Inc. ..............      990,375
                                                  -----------
                                                    4,110,288
                                                  -----------
           BROADCAST TV & RADIO (1.9%)
 281,600   *Sirius Satellite Radio Inc. ........      889,856
  19,100   *Univision Communications Inc. ......      758,079
                                                  -----------
                                                    1,647,935
                                                  -----------
           BUILDING & CONSTRUCTION (1.6%)
  13,650   *Jacobs Engineering Group Inc. ......      655,336
  17,000   Vulcan Materials Co. ................      808,690
                                                  -----------
                                                    1,464,026
                                                  -----------
           BUSINESS SERVICES (2.1%)
  39,100   *Alliance Data Systems Corp. ........    1,082,288
  17,300   *Corporate Executive Board Co. ......      807,391
                                                  -----------
                                                    1,889,679
                                                  -----------
           CHEMICALS (0.9%)
  49,750   RPM Inc. Ohio........................      818,885
                                                  -----------
           COMPUTER & RELATED (14.1%)
  36,000   *Axciom Corp. .......................      668,520
  35,900   *Business Objects ADR................    1,244,653
  17,100   *Cognizant Tech Solutions Corp. .....      780,444
  88,700   *Crown Castle Intl Corp. ............      978,361
 115,250   *Novell Inc. ........................    1,212,430
  90,500   *Nextel Partners Inc. CL A...........    1,217,225
  13,750   *Sandisk Corp. ......................      840,675
  45,485   *Secure Computing Corp. .............      814,636
  80,050   *Siebel Systems Inc. ................    1,110,294
  86,450   Symbol Technologies Inc. ............    1,460,141
  59,350   *Unisys Corp. .......................      881,348
  38,950   *VeriSign Inc. ......................      634,885
  19,300   *Veritas Software Corp. .............      717,188
                                                  -----------
                                                   12,560,800
                                                  -----------
           CONSUMER PRODUCTS (2.5%)
  15,200   Cummins Inc. ........................      743,888
  17,250   D.R. Horton Inc. ....................      746,235
  10,000   Harman International Inds. Inc. .....      739,800
                                                  -----------
                                                    2,229,923
                                                  -----------
           DRUGS/BIOTECHNOLOGY (6.3%)
  13,800   *Celgene.............................      621,276
  15,450   *Cephalon Inc. ......................      747,934
  11,350   *Chiron Corp. .......................      646,837
  30,100   *Edwards Lifesciences Corp. .........      905,408
  15,000   Medicis Pharmaceutical CL A..........    1,069,500
  12,650   *Taro Pharmaceuticals Inc. ..........      815,925
  18,300   *Watson Pharmaceuticals Inc. ........      841,800
                                                  -----------
                                                    5,648,680
                                                  -----------

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           EDUCATION (0.9%)
  26,180   *Education Management Corp. .........  $   812,627
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (7.6%)
  15,100   *Amphenol............................      965,343
  57,200   *Asm Lithography Holding NV..........    1,146,860
  16,850   *Broadcom Corp. CL A.................      574,416
  10,900   *KLA-Tencor Corp. ...................      639,503
  32,900   *Lam Research Corp. .................    1,062,670
  30,000   *PMC- Sierra Inc. ...................      604,500
  66,000   *Sanmina SCI Corp. ..................      832,260
  30,550   Tektronix Inc. ......................      965,380
                                                  -----------
                                                    6,790,932
                                                  -----------
           ENTERTAINMENT & LEISURE (1.0%)
  24,600   International Game Technology........      878,220
                                                  -----------
           FOOD, BEVERAGE & TOBBACO (0.7%)
  40,000   Archer Daniels Midland Corp. ........      608,800
                                                  -----------
           FINANCIAL SERVICES (4.8%)
  59,150   *Americredit Corp. ..................      942,259
  66,080   *Ameritrade Holding Corp. ...........      929,746
  73,300   Friedman Billings Ramsey.............    1,691,764
  18,150   Unitrin Inc. ........................      751,592
                                                  -----------
                                                    4,315,361
                                                  -----------
           HOTELS & CASINOS (1.9%)
  23,750   *MGM Mirage..........................      893,237
  25,400   Station Casinos Inc. ................      778,002
                                                  -----------
                                                    1,671,239
                                                  -----------
           INSURANCE (0.8%)
  19,250   The PMI Group Inc. ..................      716,678
                                                  -----------
           MEDIA & PUBLISHING (1.0%)
  30,550   Belo Corporation.....................      865,787
                                                  -----------
           MEDICAL & RELATED (5.9%)
  31,000   *Boston Scientific Corp. ............    1,139,560
  18,700   *DA Vita Inc. .......................      729,300
  28,000   IMS Health Inc. .....................      696,080
  33,100   Manor Care Inc. .....................    1,144,267
  18,400   Omnicare Inc. .......................      743,176
  11,500   *Zimmer Holdings Inc. ...............      809,600
                                                  -----------
                                                    5,261,983
                                                  -----------
           METALS & MINING (1.8%)
  16,650   Alcan Inc. ..........................      781,717
  11,080   *Phelps Dodge........................      843,077
                                                  -----------
                                                    1,624,794
                                                  -----------
           OIL, ENERGY & NATURAL GAS (4.7%)
   9,350   Apache Corp. ........................      758,285
  13,750   Murphy Oil Corp. ....................      898,013
  18,700   *Newfield Exploration Company........      832,898
  22,200   Peabody Energy Corp. ................      925,962
  34,090   *Rowan Companies, Inc. ..............      789,865
                                                  -----------
                                                    4,205,023
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (b) (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           REAL ESTATE & LEASING (0.7%)
  22,100   General Growth Inds..................  $   613,275
                                                  -----------
           RETAIL (6.4%)
  20,380   Best Buy Co. ........................    1,064,651
  87,100   Circuit City Stores Inc. ............      882,323
  41,150   Foot Locker Inc. ....................      964,967
  25,700   Ryder System.........................      877,655
  28,900   *Staples Inc. .......................      788,970
  33,200   *Williams Sonoma Inc. ...............    1,154,364
                                                  -----------
                                                    5,732,930
                                                  -----------
           TELECOMMUNICATIONS & RELATED (7.4%)
  60,900   *American Tower Corp. CL A...........      658,938
  65,700   *Comverse Technology Inc. ...........    1,155,663
  72,000   *Corning Inc. .......................      750,960
  44,200   *Foundry Networks Inc. ..............    1,209,312
  58,000   *Polycom Inc. .......................    1,132,160
 215,050   *Qwest...............................      929,016
  21,390   Utstarcom Inc. ......................      792,927
                                                  -----------
                                                    6,628,976
                                                  -----------
           TRANSPORTATION (1.3%)
  60,900   *Sirva Inc. .........................    1,189,986
                                                  -----------
           UTILITIES (2.7%)
 117,200   El Paso Corp. .......................      959,868
  20,330   Questar..............................      714,600
  71,100   Williams Cos.........................      698,202
                                                  -----------
                                                    2,372,670
                                                  -----------
           WASTE MANAGEMENT SERVICES (1.3%)
  84,800   *Allied Waste Industries Inc. .......    1,177,024
                                                  -----------
           TOTAL U.S. COMMON STOCKS (84.9%).....  $75,836,521
                                                  -----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          AUSTRALIA (0.9%)
          METALS & MINING (0.9%)
 39,870   Alumina Ltd. Spons. ADR...............  $   799,393
                                                  -----------
          BERMUDA (0.7%)
          ELECTRONICS/SEMICONDUCTORS (0.7%)
 15,700   *Marvell Technology Group Ltd. .......      595,501
                                                  -----------
          CANADA (2.7%)
          COMPUTER & RELATED (0.6%)
 17,200   *Cognos Inc. .........................      526,664
                                                  -----------
          METALS & MINING (2.1%)
 22,090   *Inco Ltd. ...........................      879,624
 60,400   *Noranda Inc. ........................      960,511
                                                  -----------
                                                    1,840,135
                                                  -----------
          TOTAL CANADA..........................    2,366,799
                                                  -----------
          INDIA (0.8%)
          COMPUTER & RELATED (0.8%)
  7,550   Infosys Technologies Ltd. ............      722,535
                                                  -----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          ISRAEL (0.9%)
          DRUGS/BIOTECHNOLOGY (0.9%)
 14,800   Teva Pharmaceuticals Inds. Inc. ADR...  $   839,308
                                                  -----------
          UNITED KINGDOM (0.9%)
          DRUGS/BIOTECHNOLOGY (0.9%)
 29,180   *Shire Pharmaceuticals Group Plc......      847,679
                                                  -----------
          TOTAL FOREIGN COMMON STOCKS (6.9%)....  $ 6,171,215
                                                  -----------
          TOTAL COMMON STOCKS (91.8%)...........  $82,007,736
                                                  -----------

                                                     FAIR
  SHARES            UNIT INVESTMENT TRUST            VALUE
-------------------------------------------------------------
    15,400   AES Trust III......................  $   662,200
                                                  -----------
             TOTAL UNIT INVESTMENT TRUST
              (0.7%)............................  $   662,200
                                                  -----------

   FACE                                              FAIR
  AMOUNT               LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (0.4%)
$  350,000   Advanced Micro Devices 4.750%
              02/01/22..........................  $   358,750
                                                  -----------
             HOTELS & CASINOS (0.9%)
 2,500,000   *Worldcom Inc. 8.250% 05/15/31
              (c)...............................      843,750
                                                  -----------
             TELECOMMUNICATIONS & RELATED (0.6%)
   500,000   American Tower Corp. 6.250%
              10/15/09..........................      505,000
                                                  -----------
             TRANSPORTATION (0.6%)
   500,000   American Airline (144A) 4.250%
              09/23/23..........................      511,875
                                                  -----------
             TOTAL LONG-TERM NOTES (2.5%).......  $ 2,219,375
                                                  -----------

                                                     FAIR
  SHARES      PREFERRED CONVERTIBLE DEBENTURES       VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & RELATED (0.8%)
       700   Lucent Technologies 7.750%
              3/15/17...........................  $   743,750
                                                  -----------
             INSURANCE (0.3%)
    10,000   PMI Group 5.875% 11/15/06..........      257,400
                                                  -----------
             TOTAL PREFERRED CONVERTIBLE
              DEBENTURES (1.1%).................  $ 1,001,150
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (3.5%)
$3,134,000   US Bank 0.800% 01/02/04 Repurchase
              price $3,134,215 Collateralized by
              Freddie Mac Mortgage Back Pool
              #E89339
              Fair Value: $3,196,310
              Due: 05/01/17
              Interest: 5.500%..................  $ 3,134,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (3.5%)............................  $ 3,134,000
                                                  -----------
             TOTAL HOLDINGS (99.6%) (COST
              $72,915,505) (a)..................  $89,024,461
             NET OTHER ASSETS (LIABILITIES)
              (0.4%)............................      354,945
                                                  -----------
             NET ASSETS (100.0%)................  $89,379,406
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (b) (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $264,241.
   (b)  Prior to 5/1/03 the Portfolio was known as the Growth &
        Income Portfolio.
   (c)  Represents a defaulted security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $511,875 or 0.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $72,915,505)......................  $ 89,024,461
  Cash......................................           305
  Receivable for securities sold............     1,359,402
  Receivable for fund shares sold...........       109,928
  Dividends & accrued interest receivable...        51,345
  Prepaid expenses..........................         1,337
                                              ------------
    Total assets............................    90,546,778
                                              ------------
Liabilities:
  Payable for securities purchased..........     1,072,282
  Payable for fund shares redeemed..........           110
  Payable for investment management services
    (note 3)................................        62,871
  Accrued custody expense...................         3,182
  Accrued professional fees.................        10,099
  Accrued accounting fees...................         7,107
  Accrued printing and proxy fees...........         8,825
  Other accrued expenses....................         2,896
                                              ------------
    Total liabilities.......................     1,167,372
                                              ------------
Net assets..................................  $ 89,379,406
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  6,410,847
  Paid-in capital in excess of par value....    96,608,012
  Accumulated net realized loss on
    investments.............................   (29,734,030)
  Net unrealized appreciation on
    investments.............................    16,108,956
  Distributions in excess of net investment
    income..................................       (14,379)
                                              ------------
Net assets..................................  $ 89,379,406
                                              ============
Shares outstanding..........................     6,410,847
Net asset value per share...................  $      13.94
                                              ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest..................................  $   258,356
  Dividends (net of withholding tax of
    $3,399).................................      343,948
                                              -----------
    Total investment income.................      602,304
                                              -----------
Expenses:
  Management fees (note 3)..................      630,459
  Custodian fees............................       13,488
  Directors' fees...........................        5,196
  Professional fees.........................       17,492
  Accounting fees...........................       65,252
  Printing and proxy fees...................       15,787
  Other.....................................        1,642
                                              -----------
    Total expenses..........................      749,316
                                              -----------
    Net investment loss.....................     (147,012)
                                              -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments..........   14,114,392
  Change in unrealized
    appreciation/depreciation on
    investments.............................   14,573,518
                                              -----------
    Net gain on investments.................   28,687,910
                                              -----------
    Net increase in net assets from
      operations............................  $28,540,898
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment income (loss)..............................  $   (147,012)    $     54,815
  Realized gain (loss) on investments.......................    14,114,392      (21,631,672)
  Change in unrealized appreciation/depreciation on
    investments.............................................    14,573,518       (4,107,532)
                                                              ------------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    28,540,898      (25,684,389)
                                                              ------------     ------------
Return of capital...........................................       (28,320)              --
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     6,159,768        5,702,650
  Received from dividends reinvested........................        28,320               --
  Paid for shares redeemed..................................   (10,848,402)     (16,545,163)
                                                              ------------     ------------
    Decrease in net assets derived from capital share
     transactions...........................................    (4,660,314)     (10,842,513)
                                                              ------------     ------------
      Increase (decrease) in net assets.....................    23,852,264      (36,526,902)
Net Assets:
  Beginning of year.........................................    65,527,142      102,054,044
                                                              ------------     ------------
  End of year (a)...........................................  $ 89,379,406     $ 65,527,142
                                                              ============     ============
  (a) Includes undistributed (distributions in excess of)
    net investment income of................................  $    (14,379)    $    282,182
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2003       2002        2001        2000       1999
                                                              ------     -------     -------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 9.53     $ 12.81     $ 14.92     $18.78     $13.63
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)       0.01        0.18(a)    0.00       0.02
  Net realized & unrealized gain (loss) on investments......    4.43       (3.29)      (2.11)(a)  (1.49)      8.33
                                                              ------     -------     -------     ------     ------
    Total income (loss) from investment operations..........    4.41       (3.28)      (1.93)     (1.49)      8.35
                                                              ------     -------     -------     ------     ------
  Less distributions:
    Dividends from net investment income....................    0.00        0.00       (0.17)      0.00      (0.02)
    Distributions from net realized capital gains...........    0.00        0.00       (0.01)     (2.34)     (3.17)
    Return of capital.......................................   (0.00)(b)    0.00        0.00      (0.03)     (0.01)
                                                              ------     -------     -------     ------     ------
      Total distributions...................................   (0.00)       0.00       (0.18)     (2.37)     (3.20)
                                                              ------     -------     -------     ------     ------
Net asset value, end of year................................  $13.94     $  9.53     $ 12.81     $14.92     $18.78
                                                              ======     =======     =======     ======     ======
Total return................................................   46.34%     (25.60)%    (12.84)%    (8.29)%    62.25%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 89.4     $  65.5     $ 102.1     $117.4     $113.0
Ratios to average net assets:
    Expenses................................................    1.01%       1.02%       1.00%      0.98%      0.95%
    Net investment income (loss)............................   (0.20)%      0.07%       1.20%(a)   0.00%      0.15%
Portfolio turnover rate.....................................     261%        385%        407%       537%       417%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

Net investment income.......................................  $ 0.13
Net realized and unrealized gain (loss) on investments......  $(2.06)
Net investment income ratio.................................    0.08%

(b) Amount is less than $0.005 per share.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and money market instruments.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    27.84%
Five-year                                   -0.55%
Since inception (1/3/97)                     7.57%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National S&P 500 Index Portfolio returned 27.84% versus 28.68% for the current benchmark, the S&P 500 Index. The Portolio's correlation with the S&P 500 Index was 99.89%. At year end, the Portfolio held all 500 stocks in the Index as well as S&P 500 futures contracts and S&P 500 Depository Receipts ("Spiders"). Futures contracts and "Spiders" accounted for 7% of the Portfolio's net assets on 12/31/03.

The info tech sector was the best performing sector of the year returning 47.20% for the year ended 12/31/03. The telecommunications sector was the worst performing sector of the year returning 7.01%.

Only 32 of the 500 stocks in the Index had negative returns and 34 stocks gained over 100% for the year. From a weighted average return basis, Intel Corp., Cisco Systems Inc., Citigroup Inc., General Electric Co, and Exxon Mobile Corp., were the best performers in the Index.

Equity indices should continue to do well going into 2004. The fiscal and financial stimulus seen in 2003 has laid the foundation for continued growth in the economy for 2004. The consensus earnings growth rate for the S&P 500 Index in 2004 is around 10-20%. Gross Domestic Product is projected to be roughly 4% for the year. This should bode well for the Index.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                   10000.00                            10000.00
                                                                         12058.00                            12060.00
12/97                                                                    13174.60                            13335.90
                                                                         15524.90                            15697.70
12/98                                                                    17127.10                            17146.60
                                                                         19247.40                            19269.40
12/99                                                                    21516.70                            20755.10
                                                                         21628.60                            20665.80
12/00                                                                    19441.90                            18863.80
                                                                         17976.00                            17599.90
12/01                                                                    16848.90                            16623.10
                                                                         14522.10                            14437.20
12/02                                                                    13036.50                            12951.60
                                                                         14526.50                            14474.70
12/03                                                                    16664.80                            16666.20

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  General Electric Co.                   2.8
 2.  Microsoft Corp.                        2.7
 3.  Exxon Mobil Corp.                      2.4
 4.  Pfizer Inc.                            2.4
 5.  Citigroup Inc.                         2.3
 6.  Wal-Mart Stores Inc.                   2.1
 7.  S&P 500 Depositary Receipt             2.0
 8.  Intel Corp.                            1.9
 9.  American International Group           1.6
10.  Cisco Systems Inc.                     1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Banking                               10.3
 2.  Drugs/Biotechnology                    7.8
 3.  Retail                                 6.6
 4.  Oil, Energy & Natural Gas              5.4
 5.  Insurance                              5.1

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ADVERTISING (0.2%)
     6,800   *Interpublic Group of Cos.
              Inc. ............................  $    106,080
     1,800   *Monster Worldwide Inc. ..........        39,528
     3,100   Omnicom Group.....................       270,723
                                                 ------------
                                                      416,331
                                                 ------------
             AEROSPACE & DEFENSE (1.7%)
    13,800   Boeing Co. .......................       581,532
     3,200   General Dynamics Corp. ...........       289,248
     1,900   Goodrich Corp. ...................        56,411
    14,100   Honeywell International Inc. .....       471,363
     7,400   Lockheed Martin Corp. ............       380,360
     3,000   Northrop Grumman Corp. ...........       286,800
     6,800   Raytheon Co. .....................       204,272
     2,900   Rockwell Collins..................        87,087
     7,700   United Technologies Corp. ........       729,729
                                                 ------------
                                                    3,086,802
                                                 ------------
             AUTOMOTIVE & RELATED (1.0%)
     1,200   Cooper Tire & Rubber Co. .........        25,656
     2,400   Dana Corp. .......................        44,040
     9,200   Delphi Automotive Systems.........        93,932
    29,987   Ford Motor Co. ...................       479,792
     9,200   General Motors Corp. .............       491,280
     2,900   Genuine Parts Co. ................        96,280
     2,900   *Goodyear Tire & Rubber Co. ......        22,794
     5,000   Harley-Davidson Inc. .............       237,650
     1,500   Johnson Controls Inc. ............       174,180
     1,100   *Navistar International Corp. ....        52,679
     1,900   Paccar Inc. ......................       161,728
     2,100   Visteon Corp. ....................        21,861
                                                 ------------
                                                    1,901,872
                                                 ------------
             BANKING (10.3%)
     5,800   Amsouth Bancorp...................       142,100
    18,300   Banc One Corp. ...................       834,297
    24,400   Bank of America Corp. ............     1,962,492
    12,700   Bank of New York..................       420,624
     9,000   BB&T Corp. .......................       347,760
     3,800   Capital One Financial Corp. ......       232,902
     3,600   Charter One Financial Inc. .......       124,380
    84,569   Citigroup Inc. ...................     4,104,979
     2,900   Comerica Inc. ....................       162,574
     9,350   Fifth Third Bancorp...............       552,585
     2,100   First Tennessee National Corp. ...        92,610
    17,300   Fleet Boston Financial Corp. .....       755,145
     2,500   Golden West Financial.............       257,975
     3,800   Huntington Bancshares.............        85,500
    33,400   JP Morgan Chase & Co. ............     1,226,782
     6,900   KeyCorp...........................       202,308
     3,700   Marshall & Isley Corp. ...........       141,525
    20,950   MBNA Corp. .......................       520,608
     7,100   Mellon Financial Corp. ...........       227,981
    10,000   National City Corp. ..............       339,400
     2,500   North Fork Bancorp................       101,175

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             BANKING (CONTINUED)
     3,600   Northern Trust....................  $    167,112
     4,500   PNC Financial Services Group......       246,285
     4,800   *Providian Financial Corp. .......        55,872
     3,600   Regions Financial Corp. ..........       133,920
     5,400   Southtrust Corp. .................       176,742
     5,500   State Street Corp. ...............       286,440
     4,600   Sun Trust Banks Inc. .............       328,900
     4,900   Synovus Financial Corp. ..........       141,708
     3,100   Union Planters Corp. .............        97,619
    31,590   US Bancorp........................       940,750
    21,700   Wachovia Corp. ...................     1,011,003
    14,750   Washington Mutual Inc. ...........       591,770
    27,700   Wells Fargo Co. ..................     1,631,253
     1,500   Zions Bancorp.....................        91,995
                                                 ------------
                                                   18,737,071
                                                 ------------
             BROADCAST RADIO & TV (1.0%)
    10,100   *Clear Channel Communications.....       472,983
    36,902   *Comcast Corp. CL A...............     1,212,969
     5,300   *Univision Communications Inc. ...       210,357
                                                 ------------
                                                    1,896,309
                                                 ------------
             BUILDING & CONSTRUCTION (0.2%)
     1,000   Centex Corp. .....................       107,650
     1,300   Fluor Corp. ......................        51,532
       800   KB Home...........................        58,016
     1,000   Pulte Homes Inc. .................        93,620
     1,700   Vulcan Materials Co. .............        80,869
                                                 ------------
                                                      391,687
                                                 ------------
             BUSINESS SERVICES (1.0%)
     9,700   Automatic Data Processing Inc. ...       384,217
    16,600   *Cendant Corp. ...................       369,682
     2,800   Cintas Group......................       140,364
     2,300   Equifax...........................        56,350
    11,900   First Data Corp. .................       488,971
     2,400   Moody's Corp. ....................       145,320
     6,200   Paychex Inc. .....................       230,640
     2,800   Robert Half Intl. Inc. ...........        65,352
                                                 ------------
                                                    1,880,896
                                                 ------------
             CHEMICALS (1.5%)
     3,700   Air Products & Chemicals Inc. ....       195,471
     4,200   Becton Dickinson Co. .............       172,788
    15,100   Dow Chemical Co. .................       627,707
    16,300   E.I. Dupont de Nemours & Co. .....       748,007
     1,300   Eastman Chemical Co. .............        51,389
     2,100   Englehard Corp. ..................        62,895
       800   Great Lakes Chemical..............        21,752
     1,800   *Hercules Inc. ...................        21,960
     1,500   Int'l Flavors & Fragrances
              Inc. ............................        52,380
     4,343   Monsanto Co. .....................       124,992
     2,800   PPG Industries Inc. ..............       179,256
     5,300   Praxair Inc. .....................       202,460

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
     3,600   Rohm & Haas Co. ..................  $    153,756
     1,100   Sigma-Aldrich Corp. ..............        62,898
                                                 ------------
                                                    2,677,711
                                                 ------------
             COMPUTER & RELATED (3.6%)
     5,900   *Apple Computer Inc. .............       126,083
     2,300   *Convergys Corp. .................        40,158
    42,000   *Dell Inc. .......................     1,426,320
    39,400   *EMC Corp. Massachusetts..........       509,048
     5,300   *Gateway Inc. ....................        24,380
    50,000   Hewlett-Packard Co. ..............     1,148,500
    28,200   Int'l Business Machines Corp. ....     2,613,576
     2,100   *Lexmark Intl. Group Inc. CL A....       165,144
     5,700   *Network Appliance Inc. ..........       117,021
     6,100   *Novell Inc. .....................        64,172
    53,500   *Sun Microsystems Inc. ...........       240,215
     3,800   Symbol Technologies Inc. .........        64,182
                                                 ------------
                                                    6,538,799
                                                 ------------
             COMPUTER SERVICES (0.7%)
     3,100   *Computer Sciences Corp. .........       137,113
     7,900   Electronic Data Systems Corp. ....       193,866
     3,200   *Fiserv Inc. .....................       126,432
     1,600   *NCR Corp. .......................        62,080
     4,700   *Sungard Data Systems Inc. .......       130,237
     5,400   *Unisys Corp. ....................        80,190
    10,800   *Yahoo! Inc. .....................       487,836
                                                 ------------
                                                    1,217,754
                                                 ------------
             COMPUTER SOFTWARE (4.3%)
     3,800   Adobe Systems Inc. ...............       149,340
     1,800   Autodesk Inc. ....................        44,244
     3,700   *BMC Software Inc. ...............        69,005
     2,700   *Citrix Systems Inc. .............        57,267
     9,500   Computer Associates Intl. Inc. ...       259,730
     6,300   *Compuware Corp. .................        38,052
     4,900   *Electronic Arts Inc. ............       234,122
     3,300   *Intuit Inc. .....................       174,603
     1,500   *Mercury Interactive Corp. .......        72,960
   177,200   Microsoft Corp. ..................     4,880,088
    85,700   *Oracle Corp. ....................     1,131,240
     4,300   *Parametric Technology Corp. .....        16,942
     6,100   *PeopleSoft Inc. .................       139,080
     8,100   *Siebel Systems Inc. .............       112,347
     5,100   *Symantec Corp. ..................       176,715
     7,000   *Veritas Software Corp. ..........       260,120
                                                 ------------
                                                    7,815,855
                                                 ------------
             CONSUMER PRODUCTS (4.6%)
     1,000   Alberto-Culver Co. CL B...........        63,080
     1,100   *American Greetings Corp. ........        24,057
     3,900   Avon Products Inc. ...............       263,211
     1,300   Black & Decker Corp. .............        64,116
     3,500   Clorox Co. .......................       169,960
     8,800   Colgate Palmolive Co. ............       440,440
     4,700   Eastman Kodak Co. ................       120,649

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (CONTINUED)
     4,200   Ecolab Inc. ......................  $    114,954
     2,400   Fortune Brands Inc. ..............       171,576
    16,600   Gillette Co. .....................       609,718
    48,700   Johnson & Johnson Co. ............     2,515,842
     2,100   Jones Apparel Group Inc. .........        73,983
     8,300   Kimberly Clark....................       490,447
     3,100   Leggett & Platt Inc. .............        67,053
     1,800   Liz Claiborne Inc. ...............        63,828
     7,600   Masco Co. ........................       208,316
     4,800   McKesson Corp. ...................       154,368
     1,300   Maytag Corp. .....................        36,205
     4,500   Newell Rubbermaid Inc. ...........       102,465
     4,300   Nike CL B.........................       294,378
    21,300   Procter & Gamble Co. .............     2,127,444
     1,000   Reebok International Ltd. ........        39,320
     1,000   Snap On Tools Inc. ...............        32,240
     1,400   Stanley Works.....................        53,018
     1,000   Tupperware Corp. .................        17,340
     1,800   V.F. Corp. .......................        77,832
     1,100   Whirlpool Corp. ..................        79,915
                                                 ------------
                                                    8,475,755
                                                 ------------
             CONSUMER SERVICES (0.0%)
     2,400   Sabre Group Holdings Inc. ........        51,816
                                                 ------------
             CONTAINERS & PACKAGING (0.2%)
     1,800   Avery Dennison Co. ...............       100,836
       900   Ball Corp. .......................        53,613
       900   Bemis Co. ........................        45,000
     2,600   *Pactiv Corp. ....................        62,140
     1,400   *Sealed Air Corp. ................        75,796
                                                 ------------
                                                      337,385
                                                 ------------
             DISTRIBUTION/WHOLESALE (0.1%)
     1,500   Grainger WW Inc. .................        71,085
                                                 ------------
             DIVERSIFIED MANUFACTURING (4.0%)
    12,900   3M Co. ...........................     1,096,887
     1,200   *American Standard Co. ...........       120,840
     1,000   Crane Co. ........................        30,740
       700   Cummins Inc. .....................        34,258
     3,300   Dover Co. ........................       131,175
     1,200   Eaton Corp. ......................       129,576
   164,600   General Electric Co. .............     5,099,308
     5,100   Illinois Tool Works...............       427,941
     1,500   ITT Industries Inc. ..............       111,315
     2,200   Textron Inc. .....................       125,532
                                                 ------------
                                                    7,307,572
                                                 ------------
             DRUGS-BIOTECHNOLOGY (7.8%)
    25,600   Abbott Labs.......................     1,192,960
     2,100   Allergan Inc. ....................       161,301
     1,800   AmerisourceBergen Corp. ..........       101,070
    21,106   *Amgen Inc. ......................     1,304,351
     5,345   *Biogen Inc. .....................       196,589
    31,800   Bristol-Meyer Squibb Co. .........       909,480
     7,100   Cardinal Health Inc. .............       434,236

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DRUGS-BIOTECHNOLOGY (CONTINUED)
     3,100   *Chiron Corp. ....................  $    176,669
    18,400   Eli & Lilly Co. ..................     1,294,072
     6,000   *Forest Laboratories CL A.........       370,800
     3,700   *Genzyme Corp. ...................       182,558
     4,000   *King Pharmaceuticals Inc. .......        61,040
     4,388   *Medco Health Solutions Inc. .....       149,148
     4,100   *Medimmune Inc. ..................       104,140
    36,500   Merck & Co. ......................     1,686,300
   125,130   Pfizer Inc. ......................     4,420,843
    24,100   Schering Plough Corp. ............       419,099
     1,800   *Watson Pharmaceuticals Inc. .....        82,800
    21,800   Wyeth.............................       925,410
                                                 ------------
                                                   14,172,866
                                                 ------------
             EDUCATION (0.1%)
     2,900   *Apollo Group Inc. ...............       197,200
                                                 ------------
             ELECTRONIC INSTRUMENTS & CONTROLS (0.8%)
     7,800   *Agilent Technologies Inc. .......       228,072
     3,300   American Power Conversion Co. ....        80,685
     1,500   Cooper Industries Ltd. CL A.......        86,895
     6,900   Emerson Electric Co. .............       446,775
     3,300   *Jabil Circuit Inc. ..............        93,390
     3,100   Molex Inc. .......................       108,159
     1,900   Parker Hannifin Corp. ............       113,050
     1,400   *Power- One Inc. .................        15,162
     3,100   Rockwell Intl. Corp. .............       110,360
     8,500   *Sanmina Corp. ...................       107,185
    13,700   *Solectron Corp. .................        80,967
     1,400   *Tektronix Inc. ..................        44,240
     1,000   *Thomas & Betts Co. ..............        22,890
                                                 ------------
                                                    1,537,830
                                                 ------------
             ENTERTAINMENT & LEISURE (0.9%)
     1,500   Brunswick Corp. ..................        47,745
    10,300   Carnival Corp. ...................       409,219
     2,900   Hasbro Inc. ......................        61,712
     5,700   International Game Technology.....       203,490
     7,000   Mattel Inc. ......................       134,890
    33,500   The Walt Disney Co. ..............       781,555
                                                 ------------
                                                    1,638,611
                                                 ------------
             FINANCIAL SERVICES (4.1%)
    21,100   American Express Co. .............     1,017,653
     1,600   Bear Stearns Cos. Inc. ...........       127,920
    22,200   Charles Schwab Corp. .............       262,848
     7,800   *Concord EFS Inc. ................       115,752
     3,033   Countrywide Financial Corp. ......       230,053
    15,900   Fannie Mae........................     1,193,454
    11,400   Freddie Mac.......................       664,848
     1,800   Federated Investors Inc. .........        52,848
     4,100   Franklin Resources Inc. ..........       213,446
     7,800   Goldman Sachs Group Inc. .........       770,094
     2,900   H & R Block Inc. .................       160,573
     3,900   Janus Capital Group Inc. .........        63,999
     4,500   Lehman Brothers Holdings Inc. ....       347,490

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (CONTINUED)
    15,500   Merrill Lynch & Co. ..............  $    909,075
    17,800   Morgan Stanley Dean Witter........     1,030,086
     7,400   SLM Corp. ........................       278,832
     2,000   T Rowe Price Group Inc. ..........        94,820
                                                 ------------
                                                    7,533,791
                                                 ------------
             FOOD, BEVERAGE & TOBACCO (4.9%)
       600   Adolph Coors Co. .................        33,660
    33,300   Altria Group Inc. ................     1,812,186
    13,400   Anheuser-Busch Cos. Inc. .........       705,912
    10,650   Archer-Daniels-Midland Co. .......       162,093
     1,000   Brown Foremann CL B...............        93,450
     6,700   Campbell Soup Co. ................       179,560
    40,200   Coca-Cola Co. ....................     2,040,150
     7,500   Coca-Cola Enterprises.............       164,025
     8,800   ConAgra Foods Inc. ...............       232,232
     6,100   General Mills Inc. ...............       276,330
     5,800   H J Heinz Co. ....................       211,294
     2,100   Hershey Foods Corp. ..............       161,679
     6,700   Kellogg Co. ......................       255,136
     2,300   McCormick & Co. ..................        69,230
     4,300   Pepsi Bottling Group..............       103,974
    28,100   PepsiCo Inc. .....................     1,310,022
     1,400   R.J. Reynolds Tobacco Holdings
              Inc. ............................        81,410
    13,000   Sara Lee Corp. ...................       282,230
    10,600   Sysco Corp. ......................       394,638
     2,700   UST Inc. .........................        96,363
     3,700   William Wrigley Jr. Co. ..........       207,977
                                                 ------------
                                                    8,873,551
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.5%)
     1,400   Boise Cascade Corp. ..............        46,004
     4,200   Georgia Pacific Co. ..............       128,814
     7,900   International Paper Co. ..........       340,569
     1,700   *Louisiana-Pacific Co. ...........        30,396
     3,300   MeadWestvaco Corp. ...............        98,175
       900   Temple-Inland Inc. ...............        56,403
     3,600   Weyerhaeuser Co. .................       230,400
                                                 ------------
                                                      930,761
                                                 ------------
             HOTELS & CASINOS (0.3%)
     1,800   Harrahs Entertainment Inc. .......        89,586
     6,200   Hilton Hotels Corp. ..............       106,206
     3,800   Marriott International Inc. ......       175,560
     3,300   Starwood Hotels & Resorts
              Worldwide........................       118,701
                                                 ------------
                                                      490,053
                                                 ------------
             INSURANCE (4.9%)
     2,500   Aetna Inc. .......................       168,950
     8,400   Aflac Corp. ......................       303,912
    11,500   Allstate Corp. ...................       494,730
     1,800   Ambac Financial Group Inc. .......       124,902
    42,700   American International Group......     2,830,156
     2,300   *Anthem Inc. .....................       172,500
     5,100   Aon Corp. ........................       122,094
     3,100   Chubb Corp. ......................       211,110

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
     2,300   Cigna Corp. ......................  $    132,250
     2,600   Cincinnati Financial Corp. .......       108,888
     4,600   Hartford Financial Services.......       271,538
     2,600   *Humana Inc. .....................        59,410
     2,300   Jefferson Pilot Corp. ............       116,495
     4,700   John Hancock Financial Services...       176,250
     2,900   Lincoln National Corp. ...........       117,073
     3,000   Loews Corp. ......................       148,350
     8,700   Marsh & McLennan Co. .............       416,643
     2,400   MBIA Inc. ........................       142,152
    12,500   MetLife Inc. .....................       420,875
     1,600   MGIC Investment Corp. ............        91,104
     5,300   Principal Financial Group.........       175,271
     3,500   Progressive Corp. ................       292,565
     8,900   Prudential Financial Inc. ........       371,753
     2,300   Safeco Corp. .....................        89,539
     3,700   St. Paul Cos......................       146,705
     1,900   Torchmark Corp. ..................        86,526
    16,450   Travelers Property Casualty.......       279,157
     9,600   UnitedHealth Group Inc. ..........       558,528
     4,900   UnumProvident Corp. ..............        77,273
     2,500   *Wellpoint Health Networks........       242,475
                                                 ------------
                                                    8,949,174
                                                 ------------
             MACHINERY (0.4%)
     5,700   Caterpillar Inc. .................       473,214
     3,900   Deere & Co. ......................       253,695
                                                 ------------
                                                      726,909
                                                 ------------
             MEDIA & PUBLISHING (2.1%)
    74,100   *Time Warner Inc. ................     1,333,059
     1,300   Dow Jones & Co. ..................        64,805
     4,400   Gannett Co Inc. ..................       392,304
     1,300   Knight Ridder Inc. ...............       100,581
     3,100   McGraw Hill Cos. Inc. ............       216,752
       800   Meredith Corp. ...................        39,048
     2,400   New York Times CL A...............       114,696
     1,900   Donnelley RR & Sons Co. ..........        57,285
     5,100   Tribune Co. ......................       263,160
    28,700   *Viacom Inc. CL B.................     1,273,706
                                                 ------------
                                                    3,855,396
                                                 ------------
             MEDICAL & RELATED (2.2%)
       900   Bard C.R. Inc. ...................        73,125
       900   Bausch & Lomb Inc. ...............        46,710
    10,000   Baxter International Inc. ........       305,200
     4,200   Biomet Inc. ......................       152,922
    13,400   *Boston Scientific Corp. .........       492,584
     1,300   *Express Scripts Inc. ............        86,359
     5,100   Guidant Corp. ....................       307,020
     8,100   HCA -- The Healthcare Co. ........       347,976
     3,900   Health Mgmt. Associates Inc. CL
              A................................        93,600
     3,900   IMS Health Inc. ..................        96,954
     1,500   Manor Care Inc. ..................        51,855
    19,900   Medtronic Inc. ...................       967,339
     3,000   Plum Creek Timber Co. ............        91,350

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (CONTINUED)
     1,700   Quest Diagnostics Inc. ...........  $    124,287
     2,800   *St. Jude Medical Inc. ...........       171,780
     3,300   *Stryker Corp. ...................       280,533
     7,650   *Tenet Healthcare Corp. ..........       122,783
     3,970   *Zimmer Holdings Inc. ............       279,488
                                                 ------------
                                                    4,091,865
                                                 ------------
             METALS & MINING (0.7%)
    14,200   Alcoa Inc. .......................       539,600
     1,300   Allegheny Technologies Inc. ......        17,186
     2,800   Freeport McMoran Copper CL B......       117,964
     7,100   Newmont Mining Corp. .............       345,131
     1,300   Nucor Corp. ......................        72,800
     1,500   *Phelps Dodge Corp. ..............       114,135
     1,500   Pinnacle West Capital Corp. ......        60,030
     1,700   United States Steel Corp. ........        59,534
     1,400   Worthington Inds. Inc. ...........        25,242
                                                 ------------
                                                    1,351,622
                                                 ------------
             OFFICE EQUIPMENT & SUPPLIES (0.2%)
       800   Deluxe Corp. .....................        33,064
     3,800   Pitney Bowes Inc. ................       154,356
    13,000   *Xerox Corp. .....................       179,400
                                                 ------------
                                                      366,820
                                                 ------------
             OIL, ENERGY & NATURAL GAS (5.4%)
     1,500   Amerada Hess Corp. ...............        79,755
     4,100   Anadarko Petroleum Corp. .........       209,141
     2,611   Apache Corp. .....................       211,752
     1,100   Ashland Inc. .....................        48,466
     5,500   Baker Hughes Inc. ................       176,880
     2,600   *BJ Services Co. .................        93,340
     3,300   Burlington Resources Inc. ........       182,754
    17,500   ChevronTexaco Corp. ..............     1,511,825
    11,122   ConocoPhillips....................       729,270
     3,800   Devon Energy Corp. ...............       217,588
     6,200   *Dynegy Inc. .....................        26,536
     1,900   EOG Resources Inc. ...............        87,723
   108,300   Exxon Mobil Corp. ................     4,440,300
     7,200   Halliburton Co. ..................       187,200
     1,700   Kerr-McGee Co. ...................        79,033
     5,100   Marathon Oil Corp. ...............       168,759
     2,400   *Nabors Industries Ltd. ..........        99,600
     2,200   *Noble Corp. .....................        78,716
     6,300   Occidental Petroleum Corp. .......       266,112
     1,500   *Rowan Cos. Inc. .................        34,755
     9,600   Schlumberger Ltd. ................       525,312
     1,300   Sunoco Inc. ......................        66,495
     5,200   *Transocean Sedco Forex Inc. .....       124,852
     4,200   Unocal Corp. .....................       154,686
                                                 ------------
                                                    9,800,850
                                                 ------------
             REAL ESTATE & LEASING (0.3%)
     1,500   Apartment Investment & Mgmt.
              Co. .............................        51,750
     6,600   Equity Office Properties Trust....       189,090
     4,500   Equity Residential Properties
              Trust............................       132,795

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (CONTINUED)
     2,900   Prologis Trust....................  $     93,061
     3,100   Simon Property Group Inc. ........       143,654
                                                 ------------
                                                      610,350
                                                 ------------
             RENTAL & LEASING SERVICES (0.0%)
     1,100   Ryder System Inc. ................        37,565
                                                 ------------
             RESTAURANTS (0.6%)
     2,700   Darden Restaurants Inc. ..........        56,808
    20,800   McDonalds Corp. ..................       516,464
     6,400   *Starbucks Corp. .................       211,584
     1,900   Wendy's International Inc. .......        74,556
     4,800   *Yum! Brands Inc. ................       165,120
                                                 ------------
                                                    1,024,532
                                                 ------------
             RETAIL (6.6%)
     6,000   Albertson's Inc. .................       135,900
     4,500   *AutoNation Inc. .................        82,665
     1,500   *AutoZone Inc. ...................       127,815
     4,900   *Bed Bath & Beyond Inc. ..........       212,415
     5,350   Best Buy Co. Inc. ................       279,484
     1,900   *Big Lots Inc. ...................        26,999
     3,400   Circuit City Stores Inc. .........        34,442
     7,500   *Costco Wholesale Corp. ..........       278,850
     6,500   CVS Corp. ........................       234,780
     1,400   Dillard's Inc. CL A...............        23,044
     5,500   Dollar General Corp. .............       115,445
    10,600   *eBay Inc. .......................       684,654
     2,800   Family Dollar Stores Inc. ........       100,464
     3,000   Federated Dept Stores Inc. .......       141,390
    14,650   Gap Inc. .........................       340,027
    37,300   Home Depot Inc. ..................     1,323,777
     4,500   JC Penney Co. ....................       118,260
     5,600   *Kohl's Corp. ....................       251,664
    12,200   *Kroger Co. ......................       225,822
     8,500   Limited Brands Inc. ..............       153,255
    12,900   Lowes Cos.........................       714,531
     4,700   May Dept Stores Co. ..............       136,629
     2,300   Nordstrom Inc. ...................        78,890
     5,100   *Office Depot Inc. ...............        85,221
     2,700   Radioshack Corp. .................        82,836
     7,200   *Safeway Inc. ....................       157,752
     4,200   Sears Roebuck & Co. ..............       191,058
     2,400   Sherwin-Williams Co. .............        83,376
     8,100   *Staples Inc. ....................       221,130
     2,200   Supervalu Inc. ...................        62,898
    14,900   Target Corp. .....................       572,160
     2,400   Tiffany & Co. ....................       108,480
     8,200   TJX Cos. Inc. ....................       180,810
     3,500   *Toys "R" Us Inc. ................        44,240
    16,800   Walgreen Co. .....................       611,184
    70,900   Wal-Mart Stores Inc. .............     3,761,245
     2,300   Winn-Dixie Stores Inc. ...........        22,885
                                                 ------------
                                                   12,006,477
                                                 ------------

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (0.3%)
     3,400   Applera Corp. Applied
              Biosystems.......................  $     70,414
     2,500   Danaher Corp. ....................       229,375
       800   *Millipore Corp. .................        34,440
     2,000   Pall Corp. .......................        53,660
     2,100   PerkinElmer Inc. .................        35,847
     2,700   *Thermo Electron Corp. ...........        68,040
     2,000   *Waters Corp. ....................        66,320
                                                 ------------
                                                      558,096
                                                 ------------
             SEMICONDUCTORS (3.8%)
     5,700   *Advanced Micro Devices Inc. .....        84,930
     6,200   *Altera Corp. ....................       140,740
    27,300   *Applied Materials Inc. ..........       612,885
     5,000   *Applied Micro Circuits Corp. ....        29,900
     5,000   *Broadcom Corp. ..................       170,450
   107,100   Intel Corp. ......................     3,448,620
     3,200   *KLA-Tencor Corp. ................       187,744
     5,100   Linear Technology Corp. ..........       214,557
     6,200   *LSI Logic Corp. .................        54,994
     5,400   Maxim Integrated Products Inc. ...       268,920
    10,000   *Micron Technology Inc. ..........       134,700
     3,000   *National Semiconductor Corp. ....       118,230
     2,500   *Novellus Systems Inc. ...........       105,125
     2,700   *Nvidia Corp. ....................        62,775
     2,800   *PMC -- Sierra Inc. ..............        56,420
     1,500   *QLogic Corp. ....................        77,400
     3,100   *Teradyne Inc. ...................        78,895
    28,400   Texas Instruments Inc. ...........       834,392
     5,600   *Xilinx Inc. .....................       216,944
                                                 ------------
                                                    6,898,621
                                                 ------------
             TELECOMMUNICATIONS EQUIPMENT (2.8%)
    13,200   *ADC Telecommunications Inc. .....        39,204
     6,000   *Analog Devices Inc. .............       273,900
     2,500   *Andrew Corp. ....................        28,775
     6,801   *Avaya Inc. ......................        88,005
     7,800   *Ciena Corp. .....................        51,792
   113,200   *Cisco Systems Inc. ..............     2,749,628
     3,200   *Comverse Technology Inc. ........        56,288
    21,800   *Corning Inc. ....................       227,374
    23,500   *JDS Uniphase Corp. ..............        85,775
    68,800   *Lucent Technologies Inc. ........       195,392
    38,200   Motorola Inc. ....................       537,474
    13,100   Qualcom Inc. .....................       706,483
     2,500   Scientific-Atlanta Inc. ..........        68,250
     6,800   *Tellabs Inc. ....................        57,324
                                                 ------------
                                                    5,165,664
                                                 ------------
             TELECOMMUNICATIONS SERVICES (3.2%)
     5,100   Alltell Corp. ....................       237,558
    12,950   AT&T Corp. .......................       262,885
    44,484   *AT&T Wireless Services...........       355,427
    30,300   Bell South Corp. .................       857,490
     2,400   CenturyTel Inc. ..................        78,288
     4,700   *Citizens Communications Co. .....        58,374
    18,000   *Nextel Communications Inc. CL
              A................................       505,080

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES (CONTINUED)
    29,000   *Qwest Communications Intl........  $    125,280
    54,300   SBC Communications Inc. ..........     1,415,601
    14,800   Sprint Corp. .....................       243,016
    17,000   *Sprint PCS Group.................        95,540
    45,300   Verizon Communications Inc. ......     1,589,124
                                                 ------------
                                                    5,823,663
                                                 ------------
             TRANSPORTATION (1.5%)
     6,100   Burlington Northern Santa Fe
              Corp. ...........................       197,335
     3,500   CSX Corp. ........................       125,790
     2,000   Delta Airlines Inc. ..............        23,620
     4,900   FedEx Corp. ......................       330,750
     6,400   Norfolk Southern Co. .............       151,360
    12,900   Southwest Airlines Co. ...........       208,206
     4,200   Union Pacific Corp. ..............       291,816
    18,400   United Parcel Service CL B........     1,371,720
                                                 ------------
                                                    2,700,597
                                                 ------------
             UTILITIES (2.6%)
    10,200   *AES Corp. .......................        96,288
     2,100   *Allegheny Energy Inc. ...........        26,796
     2,700   Ameren Corp. .....................       124,200
     6,500   American Electric Power Co. ......       198,315
     6,800   *Calpine Corp. ...................        32,708
     5,000   Centerpoint Energy Inc. ..........        48,450
     2,900   Cinergy Corp. ....................       112,549
     2,600   *CMS Energy Corp. ................        22,152
     3,700   Consolidated Edison Inc. .........       159,137
     2,700   Constellation Energy Group........       105,732
     5,300   Dominion Resources Inc. ..........       338,298
     2,800   DTE Energy Co. ...................       110,320
    14,900   Duke Energy Co. ..................       304,705
     5,300   Edison International..............       116,228
    10,000   El Paso Corp. ....................        81,900
     3,700   Entergy Corp. ....................       211,381
     5,400   Exelon Corp. .....................       358,343
     5,400   First Energy Corp. ...............       190,080
     3,000   FPL Group Inc. ...................       196,260
     2,600   Keyspan Corp. ....................        95,680
     2,000   Kinder Morgan Inc. ...............       118,200
       700   Nicor Inc. .......................        23,828
     4,300   Nisource Inc. ....................        94,342
       600   People's Energy Corp. ............        25,224
     6,800   *PG & E Corp. ....................       188,836
     2,900   PPL Corp. ........................       126,875
     4,000   Progress Energy Inc. .............       181,040
     3,900   Public Service Enterprises........       170,820
     3,700   Sempra Energy.....................       111,222
    12,000   Southern Co. .....................       363,000
     3,100   Teco Energy Inc. .................        44,672

                                                     FAIR
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             UTILITIES (CONTINUED)
     5,300   TXU Corp. ........................  $    125,716
     8,500   Williams Cos......................        83,470
     6,500   Xcel Energy Inc. .................       110,370
                                                 ------------
                                                    4,697,137
                                                 ------------
             WASTE MANAGEMENT SERVICES (0.2%)
     5,200   *Allied Waste Industries Inc. ....        72,176
     9,500   Waste Management Inc. ............       281,200
                                                 ------------
                                                      353,376
                                                 ------------
             TOTAL U.S. COMMON STOCKS
              (91.6%)..........................  $167,198,077
                                                 ------------

                                                     FAIR
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (0.8%)
             DIVERSIFIED MANUFACTURING (0.6%)
     2,800   Ingersoll Rand Co. CL A...........  $    190,064
    32,800   Tyco International Ltd. ..........       869,200
                                                 ------------
                                                    1,059,264
                                                 ------------
             INSURANCE (0.2%)
     4,600   Ace Ltd. .........................       190,532
     2,300   XL Capital Ltd. CL A..............       178,365
                                                 ------------
                                                      368,897
                                                 ------------
             TOTAL BERMUDA.....................     1,428,161
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (0.8%)...........................  $  1,428,161
                                                 ------------
             TOTAL COMMON STOCKS (92.4%).......  $168,626,238
                                                 ------------

                                                     FAIR
  SHARES             DEPOSITORY RECEIPT             VALUE
-------------------------------------------------------------
    33,350   S&P 500 Depositary Receipt........  $  3,711,188
                                                 ------------
             TOTAL DEPOSITORY RECEIPT (2.0%)...  $  3,711,188
                                                 ------------

   FACE                                              FAIR
  AMOUNT            SHORT-TERM NOTES (a)            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (3.0%)
$3,660,000   American Express Credit Corp.
              1.050% 1/5/04 ...................  $  3,659,715
 1,804,000   American General Finance Corp.
              0.920% 1/2/04 ...................     1,803,954
                                                 ------------
                                                    5,463,669
                                                 ------------
             INSURANCE (1.7%)
 3,118,000   Prudential Funding 1.060%
              1/2/04...........................     3,117,922
                                                 ------------
             TOTAL SHORT-TERM NOTES (4.7%).....  $  8,581,591
                                                 ------------
             TOTAL HOLDINGS (99.1%)
              (COST $189,243,190) (b)..........  $180,919,017
             NET OTHER ASSETS (LIABILITIES)
              (0.9%)...........................     1,617,011
                                                 ------------
             NET ASSETS (100.0%)...............  $182,536,028
                                                 ============

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

CONTRACTS                                         UNREALIZED
   (c)                                           APPRECIATION
-------------------------------------------------------------
        35   Futures Contacts Purchased S&P 500
              Index Futures (March.
              2004/$1,063.70)..................  $    410,375

---------------

  *  Non-income producing securities.
(a)  The short-term notes are pledged as collateral for the S&P
     500 futures contracts.
(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,226,600.
(c) The futures contracts are hedged by commercial paper and cash on deposit with a combined fair value of $9,414,045.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $189,243,190)....................  $180,919,017
  Cash.....................................         1,965
  Deposits with brokers for margin
    requirements on futures................     1,499,562
  Variation margin on futures..............       410,375
  Receivable for fund shares sold..........       211,114
  Dividends & accrued interest
    receivable.............................       256,887
  Prepaid expenses.........................         2,934
                                             ------------
    Total assets...........................   183,301,854
                                             ------------
Liabilities:
  Payable for securities purchased.........       667,109
  Payable for investment management
    services (note 3)......................        56,526
  Accrued custody expense..................         5,030
  Accrued professional fees................         9,214
  Accrued accounting fees..................        15,179
  Accrued printing and proxy fees..........         9,546
  Other accrued expenses...................         3,222
                                             ------------
    Total liabilities......................       765,826
                                             ------------
Net assets.................................  $182,536,028
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,853,354
  Paid-in capital in excess of par value...   207,482,103
  Accumulated net realized loss on
    investments............................   (32,885,631)
  Net unrealized appreciation
    (depreciation) on:
    Investments............................    (8,324,173)
    Futures contracts......................       410,375
                                             ------------
Net assets.................................  $182,536,028
                                             ============
Shares outstanding.........................    15,853,354
Net asset value per share..................  $      11.51
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest..................................  $   189,636
  Dividends.................................    2,451,223
  Other income..............................          113
                                              -----------
    Total investment income.................    2,640,972
                                              -----------
Expenses:
  Management fees (note 3)..................      581,059
  Custodian fees............................       25,965
  Directors' fees...........................       10,795
  Professional fees.........................       24,408
  Accounting fees...........................      131,745
  Printing and proxy fees...................       30,834
  Other.....................................        3,353
                                              -----------
    Total expenses..........................      808,159
                                              -----------
    Net investment income...................    1,832,813
                                              -----------
Realized & unrealized gain (loss) on
  investments and futures contracts:
  Net realized gain (loss) on:
    Investments.............................   (1,653,347)
    Futures contracts.......................    3,079,717
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................   34,253,968
    Futures contracts.......................      810,688
                                              -----------
      Net gain on investments...............   36,491,026
                                              -----------
      Net increase in net assets from
         operations.........................  $38,323,839
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2003             2002
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $  1,832,813     $  1,755,300
  Realized gain (loss) on investments and futures
    contracts...............................................     1,426,370      (16,612,289)
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................    35,064,656      (27,794,464)
                                                              ------------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    38,323,839      (42,651,453)
                                                              ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (1,852,277)      (1,764,835)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    33,919,265       22,064,124
  Received from dividends reinvested........................     1,852,277        1,764,835
  Paid for shares redeemed..................................   (26,972,804)     (29,117,482)
                                                              ------------     ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     8,798,738       (5,288,523)
                                                              ------------     ------------
      Increase (decrease) in net assets.....................    45,270,300      (49,704,811)
Net Assets:
  Beginning of year.........................................   137,265,728      186,970,539
                                                              ------------     ------------
  End of year (a)...........................................  $182,536,028     $137,265,728
                                                              ============     ============
(a) Includes undistributed net investment income of.........  $         --     $     21,910
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2003        2002        2001       2000       1999
                                                              -------     -------     ------     ------     ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year..........................  $  9.11     $ 11.91     $14.04     $16.17     $14.23
Income (loss) from investment operations:
  Net investment income.....................................     0.12        0.11       0.26       0.49       0.40
  Net realized & unrealized gain (loss) on investments......     2.40       (2.80)     (2.13)     (2.00)      3.28
                                                              -------     -------     ------     ------     ------
    Total income (loss) from investment operations..........     2.52       (2.69)     (1.87)     (1.51)      3.68
                                                              -------     -------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................    (0.12)      (0.11)     (0.26)     (0.49)     (0.44)
    Distributions from net realized capital gains...........     0.00        0.00       0.00      (0.03)     (1.30)
    Return of capital.......................................     0.00        0.00       0.00      (0.10)      0.00
                                                              -------     -------     ------     ------     ------
      Total distributions...................................    (0.12)      (0.11)     (0.26)     (0.62)     (1.74)
                                                              -------     -------     ------     ------     ------
Net asset value, end of year................................  $ 11.51     $  9.11     $11.91     $14.04     $16.17
                                                              =======     =======     ======     ======     ======
Total return................................................    27.84%     (22.63)%   (13.34)%    (9.65)%    25.63%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 182.5     $ 137.3     $187.0     $209.2     $216.6
Ratios to average net assets:
    Expenses................................................     0.53%       0.55%      0.52%      0.50%      0.49%
    Net investment income...................................     1.21%       1.10%      2.07%      3.14%      2.62%
Portfolio turnover rate.....................................       21%         15%        10%        30%        68%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    26.58%
Five-year                                    0.91%
Since inception (5/1/98)                     1.21%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Blue Chip Portfolio returned 26.58% versus 31.78% for the current benchmark, the S&P Barra Value Index.

The S&P 500 Index returned 28.68% during the year, led by the economically-sensitive Information Technology, Materials, Consumer Discretionary, and Industrials sectors. Lagging sectors were those least economically-sensitive and included Consumer Staples, Healthcare, and Telecommunication Services. Large capitalization strategies underperformed mid-and small-cap strategies during the year, and value-based strategies outperformed growth strategies across most market capitalizations. U.S. equity markets showed surprising strength during 2003 by overcoming the impact of war with Iraq and weak economic activity in the early portion of the year. After enduring the worst bear market since the 1930s, investors finally received positive equity returns. Technology stocks performed the best during 2003, but even after gaining more than 50% during the year, the Nasdaq Composite Index remained 3,000 points from its highest in the spring of 2000. Corporate operating profits grew steadily throughout the year and finished above analysts expectations. Sectors with the greatest increases in profit growth during the year included Energy, Financials, and Information Technology.

Positive influences on performance relative to the S&P Barra Value Index for the year included an underweight position and favorable security selection in Telecommunication Services (Sprint Corp. +18%, Bell South Corp. +13%) and an overweight position and favorable security selection in Energy (Marathon Oil Corp. +61%, ConocoPhillips +40%, ChevronTexaco Corp. +35%). Favorable security selection in Industrials (Cendant Corp. +112%, Ingersoll Rand Co. CL A +60%, Tyco International Ltd. +56%) and Consumer Discretionary (Sears Roebuck & Co. +95%, Ford Motor Co. +78%, Koninklijke Phillips Electronics +67%) also positively influenced relative performance.

Negative influences on performance relative to the Index during the year included an underweight position and unfavorable security selection in Financials (Marsh & McLennan (5%), Loews Corp. (2%), AON Corp. +1%). An underweight position in Citigroup negatively influenced performance by 0.7%. Unfavorable security selection in Information Technology (Sungard Data Systems Inc. +0%, First Data Corp. +16%, Storage Technology Corp. +20%) and Materials (E. I. Dupont de Nemours & Co. +12%, International Paper Co. +17%, Air Products & Chemicals Inc. +26%) also negatively influenced relative performance.

We continue to maintain overweight positions relative to the S&P Barra Value Index in Materials, Industrials, Information Technology, and Consumer Staples. Within Consumer Staples, we have emphasized the tobacco industry given high dividend yields and the decreased litigation risk. We continue to underweight Utilities and Telecommunication Services given concerns regarding higher interest rates and unattractive valuations for Utilities and poor fundamentals for Telecommunication Services. Within Financials, we have emphasized consumer finance companies, investment banks, and capital markets exposure within banks and life insurers. Themes within our valuation disciplines continue to be Heathcare and Consumer Discretionary. Our bias within Healthcare is away from pharmaceuticals and towards device manufacturers and service companies. Our focus within Consumer Discretionary is on media-related companies and consumer durables manufacturers. Our strategy of utilizing our valuation disciplines and fundamental research to identify companies for addition to the Portfolio and elimination of names that are overvalued or have deteriorating fundamentals remains unchanged.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                   BLUE CHIP PORTFOLIO
                                                (COMMENCED OPERATIONS MAY
                                                        1, 1998)                  S&P 500 INDEX           S&P BARRA VALUE INDEX
                                                -------------------------         -------------           ---------------------
05/01/98                                                10000.00                    10000.00                    10000.00
                                                        10024.00                    10143.00                     9811.00
12/98                                                   10254.60                    11079.20                    10031.70
                                                        11456.40                    12450.80                    11427.20
12/99                                                   10860.70                    13410.80                    11303.80
                                                        10236.20                    13353.10                    10843.70
12/00                                                   10977.30                    12188.70                    11991.00
                                                        11005.80                    11372.10                    11703.20
12/01                                                   10512.70                    10740.90                    10590.20
                                                         9608.65                     9328.48                     9589.42
12/02                                                    8470.02                     8368.58                     8383.07
                                                         9294.16                     9352.73                     9413.35
12/03                                                   10721.70                    10768.70                    11047.50

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

The Standard and Poors Barra Value Index is a capitalization-weighted index of all the stocks in the Standard and Poors 500 that have low book-to-price ratios. The index was developed with a base value of 35 on December 31, 1974. The index is rebalanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index.

We are now using the S&P Barra Value Index as this Portfolio's benchmark because we believe the Portfolio's Investments more closely resemble the securities represented in that Index than those in the former benchmark, the S&P 500 Index.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Citigroup Inc.                         3.9
 2.  JP Morgan Chase & Co.                  3.2
 3.  Cendant Corp.                          2.6
 4.  Tyco International Ltd.                2.5
 5.  Bank of America Corp.                  2.4
 6.  Hewlett-Packard Co.                    2.3
 7.  Altria Group Inc.                      2.3
 8.  ChevronTexaco Corp.                    2.3
 9.  Morgan Stanley Dean Witter             2.3
10.  Wachovia Corp.                         2.1

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Banking                               19.2
 2.  Oil, Energy & Natural Gas             10.7
 3.  Computer & Related                     9.2
 4.  Insurance                              7.3
 5.  Financial Services                     7.0

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE & DEFENSE (1.3%)
   2,700   General Dynamics Corp. ..............  $   244,053
   1,278   Northrop Grumman Corp. ..............      122,176
                                                  -----------
                                                      366,229
                                                  -----------
           AUTOMOTIVE & RELATED (4.3%)
  23,547   Ford Motor Co. ......................      376,752
   6,001   General Motors Corp. ................      320,453
   4,400   Johnson Controls Inc. ...............      510,928
                                                  -----------
                                                    1,208,133
                                                  -----------
           BANKING (19.2%)
   8,300   Bank of America Corp. ...............      667,569
   5,000   Capital One Financial Corp. .........      306,450
  22,633   Citigroup Inc. ......................    1,098,605
  24,100   JP Morgan Chase & Co. ...............      885,193
  13,000   MBNA Corp. ..........................      323,050
   4,700   PNC Financial Services Group.........      257,231
  13,800   US Bancorp...........................      410,964
  12,700   Wachovia Corp. ......................      591,693
   9,050   Washington Mutual Inc. ..............      363,086
   8,600   Wells Fargo Co. .....................      506,454
                                                  -----------
                                                    5,410,295
                                                  -----------
           BUSINESS SERVICES (3.7%)
  33,267   *Cendant Corp. ......................      740,856
   7,600   First Data Corp. ....................      312,284
                                                  -----------
                                                    1,053,140
                                                  -----------
           CHEMICALS (4.0%)
   7,300   Air Products & Chemicals Inc. .......      385,659
   6,900   E.I. Dupont de Nemours & Co. ........      316,641
   6,500   PPG Industries Inc. .................      416,130
                                                  -----------
                                                    1,118,430
                                                  -----------
           COMPUTER & RELATED (9.2%)
  11,800   *BMC Software, Inc. .................      220,070
   4,400   *Computer Sciences Corp. ............      194,612
   9,600   Electronic Data Systems Corp. .......      235,584
  28,023   Hewlett-Packard Co. .................      643,688
   5,200   Int'l Business Machines Corp. .......      481,936
   3,300   *Lexmark Intl. Group CL A............      259,512
  13,300   *Storage Technology Corp. ...........      342,475
   7,200   *Sungard Data Systems Inc. ..........      199,512
                                                  -----------
                                                    2,577,389
                                                  -----------
           CONSUMER PRODUCTS (1.4%)
   9,900   Masco Co. ...........................      271,359
   3,400   MCKesson Corp. ......................      109,344
                                                  -----------
                                                      380,703
                                                  -----------
           DIVERSIFIED MANUFACTURING (0.7%)
   3,200   Textron Inc. ........................      182,592
                                                  -----------
           DRUGS/BIOTECHNOLOGY (1.7%)
   8,800   Bristol-Meyers Squibb Co. ...........      251,681
   6,233   Pfizer Inc. .........................      220,212
                                                  -----------
                                                      471,893
                                                  -----------

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ENTERTAINMENT & LEISURE (1.4%)
  16,300   The Walt Disney Co. .................  $   380,279
                                                  -----------
           FINANCIAL SERVICES (7.0%)
   4,402   Bear Stearns Cos. Inc. ..............      351,939
   3,900   Fannie Mae...........................      292,734
   3,700   Goldman Sachs Group Inc. ............      365,301
   5,700   H & R Block Inc. ....................      315,609
  11,000   Morgan Stanley Dean Witter...........      636,570
                                                  -----------
                                                    1,962,153
                                                  -----------
           FOOD, BEVERAGE & TOBACCO (2.9%)
  11,800   Altria Group Inc. ...................      642,156
   5,100   UST Inc. ............................      182,019
                                                  -----------
                                                      824,175
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.1%)
   7,500   International Paper Co. .............      323,325
                                                  -----------
           INSURANCE (7.3%)
  10,300   Allstate Corp. ......................      443,106
   7,400   American International Group.........      490,472
   5,200   AON Corp. ...........................      124,488
   6,000   Hartford Financial Services..........      354,180
   5,500   Lincoln National Corp. ..............      222,035
   8,267   MetLife Inc. ........................      278,350
   2,500   UnitedHealth Group Inc. .............      145,450
                                                  -----------
                                                    2,058,081
                                                  -----------
           MEDIA & PUBLISHING (2.6%)
  15,900   Time Warner..........................      286,041
  10,235   Viacom Inc. CL B.....................      454,229
                                                  -----------
                                                      740,270
                                                  -----------
           METALS AND MINING (1.4%)
  10,500   Alcoa Inc. ..........................      399,000
                                                  -----------
           OIL, ENERGY & NATURAL GAS (9.1%)
   2,800   Anadarko Petroleum Corp. ............      142,828
   7,400   ChevronTexaco Corp. .................      639,286
   7,200   ConocoPhillips.......................      472,104
   8,600   Ensco International Inc. ............      233,662
  12,812   Exxon Mobil Corp. ...................      525,292
   8,200   Halliburton Co. .....................      213,200
   9,700   Marathon Oil Corp. ..................      320,973
                                                  -----------
                                                    2,547,345
                                                  -----------
           RETAIL (3.7%)
   4,500   Federated Department Stores Inc. ....      212,085
  14,200   Gap Inc. ............................      329,583
   7,700   Home Depot...........................      273,274
   4,700   Sears Roebuck & Co. .................      213,804
                                                  -----------
                                                    1,028,746
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & RELATED (4.2%)
   5,100   Bell South Corp. ....................  $   144,331
  13,200   Motorola Inc. .......................      185,724
   8,800   SBC Communications Inc. .............      229,416
  14,500   Sprint Corp. ........................      238,090
  10,730   Verizon Communications Inc. .........      376,408
                                                  -----------
                                                    1,173,969
                                                  -----------
           TRANSPORTATION (1.3%)
   5,600   Union Pacific Corp. .................      389,088
                                                  -----------
           UTILITIES (2.5%)
   5,200   First Energy Corp. ..................      183,040
   3,800   FPL Group Inc. ......................      248,596
   6,000   Public Service Enterprises...........      262,800
                                                  -----------
                                                      694,436
                                                  -----------
           WASTE DISPOSAL (1.2%)
  11,052   Waste Management Inc. ...............      327,139
                                                  -----------
           TOTAL U.S. COMMON STOCKS (91.2%).....  $25,616,810
                                                  -----------

                                                     FAIR
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           AUSTRALIA (1.6%)
           MEDIA & PUBLISHING (1.6%)
  15,100   News Corp. ADR.......................  $   456,775
                                                  -----------
           BERMUDA (2.9%)
           DIVERSIFIED MANUFACTURING (2.9%)
   1,627   Ingersoll Rand Co. CL A..............      110,440
  26,200   Tyco International Ltd. .............      694,300
                                                  -----------
                                                      804,740
                                                  -----------
           NETHERLANDS (1.2%)
           ELECTRONICS/SEMICONDUCTORS (1.2%)
  12,000   Koninklijke Phillips Electronics.....      349,080
                                                  -----------
           UNITED KINGDOM (1.6%)
           OIL, ENERGY & NATURAL GAS (1.6%)
   9,200   BP PLC ADR...........................      454,020
                                                  -----------
           TOTAL FOREIGN COMMON STOCKS (7.3%)...  $ 2,064,615
                                                  -----------
           TOTAL COMMON STOCKS (98.5%)..........  $27,681,425
                                                  -----------

  FACE                                               FAIR
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (1.6%)
$438,000   US Bank 0.800% 01/02/04 Repurchase
            price $438,030 Collateralized by
            Freddie Mac Mortgage Back Pool
            #E89339
            Fair Value: $446,708
            Due: 05/01/17
            Interest: 5.500%....................  $   438,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (1.6%)...  $   438,000
                                                  -----------
           TOTAL HOLDINGS (100.1%) (COST
            $24,516,204) (a)....................  $28,119,425
           NET OTHER ASSETS (LIABILITIES)
            (-0.1%).............................      (20,868)
                                                  -----------
           NET ASSETS (100.0%)..................  $28,098,557
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $189,381.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $24,516,204)......................  $28,119,425
  Cash......................................          507
  Receivable for fund shares sold...........          889
  Dividends & accrued interest receivable...       34,327
  Prepaid expenses..........................          354
                                              -----------
    Total assets............................   28,155,502
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        3,091
  Payable for investment management services
    (note 3)................................       17,206
  Accrued custody expense...................        3,074
  Accrued professional fees.................       12,469
  Accrued accounting fees...................       10,870
  Accrued printing and proxy fees...........        5,409
  Other accrued expenses....................        4,826
                                              -----------
    Total liabilities.......................       56,945
                                              -----------
Net assets..................................  $28,098,557
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,776,671
  Paid-in capital in excess of par value....   26,870,573
  Accumulated net realized loss on
    investments.............................   (5,233,208)
  Net unrealized appreciation on
    investments.............................    3,603,221
  Undistributed net investment income.......       81,300
                                              -----------
Net assets..................................  $28,098,557
                                              ===========
Shares outstanding..........................    2,776,671
Net asset value per share...................  $     10.12
                                              ===========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $    5,094
  Dividends (net of withholding tax
    $1,990)..................................     455,650
                                               ----------
    Total investment income..................     460,744
                                               ----------
Expenses:
  Management fees (note 3)...................     176,846
  Custodian fees.............................       5,026
  Directors' fees............................       1,306
  Professional fees..........................      10,373
  Accounting fees............................      19,353
  Printing and proxy fees....................       2,610
  Other......................................         434
                                               ----------
    Total expenses...........................     215,948
      Less expenses voluntarily reduced or
         reimbursed by advisor (note 3)......     (23,920)
                                               ----------
    Net expenses.............................     192,028
                                               ----------
    Net investment income....................     268,716
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss on investments...........    (570,278)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   5,834,466
                                               ----------
    Net gain on investments..................   5,264,188
                                               ----------
    Net increase in net assets from
      operations.............................  $5,532,904
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2003            2002
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $   268,716     $   102,801
  Realized loss on investments..............................     (570,278)       (532,650)
  Change in unrealized appreciation/depreciation on
    investments.............................................    5,834,466      (1,979,997)
                                                              -----------     -----------
      Net increase (decrease) in net assets from
       operations...........................................    5,532,904      (2,409,846)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (281,587)       (101,969)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,973,951       5,828,724
  Shares issued from merger.................................    8,296,275              --
  Received from dividends reinvested........................      281,587         101,969
  Paid for shares redeemed..................................   (2,638,327)     (2,675,063)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................   11,913,486       3,255,630
                                                              -----------     -----------
      Increase in net assets................................   17,164,803         743,815
Net Assets:
  Beginning of year.........................................   10,933,754      10,189,939
                                                              -----------     -----------
  End of year (a)...........................................  $28,098,557     $10,933,754
                                                              ===========     ===========
(a) Includes undistributed net investment income of.........  $    81,300     $       727
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2003       2002        2001       2000       1999
                                                              ------     -------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 8.10     $ 10.15     $10.66     $10.66     $10.22
Income from investment operations:
  Net investment income.....................................    0.12        0.08       0.06       0.06       0.05
  Net realized & unrealized gain (loss) on investments......    2.02       (2.05)     (0.51)      0.04       0.56
                                                              ------     -------     ------     ------     ------
    Total income (loss) from investment operations..........    2.14       (1.97)     (0.45)      0.10       0.61
                                                              ------     -------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.12)      (0.08)     (0.06)     (0.06)     (0.05)
    Distributions from net realized capital gains...........    0.00        0.00       0.00      (0.04)     (0.12)
                                                              ------     -------     ------     ------     ------
      Total distributions...................................   (0.12)      (0.08)     (0.06)     (0.10)     (0.17)
                                                              ------     -------     ------     ------     ------
Net asset value, end of year................................  $10.12     $  8.10     $10.15     $10.66     $10.66
                                                              ======     =======     ======     ======     ======
Total return................................................   26.58%     (19.43)%    (4.23)%     1.08%      5.86%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 28.1     $  10.9     $ 10.2     $  7.9     $  4.8
Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor (note 3):
    Expenses................................................    0.97%       1.17%      1.20%      1.25%      1.35%
    Net investment income...................................    1.36%       0.95%      0.63%      0.60%      0.53%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses................................................    1.10%       1.17%      1.20%      1.25%      1.35%
Portfolio turnover rate.....................................      70%         22%        27%        35%        29%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moodys, or BBB or lower by S&P or Fitch.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    22.78%
Five-year                                    4.76%
Since inception (5/1/98)                     4.15%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National High Income Bond Portfolio returned 22.78% versus 28.98% for the current benchmark, the Lehman Brothers High Yield Bond Index. The primary cause of the Portfolio's underperformance was our positioning in the lower credit quality sector, where the Portfolio has been less aggressive than that of the benchmark. From an industry sector perspective, the Portfolio's relative overweight positions in the Consumer Non-Cyclical, and Gaming sectors and its underweight positions in the more speculative sectors hurt relative performance. For the fiscal year, these sectors underperformed the overall market, with Consumer Non-Cyclical returning 15.53% and Gaming returning 14.05%. Conversely, the Utility, Technology, and Telecommunications sectors returned 53.74%, 47.57% and 43.21% respectively during the year.

For the fiscal year ended December 31, 2003, the high yield market significantly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned only 4.10% versus a 28.98% return for the Lehman Brothers High Yield Bond Index.

Looking back, the high yield market began the year from an extremely oversold position, as investors at that time were still in a very defensive posture due to economic and geopolitical uncertainty. However, despite the conflict in the Middle East, over the course of the year most indicators continued to show robust economic growth. Over the past several quarters, improved corporate earnings have led to improved credit quality for the underlying market. The significant decline in corporate defaults has led to a contraction of the risk premium or "credit spread" investors require for investing in the high yield market and consequently led to the price appreciation experienced in the market. For example, the spread over treasuries for the Credit Suisse High Yield Index contracted from a high of 9.47% on December 31, 2002 to 4.86 % on December 31, 2003. In complete contrast to the 2002 fiscal year, the distressed end of the high yield market was the area with the strongest performance. For Example, bonds rated CCC, the lowest credit quality, returned 60.23%, compared to higher rated B bonds, which returned 26.59%, and BB rated bonds, which returned 19.95%.

Portfolio holdings which significantly outperformed the market included: Charter Communications II, Alamosa PCS Holdings, Nextel Communications, Calpine Corp. and Williams Cos. Inc.

Specific holdings which underperformed during the period included: General Chemical Ind. Prod. and Texas Petrochemicals. New World Pasta Co., Levi Strauss & Co. and MMI Products Inc.

From a Portfolio perspective, we feel that the rapid expansion in economic growth will lead to increasing interest rates during 2004. In the higher credit quality segment of the Portfolio, we are attempting to keep our duration shorter than that of our benchmark. While the performance of the high yield market in 2003 tended to be more of a "rising tide lifting all boats" phenomenon, we feel that there will be more differentiation of risk and return of individual credits in during 2004. Accordingly, we have continued to be vigilant on individual credit selection. From a sector allocation perspective, the fund remains overweight in the Automotive, Industrial, and Gaming sectors while we remain underweight in Telecommunications, Utilities and Technology.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                HIGH INCOME BOND PORTFOLIO       LEHMAN BROTHERS HIGH YIELD BOND
                                                            (COMMENCED OPERATIONS MAY 1, 1998)                INDEX
                                                            ----------------------------------   -------------------------------
05/01/98                                                                 10000.00                            10000.00
                                                                         10090.00                            10343.00
12/98                                                                     9958.83                            10838.40
                                                                         10171.90                            10775.60
12/99                                                                    10157.70                            10880.10
                                                                          9963.70                            11229.30
12/00                                                                     9435.62                            11979.50
                                                                          9655.47                            12389.20
12/01                                                                     9838.92                            12971.40
                                                                          9857.62                            13599.30
12/02                                                                    10230.20                            13154.60
                                                                         11615.40                            15586.90
12/03                                                                    12560.90                            16966.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Qwest Services Corp. 13.500%
     12/15/10 (144A)                        1.3
 2.  Allied Waste N.A. Ser. B 7.625%
     01/01/06                               1.1
 3.  Nextel Communications 9.375%
     11/15/09                               1.1
 4.  Qwest Corp. 9.125% 03/15/12
     (144A)                                 0.9
 5.  Tyco Intl. Group 5.800%
     08/01/06                               0.8
 6.  JCPenney Company, Inc. 9.000%
     08/01/12                               0.8
 7.  HCA -- The Health Care Co.
     8.750% 09/01/10                        0.7
 8.  Xerox Corp. 9.750% 01/15/09            0.7
 9.  Mandalay Resort Ser. B 10.250%
     08/01/07                               0.7
10.  CMS Energy Corp. 8.900%
     07/15/08                               0.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                     % of Net Assets
 1.  Hotels & Casinos                      9.9
 2.  Food, Beverage & Tobacco              6.3
 3.  Oil, Energy & Natural Gas             6.0
 4.  Telecommunications & Related          5.5
 5.  Consumer Products                     5.5

---------------

* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AEROSPACE & DEFENSE (0.8%)
$   75,000   Alliant Techsystems Inc. 8.500%
              05/15/11..........................  $    82,875
    50,000   Gencorp Inc. 9.500% 08/15/13
              (144A)............................       52,250
    50,000   L-3 Communications Corp 6.125%
              01/15/14 (144A)...................       50,375
    50,000   Transdigm Inc. 8.375% 07/15/11.....       53,438
                                                  -----------
                                                      238,938
                                                  -----------
             ADVERTISING (0.4%)
    50,000   Lamar Media Corp. 7.250%
              01/01/13..........................       54,000
    50,000   RH Donnelley Financial Corp.
              10.875% 12/15/12 (144A)...........       59,625
                                                  -----------
                                                      113,625
                                                  -----------
             AGRICULTURE (0.2%)
    50,000   Hines Nurseries Inc. 10.250%
              10/01/11 (144A)...................       54,750
                                                  -----------
             AUTOMOTIVE & RELATED (4.6%)
    50,000   Accuride Corp. Ser. B 9.250%
              02/01/08..........................       51,750
   100,000   Advanced Accessory Systems 10.750%
              06/15/11..........................      111,250
   100,000   American Axle & Mfg. 9.750%
              03/01/09..........................      105,875
    50,000   Arvin Industries Inc. 7.125%
              03/15/09..........................       53,062
    50,000   Arvinmeritor Inc. 8.750%
              03/01/12..........................       57,375
    50,000   Dana Corp. 9.000% 08/15/11.........       60,500
   100,000   General Motors Corp. 7.125%
              07/15/13..........................      108,416
   100,000   General Motors Corp. 8.375%
              07/15/33..........................      114,236
    50,000   Lear Corp. Ser. B 7.960%
              05/15/05..........................       53,563
   125,000   Lear Corp. 8.110% 05/15/09.........      147,187
    75,000   Rexnord Corp. 10.125% 12/15/12.....       82,875
   100,000   Stoneridge Inc. 11.500% 05/01/12...      118,375
   150,000   TRW Automotive Inc. 11.000%
              02/15/13..........................      178,125
    50,000   United Components Inc. 9.375%
              06/15/13..........................       54,875
                                                  -----------
                                                    1,297,464
                                                  -----------
             BROADCAST RADIO & TV (2.4%)
    50,000   Liberty Media Group 7.750%
              07/15/09..........................       57,471
    50,000   Muzak LLC 10.000% 02/15/09.........       53,250
   150,000   Panamsat Corp. 8.500% 02/01/12.....      166,500
   100,000   Sinclair Broadcast Group 8.750%
              12/15/11..........................      111,500
    75,000   Vivendi Universal 9.250% 04/15/10
              (144A)............................       88,875
    75,000   Vivendi Universal 6.250% 07/15/08
              (144A)............................       79,688
    50,000   XM Satellite Radio Inc. due
              12/31/09 0% till 12/31/05 then
              14.000%...........................       45,000
    75,000   XM Satellite Radio Inc. 12.000%
              06/15/10..........................       85,312
                                                  -----------
                                                      687,596
                                                  -----------
             BUILDING & CONSTRUCTION (3.4%)
    50,000   Associated Materials Inc. 9.750%
              04/15/12..........................       55,000
   100,000   Brand Services Inc. 12.000%
              10/15/12..........................      116,000
    50,000   Case Corp. 7.250% 08/01/05.........       52,375
    75,000   Case New Holland Inc. 9.250%
              08/01/11 (144A)...................       84,375
    25,000   Case New Holland Inc. 9.250%
              08/01/11 (144A)...................       28,125
    50,000   Collins & Aikman Floorcoverings
              9.750% 02/15/10...................       53,750

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             BUILDING & CONSTRUCTION (CONTINUED)
$   50,000   Great Lakes Dredge & Dock 7.750%
              12/15/13 (144A)...................  $    51,625
    75,000   Interline Brands Inc. 11.500%
              05/15/11..........................       83,063
   100,000   MMI Products Inc. Ser. B 11.250%
              04/15/07..........................       82,000
    75,000   NationsRent Companies 9.500%
              10/15/10 (144A)...................       81,000
   100,000   NCI Building Systems Inc. Ser. B
              9.250% 05/01/09...................      105,750
    50,000   Norcraft Companies LLC 9.000%
              11/01/11 (144A)...................       53,750
   100,000   Nortek Holdings Inc. due 5/15/11 0%
              till (144A) 11/15/07 then
              10.000%...........................       73,000
    50,000   Nortek Inc. Ser. B 9.125%
              09/01/07..........................       51,875
                                                  -----------
                                                      971,688
                                                  -----------
             BUSINESS EQUIPMENT & SERVICES (2.6%)
    75,000   Brickman Group Ltd. 11.750%
              12/15/09..........................       87,750
   125,000   Buhrmann US Inc. 12.250%
              11/01/09..........................      140,625
    50,000   Coinmach Corp. 9.000% 02/01/10.....       54,500
    50,000   Danka Business Systems 11.000%
              06/15/10..........................       49,625
   100,000   Sitel Corp. 9.250% 03/15/06........       99,000
   175,000   Xerox Corp. 9.750% 01/15/09........      206,062
   100,000   Xerox Corp. 7.625% 06/15/13........      108,500
                                                  -----------
                                                      746,062
                                                  -----------
             CABLE TV (3.6%)
   200,000   Charter Communications due 04/01/11
              0% til 04/01/04 then 9.920%.......      172,000
   100,000   Charter Communications II 10.250%
              09/15/10 (144A)...................      105,250
    50,000   CSC Holdings Inc. 9.875%
              02/15/13..........................       52,375
   150,000   CSC Holdings Inc. 7.250%
              07/15/08..........................      155,625
    50,000   CSC Holdings Inc. Ser. B 8.125%
              07/15/09..........................       53,875
   125,000   Directv Holdings/Finance 8.375%
              03/15/13..........................      145,625
   150,000   Echostar Communications 9.375%
              02/01/09..........................      158,812
    25,000   Echostar Broadband 10.375%
              10/01/07..........................       27,594
    50,000   Lodgenet Entertainment 9.500%
              06/15/13..........................       55,000
    50,000   Quebecor Media Inc. 11.125%
              07/15/11..........................       58,125
    50,000   Quebecor Media Inc. due 07/15/11 0%
              til 07/01/06 then 13.750%.........       44,500
                                                  -----------
                                                    1,028,781
                                                  -----------
             CHEMICALS (4.6%)
    50,000   Compass Minerals Group 10.000%
              08/15/11..........................       56,250
    75,000   Equistar Chemical Funding 10.125%
              09/01/08..........................       82,875
    50,000   FMC Corp. 10.250% 11/01/09.........       58,750
    50,000   Foamex LP 9.875% 06/15/07..........       40,750
    50,000   Foamex LP 10.750% 04/01/09.........       47,750
    50,000   General Chemical Ind. Prod. 10.625%
              05/01/09 (b) (c) (d) (e)..........        9,125

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
$   50,000   Huntsman Advanced Materials 11.000%
              07/15/10 (144A)...................  $    55,500
   150,000   Huntsman ICI Chemicals 10.125%
              07/01/09..........................      156,000
    50,000   Koppers Industry Inc. 9.875%
              10/15/13 (144A)...................       55,500
    50,000   Kraton Polymers Capital 8.125%
              01/15/14 (144A)...................       52,375
    50,000   Lyondell Chemical Co. Ser. A 9.625%
              05/01/07..........................       53,000
   100,000   Lyondell Chemical Co. 9.875%
              05/01/07..........................      106,000
    75,000   Lyondell Chemical Co. 10.875%
              05/01/09..........................       77,625
    50,000   Lyondell Chemical Co. 9.500%
              12/15/08..........................       53,000
    50,000   Nalco Company 8.875% 11/15/13
              (144A)............................       53,750
    50,000   Nalco Company 7.750% 11/15/11
              (144A)............................       53,750
    50,000   Rhodia SA 8.875% 06/01/11 (144A)...       46,250
    50,000   Salt Hldgs. Corp. due 12/15/12 0%
              till (144A) 12/01/07 then
              12.750%...........................       39,750
   100,000   Salt Hldgs. Corp. due 06/01/13 0%
              till (144A) 6/01/08 then
              12.000%...........................       69,500
    50,000   Texas Petrochemicals 11.125%
              07/01/06 (b)(c)(d)(f).............       16,250
    25,000   Union Carbide Corp. 8.750%
              08/01/22..........................       24,094
    50,000   Union Carbide Chemical & Plastic
              7.875% 04/01/23...................       45,938
    50,000   Union Carbide Corp. 6.790%
              06/01/25..........................       48,687
                                                  -----------
                                                    1,302,469
                                                  -----------
             CLOTHING & TEXTILES (1.6%)
    75,000   GFSI Inc. Ser. B 9.625% 03/01/07...       69,375
    75,000   Glenoit Corp. 11.000% 04/15/07 (b)
              (c)...............................            1
    75,000   Levi Strauss & Co. 11.625%
              01/15/08..........................       49,125
    50,000   Phillips-Van Heusen Corp 8.125%
              05/01/13..........................       53,250
    50,000   Russell Corp. 9.250% 05/01/10 (b)
              (d)...............................       52,000
   150,000   Warnaco Group Inc. 8.875% 06/15/13
              (144A)............................      155,250
    65,000   William Carter Co. Ser. B 10.875%
              08/15/11..........................       74,912
                                                  -----------
                                                      453,913
                                                  -----------
             COMPUTER & RELATED (0.4%)
    50,000   Activant Solutions 10.500%
              06/15/11..........................       54,375
    50,000   Unisys Corp. 6.875% 03/15/10.......       54,000
                                                  -----------
                                                      108,375
                                                  -----------
             CONGLOMERATES (0.5%)
   125,000   Eagle Picher Inds. 9.750% 09/01/13
              (144A)............................      136,875
                                                  -----------
             CONSUMER PRODUCTS (5.5%)
    75,000   American Achievement Corp. Ser. B
              11.625% 01/01/07..................       84,375
   125,000   American Greeting Corp. 11.750%
              07/15/08..........................      145,000
    50,000   Amscan Holdings Inc. 9.875%
              12/15/07..........................       50,375
   125,000   Armkel Corp. 9.500% 08/15/09.......      138,281
    50,000   Bombardier Recreational 8.375%
              12/15/13 (144A)...................       52,250
   100,000   Chattem Inc. Ser. B 8.875%
              04/01/08..........................      103,250

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (CONTINUED)
$   50,000   Commemorative Brands 11.000%
              01/15/07..........................  $    51,250
    50,000   Icon Health & Fitness Inc. 11.250%
              04/01/12..........................       55,750
   125,000   Jarden Corp. 9.750% 05/01/12.......      138,438
   125,000   Jostens Holding Corp. due 12/01/13
              0% till 12/01/08 then 10.250%
              (144A)............................       80,000
    75,000   Jostens Inc. 12.750% 05/01/10......       86,625
   100,000   PCA Intl. Inc. 11.875% 08/01/09....      110,000
    75,000   Playtex Products Inc. 9.375%
              06/01/11..........................       75,750
    25,000   Sealy Mattress Co. 9.875%
              12/15/07..........................       26,062
    75,000   Sealy Mattress Co. Ser. B 10.875%
              12/15/07..........................       78,375
    50,000   Simmons Co. 7.875% 01/15/14
              (144A)............................       50,750
    50,000   Tempur Pedic 10.250% 08/15/10
              (144A)............................       56,062
    50,000   True Temper Sports Inc. Ser. B
              10.875% 12/01/08..................       53,250
   100,000   United Inds. Corp. Ser. D 9.875%
              04/01/09..........................      105,250
                                                  -----------
                                                    1,541,093
                                                  -----------
             CONTAINERS (3.6%)
    50,000   Berry Plastics Corp. 10.750%
              07/15/12..........................       57,813
    50,000   Berry Plastics Corp. 10.750%
              07/15/12 (144A)...................       57,812
    50,000   Graham Pkg. Co. Ser. B 8.750%
              01/15/08..........................       51,500
    50,000   Graham Pkg. Co. 4.735% 01/15/08....       44,500
    50,000   Graham Pkg. Co. 8.750% 01/15/08
              (144A)............................       51,500
    50,000   Greif Bros. Corp. 8.875%
              08/01/12..........................       55,250
    75,000   Huntsman Packaging/Pliant Corp
              13.000% 06/01/10..................       69,375
    50,000   Owens Brockway Glass 7.750%
              05/15/11..........................       53,875
    50,000   Owens Brockway Glass 8.250%
              05/15/13..........................       53,875
   125,000   Owens-Illinois Inc. 8.100%
              05/15/07..........................      132,187
   100,000   Owens-Illinois Inc. 7.150%
              05/15/05..........................      103,500
    50,000   Plastipak Hldgs. Inc. 10.750%
              09/01/11..........................       55,750
    50,000   Pliant Corp. 13.000% 06/01/10......       46,250
    50,000   Pliant Corp. 11.125% 09/01/09......       54,375
     7,987   Russell Stanley Holdings 9.000%
              11/30/08 (b)......................          100
         1   Russell Stanley Holdings 9.000%
              11/30/08 (b)......................           --
   125,000   Tekni-Plex Inc. Ser. B 12.750%
              06/15/10..........................      137,500
                                                  -----------
                                                    1,025,162
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (1.3%)
    32,000   AMI Semiconductor Inc. 10.750%
              02/01/13..........................       38,240
    50,000   General Cable Corp. 9.500% 11/15/10
              (144A)............................       53,625
   100,000   Ingram Micro Inc. 9.875%
              08/15/08..........................      111,000
    50,000   Seagate Technology 8.000%
              05/15/09..........................       54,250
    50,000   Telex Communications 11.500%
              10/15/08 (144A)...................       53,375
    50,000   Viasystems Inc. 10.500% 01/15/11
              (144A)............................       53,500
                                                  -----------
                                                      363,990
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             ECOLOGICAL SERVICES & EQUIPMENT (1.9%)
$  300,000   Allied Waste N.A. Ser. B 7.625%
              01/01/06..........................  $   316,500
    75,000   Allied Waste N.A. Ser. B 9.250%
              09/01/12..........................       85,125
    75,000   Sensus Metering Systems 8.625%
              12/15/13 (144A)...................       77,250
    50,000   Synagro Tech. Inc. 9.500%
              04/01/09..........................       54,875
                                                  -----------
                                                      533,750
                                                  -----------
             ENTERTAINMENT & LEISURE (2.5%)
   150,000   AMC Entertainment Inc. 9.875%
              02/01/12..........................      167,250
    50,000   AMF Bowling Worldwide Inc. 13.000%
              09/01/08..........................       56,750
    75,000   Cinemark USA Inc. 9.000%
              02/01/13..........................       84,750
    75,000   Intrawest Corp. 10.500% 02/01/10...       83,250
    75,000   Regal Cinemas Inc. 9.375%
              02/01/12..........................       85,125
    50,000   Six Flags Inc. 9.750% 04/15/13.....       52,750
   150,000   Universal City Development 11.750%
              04/01/10 (144A)...................      177,000
                                                  -----------
                                                      706,875
                                                  -----------
             FINANCIAL INSTITUTIONS (0.3%)
    75,000   Dollar Financial Group 9.750
              11/15/11 (144A)...................       78,000
                                                  -----------
             FOOD, BEVERAGE & TOBACCO (6.3%)
    50,000   Advantica Restaurants 11.250%
              01/15/08..........................       35,000
    24,000   Agrilink Foods Inc. 11.875%
              11/01/08..........................       25,440
    75,000   American Seafoods Group 10.125%
              04/15/10..........................       89,625
    50,000   B&G Foods Inc. 9.625% 08/01/07.....       52,000
   100,000   Carrols Corp. 9.500% 12/01/08......      102,500
    75,000   Commonwealth Brands Inc 10.625%
              09/01/08 (144A)...................       82,125
    75,000   Constellation Brands Inc. 8.000%
              02/15/08..........................       84,750
    50,000   Cott Beverages Inc. 8.000%
              12/15/11..........................       54,375
   100,000   Del Monte Corp. Ser. B 9.250%
              05/15/11..........................      111,000
    50,000   Del Monte Corp. 8.625% 12/15/12....       55,000
    50,000   Dimon Inc. 7.750% 06/01/13
              (144A)............................       50,750
    50,000   Dole Food Inc. 8.625% 05/01/09.....       55,125
    50,000   Dole Food Inc. 7.250% 06/15/10.....       52,000
    50,000   Dole Food Inc. 8.875% 03/15/11.....       54,875
    50,000   Dominos Inc. 8.250% 07/01/11
              (144A)............................       54,250
   100,000   Eagle Family Foods Inc. Ser. B
              8.750% 01/15/08...................       73,500
    75,000   Land O'Lakes Inc. 8.750%
              11/15/11..........................       66,375
    50,000   Michael Foods Inc. 8.000% 11/15/13
              (144A)............................       52,250
    50,000   National Beef Packaging 10.500%
              08/01/11 (144A)...................       51,750
    75,000   New World Pasta Co. 9.250%
              02/15/09..........................       19,688
   100,000   Pilgrim's Pride 9.625% 09/15/11....      110,500
    75,000   PPC Escrow Corp. 9.250% 11/15/13
              (144A)............................       78,375
    75,000   Reddy Ice Group Inc. 8.875%
              08/01/11 (144A)...................       80,062
   175,000   Smithfield Foods Inc. Ser. B 8.000%
              10/15/09..........................      184,625

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO (CONTINUED)
$   50,000   Swift & Co. 10.125% 10/01/09.......  $    53,375
    50,000   United Agri Products 8.250%
              12/15/11 (144A)...................       51,625
                                                  -----------
                                                    1,780,940
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.4%)
    50,000   Boise Cascade Corp. 7.000%
              11/01/13..........................       52,562
   150,000   Georgia-Pacific Corp. 7.500%
              05/15/06..........................      159,375
   125,000   Georgia-Pacific Corp. 8.125%
              05/15/11..........................      138,750
   100,000   Georgia-Pacific Corp. 9.375%
              02/01/13..........................      115,500
   100,000   Graphic Packaging Intl 9.500%
              08/15/13 (144A)...................      111,000
    50,000   Jefferson Smurfit Corp. 8.250%
              10/01/12..........................       54,250
    83,185   MDP Acquisitions PLC 15.500%
              10/01/13..........................       96,807
    50,000   MDP Acquisitions PLC 9.625%
              10/01/12..........................       56,250
    75,000   Stone Container Corp. 9.750%
              02/01/11..........................       83,250
   100,000   Tembec Industries Inc. 8.500%
              02/01/11..........................      104,000
                                                  -----------
                                                      971,744
                                                  -----------
             HOTELS & CASINOS (9.9%)
    50,000   Boyd Gaming Corp. 8.750%
              04/15/12..........................       55,000
    50,000   Boyd Gaming Corp. 7.750%
              12/15/12..........................       53,625
    75,000   Coast Hotels & Casino 9.500%
              04/01/09..........................       79,500
    50,000   Courtyard By Marriott II Ser. B
              10.750% 02/01/08..................       50,500
   100,000   Florida Panthers 9.875% 04/15/09...      107,000
   125,000   Harrahs Operating Co. Inc. 7.875%
              12/15/05..........................      136,875
    50,000   Hilton Hotels Corp. 8.250%
              02/15/11..........................       57,750
   100,000   Hilton Hotels Corp. 7.625%
              05/15/08..........................      111,625
   150,000   HMH Properties Inc. Ser. B 7.875%
              08/01/08..........................      156,563
    25,000   Isle of Capri Casinos Inc. 8.750%
              04/15/09..........................       26,375
    50,000   Isle of Capri Casinos Inc. 9.000%
              03/15/12..........................       55,875
    75,000   Majestic Star Casino 9.500%
              10/15/10 (144A)...................       77,250
   175,000   Mandalay Resort Ser. B 10.250%
              08/01/07..........................      203,000
    50,000   Mandalay Resort 9.375% 02/15/10....       58,375
   150,000   MGM Grand Inc. 9.750% 06/01/07.....      172,500
    25,000   MGM Grand Inc. 6.000% 10/01/09.....       25,812
    75,000   MGM Mirage 8.500% 09/15/10.........       86,438
   100,000   MGM Mirage 8.375% 02/01/11.........      114,000
    50,000   Mohegan Tribal Gaming 8.000%
              04/01/12..........................       54,250
    50,000   Mohegan Tribal Gaming 6.375%
              07/15/09..........................       51,750
    75,000   MTR Gaming Group Ser. B 9.750%
              04/01/10..........................       80,625
   100,000   Park Place Entertainment 8.125%
              05/15/11..........................      113,000
   150,000   Park Place Entertainment 7.875%
              03/15/10..........................      166,875
    75,000   Penn National Gaming Inc. 11.125%
              03/01/08..........................       84,844
    50,000   Poster Financial Group 8.750%
              12/01/11 (144A)...................       53,125
    50,000   River Rock Entertainment 9.750%
              11/01/11 (144A)...................       53,937
    50,000   Royal Caribbean Cruises 8.000%
              05/15/10..........................       54,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             HOTELS & CASINOS (CONTINUED)
$  150,000   Starwood Hotels & Resort 7.375%
              05/01/07..........................  $   162,375
   100,000   Sun Intl. Hotels Ltd. 8.875%
              08/15/11..........................      109,500
    75,000   Venetian Casino/LV Sands 11.000%
              06/15/10..........................       87,375
    75,000   Wynn Las Vegas LLC 12.000%
              11/01/10..........................       87,938
                                                  -----------
                                                    2,788,407
                                                  -----------
             MACHINERY (0.9%)
    75,000   Agco Corp. 9.500% 05/01/08.........       82,312
    50,000   Briggs & Stratton Corp. 8.875%
              03/15/11..........................       58,875
    50,000   Columbus McKinnon Corp. 8.500%
              04/01/08..........................       47,000
    50,000   Columbus McKinnon Corp. 10.000%
              08/01/10..........................       53,375
                                                  -----------
                                                      241,562
                                                  -----------
             MANUFACTURING (2.9%)
    50,000   Amsted Industries 10.250% 10/15/11
              (144A)............................       55,500
    50,000   Cabot Safety Corp. 12.500%
              07/15/05..........................       51,125
    75,000   Hexcel Corp. 9.750% 01/15/09.......       78,938
    50,000   Hexcel Corp. 9.875% 10/01/08.......       56,250
    75,000   Norcross Safety Products 9.875%
              08/15/11 (144A)...................       83,250
    17,000   Simonds Industries 10.000%
              10/01/08 (b)(d)(g)................       18,925
   125,000   Tyco Intl. Group 6.375% 06/15/05...      131,162
    50,000   Tyco Intl. Group 6.375% 02/15/06...       53,299
   225,000   Tyco Intl. Group 5.800% 08/01/06...      240,028
    50,000   Tyco Intl. LTD 6.375% 10/15/11.....       53,484
                                                  -----------
                                                      821,961
                                                  -----------
             MEDICAL & RELATED (4.0%)
    50,000   Alaris Medical Systems Inc. 7.250%
              07/01/11..........................       51,875
   100,000   Ameripath Inc. 10.500% 04/01/13....      108,500
    50,000   Ardent Health Services 10.000%
              08/15/13 (144A)...................       54,750
   125,000   Columbia HCA Healthcare 6.910%
              06/15/05..........................      132,298
    50,000   Concentra Operating Corp. 9.500%
              08/15/10..........................       54,375
    75,000   Fisher Scientific International
              8.000% 09/01/13 (144A)............       81,000
    50,000   Hanger Orthopedic Group 10.375%
              02/15/09..........................       57,000
   175,000   HCA -- The Health Care Co. 8.750%
              09/01/10..........................      207,718
    50,000   Kinetic Concepts Inc. 7.375%
              05/15/13 (144A)...................       52,500
    50,000   Manor Care Inc. 8.000% 03/01/08....       56,378

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (CONTINUED)
$   75,000   Sybron Dental Specialties Services
              8.125% 06/15/12...................  $    81,937
    75,000   Universal Hospital Services 10.125%
              11/01/11 (144A)...................       78,750
   100,000   Vanguard Health Systems 9.750%
              08/01/11..........................      109,250
                                                  -----------
                                                    1,126,331
                                                  -----------
             METALS & MINING (1.8%)
    50,000   Commonwealth Aluminum Co. 10.750%
              10/01/06..........................       51,250
   100,000   Euramax International PLC 8.500%
              08/15/11 (144A)...................      107,000
    75,000   Imco Recycling Inc. 10.375%
              10/15/10 (144A)...................       78,000
    75,000   Neenah Corp. 11.000% 09/30/10
              (144A)............................       82,875
    62,056   Neenah Corp. 13.000% 09/30/13
              (144A)............................       63,452
    50,000   Republic Technologies Inc. 13.750%
              07/15/09 (b) (c)..................          750
    75,000   Ryerson Tull Inc. 9.125%
              07/15/06..........................       75,750
    50,000   United States Steel LLC 9.750%
              05/15/10..........................       57,000
                                                  -----------
                                                      516,077
                                                  -----------
             OIL, ENERGY & NATURAL GAS (6.0%)
    50,000   ANR Pipeline Co. 8.875% 3/15/10....       56,438
    75,000   Citgo Petroleum Corp. 11.375%
              02/01/11..........................       88,125
    75,000   Compton Petroleum Corp. 9.900%
              05/15/09..........................       82,312
    50,000   Continental Resources 10.250%
              08/01/08..........................       50,500
   125,000   El Paso Energy Corp. 8.050%
              10/15/30..........................      109,375
   175,000   El Paso Energy Corp. 7.800%
              08/01/31..........................      149,844
   100,000   El Paso Production 7.750% 06/01/13
              (144A)............................       99,875
   100,000   El Paso Energy Corp. 6.750%
              05/15/09..........................       95,750
    75,000   Lone Star Technologies Ser. B
              9.000% 06/01/11...................       74,625
    25,000   Magnum Hunter Resources 9.600%
              03/15/12..........................       28,500
    50,000   Petroleum Helicopters 9.375%
              05/01/09..........................       53,250
   100,000   Pogo Production Co. Ser. B 10.375%
              02/15/09..........................      106,875
    50,000   Semco Energy 7.125% 05/15/08.......       52,313
    75,000   Swift Energy Co. 9.375% 05/01/12...       82,125
   150,000   Tennesse Gas Pipeline 8.375%
              06/15/32..........................      159,750
    50,000   Tesoro Petroleum Corp. Ser. B
              9.625% 11/01/08...................       53,500
    50,000   Tesoro Petroleum Corp. 8.000%
              04/15/08..........................       53,875
    75,000   Williams Cos. Inc. 7.625%
              07/15/19..........................       78,844
   150,000   Williams Cos. Inc. 7.875%
              9/01/21...........................      158,625
    50,000   Williams Cos. Inc. 8.625%
              06/01/10..........................       56,875
                                                  -----------
                                                    1,691,376
                                                  -----------
             PRINTING & PUBLISHING (3.6%)
   125,000   Advanstar Communications Ser. B
              12.000% 02/15/11..................      132,188
    50,000   Advanstar Inc. due 10/15/11 0% till
              10/15/05 then 15.000%.............       39,125
    75,000   American Media Operation Ser. B
              10.250% 05/01/09..................       80,625

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             PRINTING & PUBLISHING (CONTINUED)
$   75,000   Block Communications Inc. 9.250%
              04/15/09..........................  $    80,812
   125,000   Dex Media East 12.125% 11/15/12....      155,000
   125,000   Dex Media West 9.875% 08/15/13
              (144A)............................      145,937
    50,000   Dex Media Inc 8.000% 11/15/13
              (144A)............................       53,125
    50,000   Dex Media Inc due 11/15/13 0% till
              11/15/08 then 9.000% (144A).......       35,375
   175,000   Vertis Inc. 10.875% 06/15/09.......      187,250
    33,000   Yell Finance BV 10.750% 08/01/11...       38,940
    65,000   Yell Finance BV due 08/01/11 0%
              till 08/01/06 then 13.500%........       60,125
                                                  -----------
                                                    1,008,502
                                                  -----------
             REAL ESTATE & LEASING (0.1%)
    25,000   CBRE Escrow Inc. 9.750% 05/15/10
              (144A)............................       27,875
                                                  -----------
             RENTAL & LEASING SERVICES (0.7%)
    50,000   United Rentals Inc. 9.000%
              04/01/09..........................       52,750
   125,000   United Rentals Inc. 10.750%
              04/15/08..........................      141,250
                                                  -----------
                                                      194,000
                                                  -----------
             RETAIL (2.7%)
   100,000   Couche Tard Financing Co. 7.500%
              12/15/13 (144A)...................      105,750
    50,000   General Nutrition Center 8.500%
              12/01/10 (144A)...................       51,500
    75,000   Michaels Stores 9.250% 07/01/09....       82,875
    50,000   Mothers Work Inc. 11.250%
              08/01/10..........................       55,250
   200,000   JCPenney Company, Inc. 9.000%
              08/01/12..........................      240,000
    75,000   Rite Aid Corp. 6.875% 08/15/13.....       72,375
   100,000   Rite Aid Corp. 8.125% 05/01/10.....      108,000
    50,000   United Auto Group Inc. 9.625%
              03/15/12..........................       55,625
                                                  -----------
                                                      771,375
                                                  -----------
             TELECOMMUNICATIONS & RELATED (5.5%)
    50,000   Alaska Comm. Systems 9.375%
              05/15/09..........................       50,250
    50,000   Alaska Comm. Systems 9.875%
              08/15/11 (144A)...................       52,750
   100,000   American Cellular Corp. 10.000%
              08/01/11 (144A)...................      111,500
   100,000   Cincinnati Bell Inc. 7.250%
              07/15/13 (144A)...................      106,730
    75,000   Cincinnati Bell Inc. 8.375%
              01/15/14 (144A)...................       81,375
    50,000   Eircom Funding 8.250% 08/15/13.....       55,625
   275,000   Nextel Communications 9.375%
              11/15/09..........................      300,437
    68,000   Nextel Partners Inc. 12.500%
              11/15/09..........................       79,560
   225,000   Qwest Corp. 9.125% 03/15/12
              (144A)............................      258,750
   300,000   Qwest Services Corp 13.500%
              12/15/10 (144A)...................      366,000
    50,000   Rogers Cantel 8.800% 10/01/07......       51,626
    50,000   Triton PCS Inc. 8.500% 06/01/13....       54,000
                                                  -----------
                                                    1,568,603
                                                  -----------

   FACE                                              FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (0.8%)
$   75,000   Allied Holdings Inc. Ser. B 8.625%
              10/01/07..........................  $    72,187
   150,000   Stena Line AB 9.625% 12/01/12......      169,500
                                                  -----------
                                                      241,687
                                                  -----------
             UTILITIES (3.5%)
    83,700   Caithness Coso Fund Corp. Ser. B
              9.050% 12/15/09...................       91,233
    75,000   Calpine Corp. 8.500% 02/15/11......       59,438
    75,000   Calpine Canada Energy 8.500%
              05/01/08..........................       59,812
   175,000   CMS Energy Corp. 8.900% 07/15/08...      191,188
   125,000   Illinois Power Co. 11.500%
              12/15/10..........................      151,875
    75,000   NRG Energy Inc. 8.000% 12/15/13
              (144A)............................       79,219
    50,000   PG & E Corp. 6.875% 07/15/08
              (144A)............................       54,102
   125,000   PSEG Energy Holdings 10.000%
              10/01/09..........................      147,344
    75,000   Reliant Resources Inc. 9.500%
              07/15/13 (144A)...................       80,625
    50,000   Transcontinental Gas Pipe Ser. B
              8.875% 07/15/12...................       60,250
                                                  -----------
                                                      975,086
                                                  -----------
             TOTAL LONG-TERM BOND & NOTES
              (92.3%)...........................  $26,114,932
                                                  -----------

                                                     FAIR
  SHARES                COMMON STOCKS                VALUE
-------------------------------------------------------------
             RETAIL (0.1%)
     1,519   *Simonds Industries Class A........  $    37,094
                                                  -----------
             METALS & MINING (0.1%)
    23,581   ACP Holding Co. (144A).............       11,790
                                                  -----------
             TOTAL COMMON STOCKS (0.2%).........  $    48,884
                                                  -----------

                                                     FAIR
  SHARES              PREFERRED STOCKS               VALUE
-------------------------------------------------------------
             RETAIL (0.3%)
        75   General Nutrition Centers Holding
              Co. 12.00% 12/01/11 (144A)........  $    75,188
                                                  -----------
             PRINTING & PUBLISHING (0.4%)
       650   Primedia Inc. Ser. H...............       59,312
       550   Primedia Inc. Ser. F...............       52,525
                                                  -----------
                                                      111,837
                                                  -----------
             TELECOMMUNICATIONS & RELATED (0.0%)
       814   McLeodUSA Inc. Ser. A..............        6,203
                                                  -----------
             TOTAL PREFERRED STOCKS (0.7%)......  $   193,228
                                                  -----------

                                                     FAIR
  SHARES                  WARRANTS                   VALUE
-------------------------------------------------------------
    21,406   *ACP Holding Co. ..................  $        --
       127   *AMF Bowling Worldwide.............        3,067
       300   *AMF Bowling Worldwide.............          975
       293   *AMF Bowling Worldwide.............           15
      1805   *McLeodUSA Inc. ...................          921
        50   *MDP Acquisition PLC (144A)........            1
       203   *NTL Inc. .........................       14,159

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES                  WARRANTS                   VALUE
-------------------------------------------------------------
        75   *Pliant Corp. .....................  $         1
     1,000   *Russell-Stanley Holdings Inc......           --
       692   *Viatel Holding Ltd. ..............        1,765
        50   *XM Satellite Radio................        1,062
                                                  -----------
             TOTAL WARRANTS (0.1%)..............  $    21,966
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.8%)
$1,366,000   US Bank 0.800% 01/02/04 Repurchase
              price $1,366,060 Collateralized by
              Freddie Mac Mortgage Back Pool
              #E89339
              Fair Value: $1,393,159
              Due: 05/01/17
              Interest: 5.500%..................  $ 1,366,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (4.8%)............................  $ 1,366,000
                                                  -----------
             TOTAL HOLDINGS (98.1%) (COST
              $26,063,255)(a)...................  $27,745,010
             NET OTHER ASSETS (LIABILITIES)
              (1.9%)............................      544,836
                                                  -----------
             NET ASSETS (100.0%)................  $28,289,846
                                                  ===========

---------------

     *  Non-Income producing securities.
   (a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $48,725.
   (b)  Represents an illiquid security.
   (c)  Represents a defaulted security.
   (d)  Represents a restricted security.
   (e)  Date of purchase 08/23/02, cost $39,035.
   (f)  Date of purchase 03/09/99, cost $49,460.
   (g)  Date of purchase 11/03/03, cost $25,199.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $5,753,355 or 20.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $26,063,255)......................  $27,745,010
  Cash......................................          585
  Receivable for fund shares sold...........       18,900
  Dividends & accrued interest receivable...      560,549
  Prepaid expenses..........................           88
                                              -----------
    Total assets............................   28,325,132
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........          907
  Payable for investment management services
    (note 3)................................       17,449
  Accrued custody expense...................          981
  Accrued professional fees.................        8,467
  Accrued accounting fees...................        3,764
  Accrued printing and proxy fees...........        2,693
  Other accrued expenses....................        1,025
                                              -----------
    Total liabilities.......................       35,286
                                              -----------
Net assets..................................  $28,289,846
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 3,606,781
  Paid-in capital in excess of par value....   26,793,324
  Accumulated net realized loss on
    investments.............................   (3,974,488)
  Net unrealized appreciation on
    investments.............................    1,681,755
  Undistributed net investment income.......      182,474
                                              -----------
Net assets..................................  $28,289,846
                                              ===========
Shares outstanding..........................    3,606,781
Net asset value per share...................  $      7.84
                                              ===========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $1,986,907
  Dividends..................................      17,443
  Other Income...............................         739
                                               ----------
    Total investment income..................   2,005,089
                                               ----------
Expenses:
  Management fees (note 3)...................     168,376
  Custodian fees.............................       4,916
  Directors' fees............................       1,805
  Professional fees..........................      12,856
  Accounting fees............................      40,329
  Printing and proxy fees....................       4,697
  Other......................................         358
                                               ----------
    Total expenses...........................     233,337
                                               ----------
    Net investment income....................   1,771,752
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss on investments...........    (203,544)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   3,020,226
                                               ----------
    Net gain on investments..................   2,816,682
                                               ----------
    Net increase in net assets from
      operations.............................  $4,588,434
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2003            2002
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $ 1,771,752     $ 1,546,306
  Realized loss on investments..............................     (203,544)     (1,752,213)
  Change in unrealized appreciation/depreciation on
    investments.............................................    3,020,226         815,483
                                                              -----------     -----------
    Net increase in net assets from operations..............    4,588,434         609,576
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,771,749)     (1,369,160)
  Return of capital.........................................           --        (276,255)
                                                              -----------     -----------
    Total dividends and distributions.......................   (1,771,749)     (1,645,415)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................   12,738,189      10,273,131
  Received from dividends reinvested........................    1,771,749       1,645,415
  Paid for shares redeemed..................................   (6,460,828)     (9,471,469)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................    8,049,110       2,447,077
                                                              -----------     -----------
      Increase in net assets................................   10,865,795       1,411,238
Net Assets:
  Beginning of year.........................................   17,424,051      16,012,813
                                                              -----------     -----------
  End of year (a)...........................................  $28,289,846     $17,424,051
                                                              ===========     ===========
(a) Includes undistributed net investment income of.........  $   182,474     $   728,604
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2003       2002       2001       2000       1999
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 6.88     $ 7.32     $ 8.02     $ 9.22     $ 9.59
Income (loss) from investment operations:
  Net investment income.....................................    0.59(b)    0.63       1.03(a)    0.58       0.57
  Net realized & unrealized gain (loss) on investments......    0.94      (0.36)     (0.70)(a)  (1.20)     (0.38)
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    1.53       0.27       0.33      (0.62)      0.19
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.57)     (0.59)     (1.03)     (0.58)     (0.56)
    Return of capital.......................................    0.00      (0.12)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.57)     (0.71)     (1.03)     (0.58)     (0.56)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 7.84     $ 6.88     $ 7.32     $ 8.02     $ 9.22
                                                              ======     ======     ======     ======     ======
Total return................................................   22.78%      3.98%      4.27%     (7.10)%     1.95%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 28.3     $ 17.4     $ 16.0     $ 14.6     $ 12.6
Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor (note 3):
    Expenses................................................    1.04%      1.09%      1.15%      1.10%      1.13%
    Net investment income...................................    7.88%      9.36%      8.64%(a)   6.67%      6.19%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses................................................    1.04%      1.12%      1.15%      1.10%      1.13%
Portfolio turnover rate.....................................      47%        46%        41%        21%        31%

---------------

(a) Without the adoption of the change in amortization method required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

      Net investment income.......................................  $ 0.91
      Net realized and unrealized gain (loss).....................  $(0.58)
      Net investment income ratio.................................    7.01%

(b) Calculated using the average daily shares method.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small and mid-cap growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    40.10%
Five-year                                    9.19%
Since inception (5/1/98)                     8.93%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Capital Growth Portfolio returned 40.10% versus 48.53% for the current benchmark, the Russell 2000 Growth Index. Since Eagle Asset Management, Inc. became the sub-advisor of the Portfolio on August 22, 2003, all comments regarding performance of the Portfolio or individual securities pertain to that portion of 2003 (the "period") while Eagle was managing the Portfolio (August 22, 3003 through December 31, 2003). The Portfolio was up 4.13% during the period while the benchmark Russell 2000 Growth Index was up 10.40%. The bulk of the underperformance during the period is attributable to the Portfolio having a rather heavy cash position in late August during the transition from the prior sub-advisor to Eagle.

Major stock indices bolted out of the gate the first week of October and hardly looked back in grinding out solid double-digit gains during the "homestretch" fourth quarter - gains that propelled price increases to 25% or more for the full year. Such strong performance provided much-needed relief to investors who endured losses and a steady diet of depressing news during the previous three years.

Following modest third-quarter advances, stocks responded to two economic reports in early October that helped solidify confidence in a recovering economy: (1) the Institute for Supply Management (ISM) survey showed improvement in manufacturing orders, and (2) a better-than-expected employment report showed the first increase in non-farm payrolls since January. Then, in late October, came a surprising blowout advance third quarter real GDP report, up at an annualized rate of 7.2% from the second quarter (later revised to 8.2%: a 20-year high), which confirmed cumulative evidence of strength. This was in sharp contrast to the Federal Reserve's cautious optimism as it reaffirmed its belief that "accommodative policy" could be maintained "for a considerable period."

The improving economic sentiment in the second half of the year led to strong performance from virtually every economic sector. Our relative performance versus the benchmark benefited from good stock selection in the consumer discretionary sector (i.e. Multimedia Games and Lions Gate Entertainment Corp.) and an underweight position in the financial services sector that, though up during the period, was not up as strongly as other sectors. Relative performance during the period was negatively impacted by poor stock selection in the financial services sector (e.g., Factset Research Systems Inc.) and the healthcare sector (e.g., Eclipsys Corporation), and by an underweight position in the high-flying technology sector.

Top-performing stocks for the period included technology holdings Integrated Silicon Solution and Integrated Device Technology Inc. Integrated Silicon Solution's recent revenue and Earnings Per Share estimates came in stronger than anticipated as the demand for its high-performance computer-memory products picked up. Integrated Device Technology's gross margins and earnings per share improved as large-scale corporate spending looks to have increased in the networking industry. Also doing well during the period were consumer discretionary holdings Multimedia Games and Lions Gate Entertainment Corp. as well as financial services holding Cash America Int'l Inc.

One of the disappointments during the period was financial-services holding Factset Research Systems Inc., which develops and supports technology for financial analysis. We believe the stock may have been sold off due to possible regulatory changes regarding "soft-dollar compensation" that some believe may limit the resources available for their products. Meanwhile, equity fund flows continue to improve and the company is successfully introducing some of its new products, which we believe will help Factset in the long run. Eclipsys, a healthcare information technology company and another poor performer during the period, reported recent earnings below prior expectations. The company conceded there are problems with response times for one of its new software packages and that will likely result in higher re-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

search-and-development costs. However, we are satisfied the company will succeed as its systems sales rebound. Another drag on performance during the period was technology holding Enterasys Networks.

As the fourth quarter came to a close, the economy was hitting on just about all cylinders, supported by strong fiscal stimulus via spending initiatives and tax cuts, monetary ease with interest rates near 45-year lows, continued consumer spending gains, improving business investment, strong profit growth, record low inventory-to-sales ratios, and a gradually improving employment picture. Consensus expectations have real Gross Domestic Product growing at a 4.5% rate in the first quarter of 2004, tapering off to about 3.9% in the fourth quarter with business investment as the driving force. Economic data will need to be monitored closely, but it is fair to say that markets have already discounted an upbeat outlook.

Small-cap stocks typically lead the way coming out of a recession, a trend that has historically often lasted up to six years or more. If this pattern holds true again, we are only about two-thirds of the way through such a cycle. We remain positive on the market coming into the new year, with 2004 first-half earnings comparisons relatively easy. Over the longer term, a continued economic recovery and increased government spending likely will put pressure on interest rates that, in turn, could mute the market's recovery.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                           CAPITAL GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)            RUSSELL 2000 GROWTH INDEX
                                                           -----------------------------------      -------------------------
05/01/98                                                                10000.00                            10000.00
                                                                         9706.00                             9547.00
12/98                                                                   10339.80                             9165.12
                                                                        18424.50                            10340.10
12/99                                                                   31281.10                            13115.40
                                                                        34359.20                            13276.70
12/00                                                                   23144.30                            10173.90
                                                                        21707.10                            10189.20
12/01                                                                   19762.10                             9244.65
                                                                        14110.20                             7640.70
12/02                                                                   11451.80                             6446.46
                                                                        13664.30                             7692.56
12/03                                                                   16243.00                             9574.93

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Integrated Device Technology
     Inc.                                   3.7
 2.  Eclipsys Corporation                   3.5
 3.  Integrated Silicon Solution            3.4
 4.  Cash America Int'l Inc.                3.2
 5.  Patterson-UTI Energy Inc.              3.1
 6.  Lions Gate Entertainment Corp.         3.1
 7.  Gentex Corp.                           3.0
 8.  EMS Technologies Inc.                  3.0
 9.  Universal Electronics Inc.             2.9
10.  Edwards Lifesciences Corp.             2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Electronics/Semiconductors            16.9
 2.  Computer Software                     12.4
 3.  Medical & Related                     10.9
 4.  Drugs/Biotechnology                    7.4
 5.  Telecommunications & Related           4.9

---------------

* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (1.6%)
    19,000   *Monster Worldwide Inc. ...........  $   417,240
                                                  -----------
             AGRICULTURE & RELATED (2.1%)
    21,500   Delta & Pine Land Company..........      546,100
                                                  -----------
             BANKING (4.7%)
    15,408   Bank Mutual Corporation............      175,497
    13,600   Bankatlantic Bancorp Inc. .........      258,400
     7,350   Southwest Bancorp of Texas.........      285,548
    27,100   Trustco Bank Corp. NY..............      356,365
     8,300   Waypoint Financial.................      180,027
                                                  -----------
                                                    1,255,837
                                                  -----------
             BUSINESS SERVICES (1.1%)
     6,450   Global Payments Inc. ..............      303,924
                                                  -----------
             COMPUTER & RELATED (3.4%)
    15,700   Factset Research Systems Inc. .....      599,897
     7,900   *Tech Data Corp. ..................      313,551
                                                  -----------
                                                      913,448
                                                  -----------
             COMPUTER SOFTWARE (12.4%)
     9,300   *Avid Tech Inc. ...................      446,400
     6,650   *Barra Inc. .......................      236,009
    79,131   *Datastream Systems................      621,178
    79,100   *Eclipsys Corporation..............      920,724
    12,100   Gtech Holdings Corp. ..............      598,828
    25,525   Netsmart Technologies Inc. ........      391,809
     5,200   *Open Solutions Inc. ..............       91,364
                                                  -----------
                                                    3,306,312
                                                  -----------
             CONSUMER PRODUCTS (1.9%)
    15,750   *SCP Pool Corp. ...................      514,710
                                                  -----------
             DIVERSIFIED MANUFACTURING (3.8%)
    15,750   *Actuant Corp. Cl A................      570,150
    54,975   *General Cable Corp. ..............      448,046
                                                  -----------
                                                    1,018,196
                                                  -----------
             DRUGS/BIOTECHNOLOGY (7.4%)
    22,900   *Edwards Lifesciences Corp. .......      688,832
    14,200   *Idexx Laboratories Inc. ..........      657,176
     8,700   Medicis Pharmaceutical Cl A........      620,310
                                                  -----------
                                                    1,966,318
                                                  -----------
             EDUCATION (3.8%)
     8,350   *University of Phoenix Online......      575,566
    14,900   *Sylvan Learning Systems Inc. .....      428,971
                                                  -----------
                                                    1,004,537
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (15.4%)
    27,000   *Coherent Inc. ....................      642,600
    18,225   Gentex Corp. ......................      804,815
    57,000   *Integrated Device Technology
              Inc. .............................      978,690
    57,725   *Integrated Silicon Solution.......      904,551
    59,900   *Universal Electronics Inc. .......      763,125
                                                  -----------
                                                    4,093,781
                                                  -----------

                                                     FAIR
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (3.2%)
    40,500   Cash America Int'l Inc. ...........  $   857,790
                                                  -----------
             HOTELS & CASINOS (2.1%)
    22,400   *Alliance Gaming Corp. ............      552,160
                                                  -----------
             INSURANCE (2.5%)
    19,900   Direct General Corp. ..............      658,690
                                                  -----------
             MEDICAL & RELATED (10.9%)
    28,400   *American Medical Systems..........      619,120
    14,550   Cooper Cos Inc. ...................      685,742
    25,600   *Horizon Health Corp. .............      554,240
    11,250   *Respironics.......................      507,263
    12,300   *Steris Corp. .....................      277,980
     7,300   *Zoll Medical Corp. ...............      259,004
                                                  -----------
                                                    2,903,349
                                                  -----------
             METALS & MINING (1.2%)
    32,600   *Imco Recycling....................      322,414
                                                  -----------
             OIL, ENERGY & NATURAL GAS (3.1%)
    25,000   *Patterson-UTI Energy Inc. ........      823,000
                                                  -----------
             RESTAURANTS (0.3%)
     2,275   *Red Robin Gourmet Burgers.........       69,251
                                                  -----------
             RETAIL (4.1%)
    36,800   *Genesco Inc. .....................      553,758
    16,400   *Sharper Image Corp. ..............      535,460
                                                  -----------
                                                    1,089,218
                                                  -----------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (1.9%)
    32,100   *Artesyn Technologies Inc. ........      273,492
    13,700   *Oyo Geospace Corp. ...............      217,570
                                                  -----------
                                                      491,062
                                                  -----------
             TELECOMMUNICATIONS & RELATED (4.9%)
    38,800   *EMS Technologies Inc. ............      796,952
   136,400   *Enterasys Networks Inc. ..........      511,500
                                                  -----------
                                                    1,308,452
                                                  -----------
             TOTAL U.S. COMMON STOCKS (91.8%)...  $24,415,789
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (3.1%)
             ENTERTAINMENT & LEISURE (3.1%)
   181,625   *Lions Gate Entertainment Corp. ...  $   813,680
                                                  -----------
             TAIWAN (1.5%)
             ELECTRONIC SEMICONDUCTORS (1.5%)
    26,975   *ASE Test Limited..................      403,816
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (4.6%)............................  $ 1,217,496
                                                  -----------
             TOTAL COMMON STOCKS (96.4%)........  $25,633,285
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (5.1%)
$1,366,000   US Bank 0.800% 01/02/04
              Repurchase price $1,366,094
              Collateralized by Freddie Mac
              Mortgage Back Pool #E89339
              Fair Value: $1,393,159
              Due: 05/01/17
              Interest: 5.500%..................  $ 1,366,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (5.1%)............................  $ 1,366,000
                                                  -----------
             TOTAL HOLDINGS (101.5%) (COST
              $25,365,413)(a)...................  $26,999,285
             NET OTHER ASSETS
              (LIABILITIES) (-1.5%).............     (387,878)
                                                  -----------
             NET ASSETS (100.0%)................  $26,611,407
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $47,099.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $25,365,413)......................  $ 26,999,285
  Cash......................................           420
  Receivable for fund shares sold...........        24,447
  Dividends & accrued interest receivable...        11,585
  Prepaid Expenses..........................           368
                                              ------------
    Total assets............................    27,036,105
                                              ------------
Liabilities:
  Payable for securities purchased..........       385,299
  Payable for fund shares redeemed..........         1,683
  Payable for investment management services
    (note 3)................................        19,920
  Accrued custody expense...................         1,058
  Accrued professional fees.................         7,857
  Accrued accounting fees...................         4,962
  Accrued printing and proxy fees...........         2,695
  Other accrued expenses....................         1,224
                                              ------------
    Total liabilities.......................       424,698
                                              ------------
Net assets..................................  $ 26,611,407
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,852,670
  Paid-in capital in excess of par value....    46,093,488
  Accumulated net realized loss on
    investments.............................   (22,968,623)
  Net unrealized appreciation on
    investments.............................     1,633,872
                                              ------------
Net assets..................................  $ 26,611,407
                                              ============
Shares outstanding..........................     1,852,670
Net asset value per share...................  $      14.36
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2003

Investment income:
  Interest...................................  $   16,985
  Dividends (net of withholding tax of
    $17).....................................      31,306
  Other Income...............................       1,727
                                               ----------
    Total investment income..................      50,018
                                               ----------
Expenses:
  Management fees (note 3)...................     202,239
  Custodian fees.............................       4,903
  Directors' fees............................       1,597
  Professional fees..........................      13,005
  Accounting fees............................      22,566
  Printing and proxy fees....................       4,855
  Other......................................         519
                                               ----------
    Total expenses...........................     249,684
                                               ----------
    Net investment loss......................    (199,666)
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain on investments...........   6,284,570
  Change in unrealized
    appreciation/depreciation on
    investments..............................   1,488,079
                                               ----------
    Net gain on investments..................   7,772,649
                                               ----------
    Net increase in net assets from
      operations.............................  $7,572,983
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2003             2002
                                                              -----------     ------------
From operations:
  Net investment loss.......................................  $  (199,666)    $   (274,473)
  Realized gain (loss) on investments.......................    6,284,570       (9,490,501)
  Change in unrealized appreciation/depreciation on
    investments.............................................    1,488,079       (6,250,660)
                                                              -----------     ------------
      Net increase (decrease) in net assets from
       operations...........................................    7,572,983      (16,015,634)
                                                              -----------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    3,596,750       39,600,856
  Paid for shares redeemed..................................   (4,270,540)     (41,443,845)
                                                              -----------     ------------
    Decrease in net assets derived from capital share
     transactions...........................................     (673,790)      (1,842,989)
                                                              -----------     ------------
      Increase (decrease) in net assets.....................    6,899,193      (17,858,623)
Net Assets:
  Beginning of year.........................................   19,712,214       37,570,837
                                                              -----------     ------------
  End of year...............................................  $26,611,407     $ 19,712,214
                                                              ===========     ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2003       2002        2001        2000        1999
                                                              ------     -------     -------     -------     -------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $10.25     $ 17.69     $ 20.68     $ 28.01     $ 10.47
Income (loss) from investment operations:
  Net investment loss.......................................   (0.11)      (0.14)      (0.13)      (0.16)      (0.12)
  Net realized & unrealized gain (loss)
    on investments..........................................    4.22       (7.30)      (2.86)      (7.15)      21.25
                                                              ------     -------     -------     -------     -------
  Total income (loss) from investment operations............    4.11       (7.44)      (2.99)      (7.31)      21.13
                                                              ------     -------     -------     -------     -------
  Less distributions:
    Dividends from net investment income....................    0.00        0.00        0.00       (0.02)      (3.59)
                                                              ------     -------     -------     -------     -------
Net asset value, end of year................................  $14.36     $ 10.25     $ 17.69     $ 20.68     $ 28.01
                                                              ======     =======     =======     =======     =======
Total return................................................   40.10%     (42.06)%    (14.46)%    (26.01)%    202.38%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 26.6     $  19.7     $  37.6     $  39.5     $  20.3
Ratios to average net assets:
  Expenses..................................................    1.11%       1.11%       1.06%       1.03%       1.09%
  Net investment loss.......................................   (0.89)%     (1.02)%     (0.76)%     (0.60)%     (0.61)%
Portfolio turnover rate.....................................     236%        160%        142%        152%        185%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    47.86%
Since inception (5/1/00)                   -23.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio. The Portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the Portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Nasdaq-100 Index Portfolio returned 47.86% versus 49.49% for the current benchmark, the Nasdaq 100 Index. The correlation to the Index for the year was 99.54%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the Index. The Portfolio also invests in Nasdaq-100 shares (QQQ). Nasdaq-100 shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq-100 Index.

At December 31, 2003, 6.1% of the Portfolio was invested in Nasdaq 100 shares. The top five stock holdings at December 31, 2003 were Microsoft Corp., Intel Corp., Cisco Systems Inc., Qualcomm Inc., and Nextel Communications Inc. CL A. The best performers of the year were Research in Motion +409.4%, ATI Technologies Inc. +198.6%, Sandisk Corp. +175.1%, LAM Research Corp. +172.7%, and Sanmina Corp. +154.2%.

The Nasdaq 100 Index outperformed the S&P 500 Index by 20.81% for the year. The Nasdaq-100 Index Portfolio holds the 100 largest and most active non-financial issues listed in the Nasdaq 100 Index. Throughout most of the year 60% of the Portfolio was made up of informational technology stocks. This sector returned 54% for the Portfolio.

Equity indices should continue to do well going into 2004. The fiscal and financial stimulus seen in 2003 has laid the foundation for continued growth in the economy for 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                NASDAQ-100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)           NASDAQ 100 INDEX
                                                            ----------------------------------           ----------------
05/01/00                                                                 10000.00                           10000.00
                                                                          9852.00                            9828.00
12/00                                                                     6089.52                            6115.96
                                                                          4732.78                            4781.46
12/01                                                                     4100.48                            4114.45
                                                                          2719.85                            2744.34
12/02                                                                     2569.98                            2570.62
                                                                          3119.96                            3141.55
12/03                                                                     3799.80                            3842.75

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

 TOP 10 EQUITY PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Microsoft Corp.                         8.1
 2.  NASDAQ 100 Shares                       6.1
 3.  Intel Corp.                             5.9
 4.  Cisco Systems Inc.                      4.8
 5.  Qualcomm Inc.                           4.1
 6.  Nextel Communications Inc. CL A         3.1
 7.  Amgen Inc.                              3.0
 8.  Dell Computer Corp.                     2.5
 9.  Comcast Corp. CL A                      2.5
10.  eBay Inc.                               2.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                     % of Net Assets
 1.  Electronics/Semiconductors            19.2
 2.  Computer Software                     15.5
 3.  Telecommunications & Related          14.7
 4.  Drugs/Biotechnology                    9.7
 5.  Retail                                 8.2

---------------

* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          ADVERTISING (0.3%)
  1,100   *Lamar Advertising Co. ...............  $    41,052
                                                  -----------
          APPLICATION SOFTWARE (3.5%)
  3,040   Adobe Systems Inc. ...................      119,472
  4,975   *BEA Systems Inc. ....................       61,193
  2,600   *Citrix Systems Inc. .................       55,146
  3,150   *Compuware Corp. .....................       19,026
  1,275   *Mercury Interactive Corp. ...........       62,016
  7,025   *PeopleSoft Inc. .....................      160,170
  7,700   *Siebel Systems Inc. .................      106,799
                                                  -----------
                                                      583,822
                                                  -----------
          AUTOMOTIVE & RELATED (0.9%)
  1,725   Paccar Inc. ..........................      146,832
                                                  -----------
          BROADCASTING & CABLE TV (5.5%)
 12,615   *Comcast Corp. CL A...................      414,655
  3,360   *EchoStar Communications CL A.........      114,240
  9,805   *InterActiveCorp......................      332,684
  2,675   *PanAmSat Corp. ......................       57,673
                                                  -----------
                                                      919,252
                                                  -----------
          BUSINESS SERVICES (2.6%)
  2,725   Cintas Group..........................      136,604
  3,212   *Fiserv Inc. .........................      126,906
  4,745   Paychex Inc. .........................      176,514
                                                  -----------
                                                      440,024
                                                  -----------
          CHEMICALS (0.3%)
    875   Sigma-Aldrich Corp. ..................       50,033
                                                  -----------
          COMPUTER & RELATED (6.3%)
  6,785   *Apple Computer Inc. .................      144,995
 12,525   *Dell Computer Corp. .................      425,349
  4,785   *Network Appliance Inc. ..............       98,236
    975   *Sandisk Corp. .......................       59,611
 18,845   *Sun Microsystems Inc. ...............       84,614
  3,030   *VeriSign Inc. .......................       49,389
  4,205   *Yahoo! Inc. .........................      189,940
                                                  -----------
                                                    1,052,134
                                                  -----------
          COMPUTER SOFTWARE (15.2%)
  3,980   *Electronic Arts Inc. ................      190,164
  3,315   *Intuit Inc. .........................      175,397
 49,375   Microsoft Corp. ......................    1,359,788
 28,910   *Oracle Corp. ........................      381,612
  4,270   *Symantec Corp. ......................      147,955
  1,905   *Synopsys Inc. .......................       64,313
  5,785   *Veritas Software Corp. ..............      214,971
                                                  -----------
                                                    2,534,200
                                                  -----------
          DRUGS/BIOTECHNOLOGY (8.8%)
  7,972   *Amgen Inc. ..........................      492,669
  5,025   *Biogen Inc. .........................      184,820
    675   *Cephalon Inc. .......................       32,677
  3,475   *Chiron Corp. ........................      198,040
  3,725   *Genzyme Corp. .......................      183,791
  2,650   *Gilead Sciences Inc. ................      154,071

                                                     FAIR
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          DRUGS/BIOTECHNOLOGY (CONTINUED)
    640   *Invitrogen Corp. ....................  $    44,800
  3,520   *Medimmune Inc. ......................       89,408
  4,390   *Millennium Pharmaceuticals Inc. .....       81,961
                                                  -----------
                                                    1,462,237
                                                  -----------
          EDUCATION (1.3%)
  2,375   *Apollo Group Inc. ...................      161,500
  1,350   *Career Education.....................       54,094
                                                  -----------
                                                      215,594
                                                  -----------
          ELECTRONICS/SEMICONDUCTORS (18.5%)
  7,075   *Altera Corp. ........................      160,602
  2,650   American Power Conversion Co. ........       64,793
 11,400   *Applied Materials Inc. ..............      255,930
  2,850   *Broadcom Corp. ......................       97,157
  1,050   Gentex Corp. .........................       46,368
 30,345   Intel Corp. ..........................      977,109
  1,850   Intersil Corporation CL A.............       45,972
  3,125   *KLA-Tencor Corp. ....................      183,344
  5,555   Linear Technology Corp. ..............      233,699
  1,600   *Marvell Technology Group.............       60,688
  6,115   Maxim Integrated Products Inc. .......      304,527
  2,300   Microchip Technology Inc. ............       76,728
  1,305   Molex Inc. ...........................       45,531
  2,050   *Novellus Systems Inc. ...............       86,203
  2,325   *Nvidia Corp. ........................       54,056
  1,270   *QLogic Corp. ........................       65,532
  7,320   *Sanmina Corp. .......................       92,305
  6,030   *Xilinx Inc. .........................      233,602
                                                  -----------
                                                    3,084,146
                                                  -----------
          ENTERTAINMENT & LEISURE (0.3%)
    745   *Pixar Inc. ..........................       51,621
                                                  -----------
          FORESTRY & PAPER PRODUCTS (0.1%)
  3,225   *Smurfit-Stone Container Corp. .......       59,888
                                                  -----------
          INSURANCE (0.4%)
  1,300   *First Health Group Corp. ............       25,298
                                                  -----------
          MEDICAL & RELATED (2.4%)
  4,575   Biomet Inc. ..........................      166,576
  1,000   Dentsply International Inc. ..........       45,170
    925   *Express Scripts Inc. ................       61,448
    535   *Henry Schein Inc. ...................       36,155
  1,250   *Lincare Holdings Inc. ...............       37,538
    865   *Patterson Dental Co. ................       55,498
                                                  -----------
                                                      402,385
                                                  -----------
          OIL, ENERGY & NATURAL GAS (0.2%)
  1,100   *Patterson-UTI Energy Inc.............       36,212
                                                  -----------
          RESTAURANTS (1.4%)
  7,250   *Starbucks Corp. .....................      239,685
                                                  -----------
          RETAIL (8.2%)
  3,525   *Amazon.com Inc. .....................      185,556
  5,275   *Bed Bath & Beyond Inc. ..............      228,671
  1,155   CDW Computer Centers..................       66,713

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          RETAIL (CONTINUED)
  3,210   *Costco Wholesale Corp. ..............  $   119,348
  1,475   *Dollar Tree Stores Inc. .............       44,339
  6,380   *eBay Inc. ...........................      412,084
    975   Fastenal Co. .........................       48,691
  1,875   PETsMart Inc. ........................       44,625
  1,980   Ross Stores Inc. .....................       52,331
  4,425   *Staples Inc. ........................      120,803
    775   Whole Foods Market Inc. ..............       52,026
                                                  -----------
                                                    1,375,187
                                                  -----------
          TELECOMMUNICATIONS & RELATED (14.3%)
 32,725   *Cisco Systems Inc. ..................      794,890
  2,655   *Comverse Technology Inc. ............       46,701
 21,560   *JDS Uniphase Corp. ..................       78,694
  3,400   *Juniper Networks Inc. ...............       63,512
  1,800   *LAM Research Corp. ..................       58,140
  8,875   *Level 3 Communications Inc. .........       50,588
 18,180   *Nextel Communications Inc. CL A......      510,131
 12,810   Qualcomm Inc. ........................      690,843
  1,050   *Research In Motion...................       70,172
  3,150   *Tellabs Inc. ........................       26,555
                                                  -----------
                                                    2,390,226
                                                  -----------
          TRANSPORTATION (0.6%)
  1,100   C.H Robinson Worldwide Inc. ..........       41,701
  1,375   Expeditors Intl. of Washington
           Inc. ................................       51,783
                                                  -----------
                                                       93,484
                                                  -----------
          TOTAL U.S. COMMON STOCKS (91.1%)......  $15,203,312
                                                  -----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          CANADA (0.3%)
          COMPUTER & RELATED (0.3%)
  3,175   *ATI Technologies Inc. ...............  $    48,006
                                                  -----------
          CAYMAN ISLANDS (0.4%)
          TELECOMMUNICATIONS & RELATED (0.4%)
  1,325   Garmin LTD............................       72,186
                                                  -----------
          IRELAND (0.2%)
          TRANSPORTATION (0.2%)
    800   *Ryanair Holdings PLC ADR.............       40,512
                                                  -----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          ISRAEL (1.2%)
          COMPUTER SOFTWARE (0.3%)
  3,220   *Check Point Software Technologies
           Ltd. ................................  $    54,160
                                                  -----------
          DRUGS/BIOTECHNOLOGY (0.9%)
  2,555   Teva Pharmaceutical Inds. Inc. ADR....      144,894
                                                  -----------
          TOTAL ISRAEL..........................      199,054
                                                  -----------
          SINGAPORE (0.7%)
          ELECTRONICS/SEMICONDUCTORS (0.7%)
  7,600   *Flextronics Intl. Ltd. ..............  $   112,784
                                                  -----------
          TOTAL FOREIGN COMMON STOCKS (2.8%)....  $   472,542
                                                  -----------
          TOTAL COMMON STOCKS (93.9%)...........  $15,675,854
                                                  -----------

                                                     FAIR
SHARES            UNIT INVESTMENT TRUST             VALUE
------------------------------------------------------------
 28,065   NASDAQ 100 Shares.....................  $1,023,250
                                                  ----------
          TOTAL UNIT INVESTMENT TRUST (6.1%)....  $1,023,250
                                                  ----------

 FACE                                                FAIR
AMOUNT            REPURCHASE AGREEMENTS              VALUE
-------------------------------------------------------------
          FINANCIAL SERVICES (0.5%)
$85,000   US Bank 0.800% 01/02/04
           Repurchase price $85,004
           Collateralized by Freddie Mac
           Mortgage Back Pool #E89339
           Fair Value: $86,690
           Due: 05/01/17
           Interest: 5.500%.....................  $    85,000
                                                  -----------
          TOTAL REPURCHASE AGREEMENTS (0.5%)....  $    85,000
                                                  -----------
          TOTAL HOLDINGS (100.5%) (COST
           $18,726,383) (a).....................  $16,784,104
          NET OTHER ASSETS (LIABILITIES)
           (-0.5%)..............................      (87,576)
                                                  -----------
          NET ASSETS (100.0%)...................  $16,696,528
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,164,238.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $18,726,383)......................  $16,784,104
  Cash......................................          832
  Receivable for securities sold............       21,725
  Receivable for fund shares sold...........          907
  Dividends & accrued interest receivable...        2,150
  Prepaid expenses..........................          197
                                              -----------
    Total assets............................   16,809,915
                                              -----------
Liabilities:
  Payable for securities purchased..........       80,232
  Payable for fund shares redeemed..........       13,068
  Payable for investment management services
    (note 3)................................        5,452
  Accrued custody expense...................        1,087
  Accrued professional fees.................        8,262
  Accrued accounting fees...................        2,632
  Accrued printing and proxy fees...........        1,353
  Other accrued expenses....................        1,301
                                              -----------
    Total liabilities.......................      113,387
                                              -----------
Net assets..................................  $16,696,528
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,394,996
  Paid-in capital in excess of par value....   18,212,918
  Accumulated net realized loss on
    investments.............................   (3,969,107)
  Net unrealized depreciation on
    investments.............................   (1,942,279)
                                              -----------
Net assets..................................  $16,696,528
                                              ===========
Shares outstanding..........................    4,394,996
Net asset value per share...................  $      3.80
                                              ===========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $    1,064
  Dividends (net withholding tax $108).......      25,128
                                               ----------
    Total investment income..................      26,192
                                               ----------
Expenses:
  Management fees (note 3)...................      83,976
  Custodian fees.............................       4,902
  Directors' fees............................       1,023
  Professional fees..........................      11,854
  Accounting fees............................      13,089
  Printing and proxy fees....................       2,100
  Other......................................         227
                                               ----------
    Total expenses...........................     117,171
      Less expenses voluntarily reduced
         or reimbursed by advisor (note 3)...     (41,777)
                                               ----------
    Net expenses.............................      75,394
                                               ----------
    Net investment loss......................     (49,202)
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss on investments...........    (367,274)
  Change in unrealized
    appreciation/depreciation
    on investments...........................   4,659,202
                                               ----------
    Net gain on investments..................   4,291,928
                                               ----------
    Net increase in net assets
      from operations........................  $4,242,726
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2003             2002
                                                              -----------     ------------
From operations:
  Net investment loss.......................................  $   (49,202)    $    (44,024)
  Realized loss on investments..............................     (367,274)      (1,664,191)
  Change in unrealized appreciation/depreciation on
    investments.............................................    4,659,202       (2,346,927)
                                                              -----------     ------------
    Net increase (decrease) in net assets from operations...    4,242,726       (4,055,142)
                                                              -----------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    9,994,375       13,416,277
  Paid for shares redeemed..................................   (5,216,307)     (11,574,647)
                                                              -----------     ------------
    Increase in net assets derived from capital share
     transactions...........................................    4,778,068        1,841,630
                                                              -----------     ------------
      Increase (decrease) in net assets.....................    9,020,794       (2,213,512)
Net Assets:
  Beginning of year.........................................    7,675,734        9,889,246
                                                              -----------     ------------
  End of year...............................................  $16,696,528     $  7,675,734
                                                              ===========     ============

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------       MAY 1, 2000 TO
                                                               2003       2002        2001       DECEMBER 31, 2000*
                                                              ------     -------     -------     ------------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................  $ 2.57     $  4.10     $  6.09          $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.01)      (0.01)      (0.02)           (0.05)
  Net realized & unrealized gain (loss) on investments......    1.24       (1.52)      (1.97)           (3.86)
                                                              ------     -------     -------          -------
    Total gain (loss) from investment operations............    1.23       (1.53)      (1.99)           (3.91)
                                                              ------     -------     -------          -------
Net asset value, end of period..............................  $ 3.80     $  2.57     $  4.10          $  6.09
                                                              ======     =======     =======          =======
Total return................................................   47.86%     (37.32)%    (32.68)%         (39.10)%(b)
Ratios and supplemental data:
Net assets at end of period (millions)......................  $ 16.7     $   7.7     $   9.9          $   6.6
Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor (note 3):
    Expenses................................................    0.67%       0.68%       0.74%            1.12%(a)
    Net investment loss.....................................   (0.44)%     (0.56)%     (0.60)%          (0.86)%(a)
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses................................................    1.05%       1.08%       1.05%            1.12%(a)
Portfolio turnover rate.....................................      64%        103%         58%              36%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents period from commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN:

One-year                                     32.44%
Since inception (5/1/02)                      2.76%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Bristol Portfolio returned 32.44% versus 28.68% for the current benchmark, the S&P 500 Index.

In the fourth quarter, and the year as a whole, the Portfolio was overweighted in Technology and Industrial issues, as we expected an economic recovery beginning in early 2003. Low inflation and interest rates, coupled with recovering earnings in economically sensitive issues set the stage for outperformance in technology stocks, particularly the semiconductor industry. Many of the familiar industrial names like Deere & Co., Caterpillar Inc. and United Technologies Corp., also turned in strong performances.

Our best performing industrial stocks were Alcoa Inc., SPX Corp., Praxair Inc. United Technologies Corp., Deere & Co. and Caterpillar Inc. Many technology names also performed well in 2003, lead by Siebel Systems Inc., International Rectifier Corp., and Cisco Systems Inc. Our financials and retail stocks generally lagged, except Fleet Boston Financial
Corp., a large regional bank, which will be acquired by BankAmerica.

Underperforming stocks for the period include retail giant Wal-Mart Stores Inc., drug distributor McKesson Corp., Washington Mutual Inc., Chubb Corp., Citigroup Inc., Fannie Mae and JP Morgan Chase & Co. Conventional wisdom would suggest reducing financials before possible increases in interest rates, but our holdings are attractively valued with low multiples and positive earnings estimate revisions.

We are optimistic about the U.S. equity market for 2004, especially the first and second quarters of the year. The third and fourth quarters may be more challenging for the market as many companies, particularly technology stocks, will face difficult quarterly comparisons in the second half of the year. Still, we see inflation muted and a steady interest rate environment, which should aid in the continuing economic recovery. Barring some unforeseen disaster such as another terrorist event, we expect the market to continue its advance, ending the year up 8 to 10% in the large caps, and higher for the small caps.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                BRISTOL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2002)                 S&P 500 INDEX
                                                                ----------------------------              -------------
05/01/02                                                                 10000.00                           10000.00
                                                                          8951.00                            9138.00
12/02                                                                     7901.05                            8197.70
                                                                          8811.25                            9161.75
12/03                                                                    10464.20                           10548.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  General Electric Co.                   3.5
 2.  Pfizer Inc.                            3.0
 3.  Wal-Mart Stores Inc.                   2.7
 4.  Citigroup Inc.                         2.6
 5.  American International Group           2.6
 6.  Microsoft Corp.                        2.5
 7.  Cisco Systems Inc.                     2.4
 8.  General Dynamics Corp.                 2.2
 9.  Air Products & Chemicals
     Inc.                                   2.2
10.  Fleet Boston Financial Corp.           2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Insurance                             12.4
 2.  Banking                               11.7
 3.  Computer & Related                     8.7
 4.  Electronics/Semiconductors             8.1
 5.  Retail                                 8.0

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           AEROSPACE & DEFENSE (4.2%)
   1,700   General Dynamics Corp. ...............  $  153,663
   1,500   United Technologies Corp. ............     142,155
                                                   ----------
                                                      295,818
                                                   ----------
           BANKING (11.7%)
     900   Bank of America Corp. ................      72,387
   3,700   Citigroup Inc. .......................     179,598
   3,500   Fleet Boston Financial Corp. .........     152,775
   3,700   JP Morgan Chase & Co. ................     135,901
   5,400   MBNA Corporation......................     134,190
   3,500   Washington Mutual Inc. ...............     140,420
                                                   ----------
                                                      815,271
                                                   ----------
           CHEMICALS (3.9%)
   2,900   Air Products & Chemicals Inc. ........     153,207
   3,200   Praxair Inc. .........................     122,240
                                                   ----------
                                                      275,447
                                                   ----------
           COMPUTER & RELATED (8.7%)
   6,200   Hewlett Packard Co. ..................     142,414
   1,600   Int'l Business Machines Corp. ........     148,288
   6,300   Microsoft Corp. ......................     173,502
  10,200   *Siebel Systems Inc. .................     141,474
                                                   ----------
                                                      605,678
                                                   ----------
           CONSUMER PRODUCTS (5.0%)
   2,800   Clorox................................     135,968
   1,500   Colgate Palmolive Co. ................      75,075
   4,400   McKesson Corp. .......................     141,504
                                                   ----------
                                                      352,547
                                                   ----------
           CONTAINERS & PACKAGING (1.6%)
   4,600   *Pactiv Corporation...................     109,940
                                                   ----------
           DIVERSIFIED MANUFACTURING (5.6%)
   7,800   General Electric Co. .................     241,644
   5,700   Tyco International Ltd................     151,050
                                                   ----------
                                                      392,694
                                                   ----------
           DRUGS/BIOTECHNOLOGY (6.5%)
   3,100   Abbott Labs...........................     144,460
   3,900   *Caremark Rx Inc. ....................      98,787
   6,000   Pfizer Inc. ..........................     211,980
                                                   ----------
                                                      455,227
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (8.1%)
   5,200   *Agilent Technologies Inc. ...........     152,048
   4,400   Intel Corp. ..........................     141,680
   2,700   *International Rectifier Corp. .......     133,407
   4,800   Texas Instruments.....................     141,024
                                                   ----------
                                                      568,159
                                                   ----------

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (7.5%)
   3,000   American Express Co. .................  $  144,690
   1,900   Fannie Mae............................     142,614
   2,800   Franklin Resources Inc. ..............     145,768
     900   Goldman Sachs Group Inc. .............      88,857
                                                   ----------
                                                      521,929
                                                   ----------
           INDUSTRIAL SERVICES (2.1%)
   2,500   *SPX Corp. ...........................     147,025
                                                   ----------
           INSURANCE (12.4%)
   2,700   American International Group..........     178,956
   2,100   Chubb Corp. ..........................     143,010
   2,400   Hartford Financial Services...........     141,672
   3,500   Lincoln National Corp. ...............     141,295
   2,700   Radian Group Inc. ....................     131,625
   3,600   The PMI Group Inc. ...................     134,028
                                                   ----------
                                                      870,586
                                                   ----------
           MACHINERY (1.7%)
     400   Caterpillar Inc. .....................      33,208
   1,300   Deere & Co. ..........................      84,565
                                                   ----------
                                                      117,773
                                                   ----------
           MEDIA & PUBLISHING (1.0%)
   3,900   *Time Warner Inc. ....................      70,161
                                                   ----------
           MEDICAL & RELATED (0.6%)
     900   Medtronics Inc. ......................      43,749
                                                   ----------
           METALS & MINING (2.5%)
   3,300   Alcoa Inc. ...........................     125,400
     600   *Phelps Dodge.........................      45,654
                                                   ----------
                                                      171,054
                                                   ----------
           RETAIL (8.0%)
   5,500   J. C. Penney Co. .....................     144,540
   2,900   *Kohls Inc. ..........................     130,326
   1,200   Magna International...................      96,060
   3,600   Wal-Mart Stores Inc. .................     190,980
                                                   ----------
                                                      561,906
                                                   ----------
           TELECOMMUNICATIONS & RELATED (5.3%)
   6,900   *Cisco Systems Inc. ..................     167,601
   8,100   Motorola Inc. ........................     113,967
   1,600   Qualcom Inc. .........................      86,288
                                                   ----------
                                                      367,856
                                                   ----------
           TRANSPORTATION (1.9%)
   2,000   Fedex Corp. ..........................     135,000
                                                   ----------
           TOTAL U.S. COMMON STOCKS (98.3%)......  $6,877,820
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

  FACE                                                FAIR
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.2%)
$154,000   US Bank 0.800% 01/02/04
            Repurchase price $154,007
            Collateralized by Freddie Mac
            Mortgage Back Pool #E89339
            Fair Value: $157,062
            Due: 05/01/17
            Interest: 5.500%.....................  $  154,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (2.2%)....  $  154,000
                                                   ----------
           TOTAL HOLDINGS (100.5%) (COST
            $6,136,494) (a)......................  $7,031,820
           NET OTHER ASSETS (LIABILITIES)
            (-0.5%)..............................     (31,869)
                                                   ----------
           NET ASSETS (100.0%)...................  $6,999,951
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $31,908.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $6,136,494)........................  $7,031,820
  Cash.......................................         774
  Receivable for securities sold.............     145,381
  Receivable for fund shares sold............          28
  Dividends and accrued interest
    receivable...............................       9,355
  Prepaid expenses...........................          92
                                               ----------
    Total assets.............................   7,187,450
                                               ----------
Liabilities:
  Payable for securities purchased...........     174,036
  Payable for fund shares redeemed...........          24
  Accrued custody expense....................       1,438
  Accrued professional fees..................       8,844
  Accrued accounting fees....................       2,232
  Accrued printing and proxy fees............         548
  Other accrued expenses.....................         377
                                               ----------
    Total liabilities........................     187,499
                                               ----------
Net assets...................................  $6,999,951
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  670,922
  Paid-in capital in excess of par value.....   5,367,939
  Accumulated net realized gain on
    investments..............................      65,764
  Net unrealized appreciation on
    investments..............................     895,326
                                               ----------
Net assets...................................  $6,999,951
                                               ==========
Shares outstanding...........................     670,922
Net asset value per share....................  $    10.43
                                               ==========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $    1,869
  Dividends (net withholding tax $539).......      67,866
                                               ----------
    Total investment income..................      69,735
                                               ----------
Expenses:
  Management fees (note 3)...................      44,649
  Custodian fees.............................       4,855
  Directors' fees............................         400
  Professional fees..........................      10,424
  Accounting fees............................       8,102
  Printing and proxy fees....................       1,170
  Other......................................         127
                                               ----------
    Total expenses...........................      69,727
      Less expenses voluntarily reduced or
         reimbursed by advisor (note 3)......     (21,604)
                                               ----------
    Net expenses.............................      48,123
                                               ----------
    Net investment income....................      21,612
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments...........     411,191
  Change in unrealized
    appreciation/depreciation on
    investments..............................   1,200,507
                                               ----------
    Net gain on investments..................   1,611,698
                                               ----------
    Net increase in net assets from
      operations.............................  $1,633,310
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        *MAY 1, 2002
                                                                  YEAR ENDED                 TO
                                                               DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               -----------------      -----------------
From operations:
  Net investment income (loss)..............................      $    21,612            $   (4,590)
  Realized gain (loss) on investments.......................          411,191              (345,348)
  Change in unrealized appreciation/depreciation on
    investments.............................................        1,200,507              (305,181)
                                                                  -----------            ----------
    Net increase (decrease) in net assets from operations...        1,633,310              (655,119)
                                                                  -----------            ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................          (21,691)                   --
                                                                  -----------            ----------
From capital share transactions (note 4):
  Received from shares sold.................................        3,653,125             3,670,959
  Received from dividends reinvested........................           21,691                    --
  Paid for shares redeemed..................................       (1,262,598)              (39,726)
                                                                  -----------            ----------
    Increase in net assets derived from capital share
     transactions...........................................        2,412,218             3,631,233
                                                                  -----------            ----------
      Increase in net assets................................        4,023,837             2,976,114
Net Assets:
  Beginning of period.......................................        2,976,114                    --
                                                                  -----------            ----------
  End of period.............................................      $ 6,999,951            $2,976,114
                                                                  ===========            ==========

 FINANCIAL HIGHLIGHTS

                                                                                        *MAY 1, 2002
                                                                  YEAR ENDED                 TO
                                                               DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               -----------------      -----------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................        $ 7.90                 $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................          0.03                   (0.01)
  Net realized and unrealized gain (loss) on investments....          2.53                   (2.09)
                                                                    ------                 -------
    Total gain (loss) from investment operations............          2.56                   (2.10)
                                                                    ------                 -------
Less distributions:
  Dividends from net investment income......................         (0.03)                   0.00
                                                                    ------                 -------
Net asset value, end of period..............................        $10.43                 $  7.90
                                                                    ======                 =======
Total return................................................         32.44%                 (21.00)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................        $  7.0                 $   3.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by
  advisor (note 3):
  Expenses..................................................          0.86%                   1.71%(a)
  Net investment income (loss)..............................          0.39%                  (0.24)%(a)
Ratios assuming no expenses voluntarily reduced or
  reimbursed by advisor (note 3):
  Expenses..................................................          1.25%                   1.83%(a)
Portfolio turnover rate.....................................           224%                     98%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents period from commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.
 PERFORMANCE AS OF DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN:

One-year                                    35.61%
Since inception (5/1/02)                    -4.08%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ending December 31, 2003, the Ohio National Bryton Growth Portfolio returned 35.61% versus 48.53% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio was substantially overweighted in Technology issues, as we expected an economic recovery beginning in early 2003. Low inflation and interest rates, coupled with recovering earnings in economically sensitive issues set the stage for outperformance in technology stocks, particularly the semiconductor industry. This strategy worked very well until the last six weeks of the year, when sector rotation occurred out of small cap stocks that had performed well in 2003, into underperforming names with little or no earnings.

Our best performing stocks were Hi/Fn Inc., Ascential Software Corp., Serologicals Corp., Gen-Probe, Americredit Corporation and E* Trade Group Inc.

Underperforming stocks for the period include Saflink Corp., which produces network security software designed to protect information assets and track network access by authorized personnel, Vitesse Semiconductors Corp., marketing solution maker DoubleClick Inc., and memory producer SanDisk Corp. Retailers Dick's Sporting Goods Inc., Claire's Stores Inc. and The Children's Place Retail Stores Inc. generally performed well during the year, but were sold off quickly in December during a disappointing Christmas season.

We are optimistic about the U.S. equity market for 2004, especially the first and second quarters of the year. The third and fourth quarters may be more challenging for the market as many companies, particularly technology stocks, will face difficult quarterly comparisons in the second half of the year. Still, we see inflation muted and a steady interest rate environment, which should aid in the continuing economic recovery. Barring some unforeseen disaster such as another terrorist event, we expect the market to continue its advance, ending the year up 8 to 10% in the large caps, and higher for the small caps.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            BRYTON GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 2002)            RUSSELL 2000 GROWTH INDEX
                                                            ----------------------------------      -------------------------
05/01/02                                                                 10000.00                           10000.00
                                                                          8171.00                            8630.00
12/02                                                                     6880.80                            7281.13
                                                                          8140.67                            8688.57
12/03                                                                     9330.84                           10814.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Wabash National Corporation            1.8
 2.  Valueclick Inc.                        1.8
 3.  TTM Technologies                       1.8
 4.  Hi/Fn Inc.                             1.8
 5.  SRS Labs Inc.                          1.8
 6.  Wireless Facilities Inc.               1.8
 7.  Verso Technologies Inc.                1.7
 8.  LCA-Vision Inc.                        1.7
 9.  Micromuse Inc.                         1.6
10.  Serologicals Corporation               1.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2003*

                                      % of Net Assets
 1.  Electronics/Semiconductors            22.2
 2.  Telecommunications & Related          12.7
 3.  Medical & Related                     11.2
 4.  Computer & Related                     9.0
 5.  Advertising                            5.6

---------------
* Composition of Portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          ADVERTISING (5.6%)
  8,430   *Aquantive Inc. ......................  $   86,408
  7,280   *DoubleClick Inc. ....................      74,402
  7,750   *Modem Media Inc. ....................      63,318
 11,560   *Valueclick Inc. .....................     104,965
                                                  ----------
                                                     329,093
                                                  ----------
          AUTOMOTIVE & RELATED (1.8%)
  3,640   *Wabash National Corporation..........     106,652
                                                  ----------
          BANKING (2.5%)
  2,869   IndyMac Bancorp Inc. .................      80,105
  5,895   *Providian Financial Corp. ...........      68,618
                                                  ----------
                                                     148,723
                                                  ----------
          BUSINESS SERVICES (4.0%)
  2,692   *Alliance Data Systems................      74,515
  1,479   *Getty Images Inc. ...................      74,142
  9,997   *Harris Interactive Inc...............      82,975
                                                  ----------
                                                     231,632
                                                  ----------
          COMPUTER & RELATED (9.0%)
  5,165   *Advanced Digital Info. Corp. ........      72,310
 11,047   *CNET Networks Inc. ..................      75,340
  2,481   *eSpeed Inc. CL A.....................      58,080
  3,290   *Infospace Inc. ......................      75,835
  6,070   *Netopia Inc. ........................      88,500
  1,009   *SanDisk Corp. .......................      61,690
 31,124   *Verso Technologies Inc. .............      99,596
                                                  ----------
                                                     531,351
                                                  ----------
          COMPUTER SOFTWARE (5.0%)
  3,207   *Ascential Software Corp. ............      83,158
 13,935   *Micromuse Inc. ......................      96,152
  1,561   *MicroStrategy Inc. ..................      81,921
  3,137   *Ulticom Inc. ........................      30,272
                                                  ----------
                                                     291,503
                                                  ----------
          DIVERSIFIED MANUFACTURING (2.9%)
  2,399   *Ceradyne Inc. .......................      81,710
  4,438   *Maverick Tube Corp. .................      85,432
                                                  ----------
                                                     167,142
                                                  ----------
          DRUGS/BIOTECHNOLOGY (1.5%)
  4,924   *Serologicals Corporation.............      91,586
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (20.9%)
  6,620   *Aeroflex Inc. .......................      77,388
  4,139   *Amkor Technology Inc. ...............      75,372
 13,410   *Applied Micro Circuits Corp. ........      80,192
  5,047   *Asyst Technologies...................      87,566
  4,113   *August Technology Corp. .............      76,296
  7,611   *Axcelis Technologies Inc. ...........      77,784
  9,890   *California Micro Devices.............      90,296
  3,350   *Fairchild Semicon Int'l CL A.........      83,650
  8,628   *Hi/Fn Inc. ..........................     102,673
 10,990   *SRS Labs Inc. .......................     102,537
  3,444   *Semtech Corp. .......................      78,282
  5,600   *Silicon Storage Technology...........      61,600

                                                     FAIR
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          ELECTRONICS/SEMICONDUCTORS (CONTINUED)
  6,109   *TTM Technologies.....................  $  103,120
  3,268   *Trident Microsystems Inc. ...........      56,920
 11,792   *Vitesse Semiconductors Corp. ........      69,219
                                                  ----------
                                                   1,222,895
                                                  ----------
          FINANCIAL SERVICES (5.6%)
  2,659   *Accredited Home Lenders..............      81,365
  5,392   *Americredit Corporation..............      85,895
  6,306   *E*Trade Group Inc. ..................      79,771
  2,073   Raymond James Financial Inc. .........      78,152
                                                  ----------
                                                     325,183
                                                  ----------
          HOTELS & CASINOS (2.0%)
  2,928   *Alliance Gaming Corp. ...............      72,175
  1,314   Choice Hotels Intl. Inc. .............      46,319
                                                  ----------
                                                     118,494
                                                  ----------
          MACHINERY (1.0%)
  2,070   *Terex Corp. .........................      58,954
                                                  ----------
          MEDICAL & RELATED (11.2%)
  1,559   *Advanced Neuromodulation Systems
           Inc. ................................      71,683
  1,574   Cooper Cos. Inc. .....................      74,183
  2,446   *Gen-Probe............................      89,206
  4,630   *LCA-Vision Inc. .....................      98,017
  1,869   *Odyssey Healthcare Inc. .............      54,687
  4,142   Select Medical Corp. .................      67,432
  1,556   *United Surgical Partners Intl.
           Inc. ................................      52,095
  2,280   *VCA Antech Inc. .....................      70,634
  3,331   *VISX Inc. ...........................      77,113
                                                  ----------
                                                     655,050
                                                  ----------
          METAL & MINING (0.9%)
    280   *Century Aluminum Co. ................       5,321
  2,080   *Steel Dynamics Inc. .................      48,859
                                                  ----------
                                                      54,180
                                                  ----------
          OIL, ENERGY & NATURAL GAS (3.3%)
  2,340   *Comstock Resources Inc. .............      45,161
  6,226   *Key Energy Services Inc. ............      64,190
  2,602   *Patterson-UTI Energy Inc. ...........      85,658
                                                  ----------
                                                     195,009
                                                  ----------
          RETAIL (5.6%)
  2,927   *Children's Place Retail Stores
           Inc. ................................      78,239
  4,358   Claire's Stores Inc. .................      82,105
  1,147   *Dick's Sporting Goods Inc. ..........      55,812
  2,015   *Petco Animal Supplies................      61,357
  1,210   Regis Corp. ..........................      47,819
                                                  ----------
                                                     325,332
                                                  ----------
          SCIENTIFIC & TECHNICAL INSTRUMENTS (3.2%)
  6,270   *Graftech International Ltd...........      84,644
  5,784   *Saflink Corp. .......................      15,559
  6,822   *Ultralife Batteries Inc. ............      84,457
                                                  ----------
                                                     184,660
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

                                                     FAIR
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          TELECOMMUNICATIONS & RELATED (12.7%)
  1,890   Adtran Inc. ..........................  $   58,590
  2,526   *Comtech Telecommunications Corp. ....      72,926
 14,434   *Covad Communications Group...........      51,962
  3,750   *Ditech Communications Corp. .........      71,625
  2,912   *Foundry Networks Inc. ...............      79,671
  3,180   *KVH Industries Inc. .................      87,355
  9,297   *Ptek Holdings Inc. ..................      81,907
  3,712   *Polycom Inc. ........................      72,458
  8,220   *Sonicwall Inc. ......................      64,116
  6,890   *Wireless Facilities Inc. ............     102,385
                                                  ----------
                                                     742,995
                                                  ----------
          TOTAL U.S. COMMON STOCKS (98.7%)......  $5,780,434
                                                  ----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
          NETHERLANDS (1.3%)
          ELECTRONICS/SEMICONDUCTORS (1.3%)
  3,700   *ASM International NV ADR.............  $   74,888
                                                  ----------
          TOTAL FOREIGN COMMON STOCKS (1.3%)....  $   74,888
                                                  ----------
          TOTAL COMMON STOCKS (100.0%)..........  $5,855,322
                                                  ----------

 FACE                                                FAIR
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (0.5%)
$31,000   US Bank 0.800% 01/02/04
           Repurchase price $31,001
           Collateralized by Freddie Mac
           Mortgage Back Pool #E89339
           Fair Value: $31,616
           Due: 05/01/17
           Interest: 5.500%.....................  $   31,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS (0.5%)....  $   31,000
                                                  ----------
          TOTAL HOLDINGS (100.5%) (COST
           $5,011,075) (a)......................  $5,886,322
          NET OTHER ASSETS (LIABILITIES)
           (-0.5%)..............................     (30,403)
                                                  ----------
          NET ASSETS (100.0%)...................  $5,855,919
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,311.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003

Assets:
  Investments in securities, at fair value
    (Cost $5,011,075)........................  $5,886,322
  Cash.......................................         977
  Receivable for securities sold.............      59,738
  Receivable for fund shares sold............       3,859
  Dividends and accrued interest
    receivable...............................         236
  Prepaid expenses...........................          59
                                               ----------
    Total assets.............................   5,951,191
                                               ----------
Liabilities:
  Payable for securities purchased...........      81,606
  Payable for fund shares redeemed...........           6
  Accrued custody expense....................       1,441
  Accrued professional fees..................       8,721
  Accrued accounting fees....................       2,677
  Accrued printing and proxy fees............         486
  Other accrued expenses.....................         335
                                               ----------
    Total liabilities........................      95,272
                                               ----------
Net assets...................................  $5,855,919
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  627,672
  Paid-in capital in excess of par value.....   5,114,614
  Accumulated net realized loss on
    investments..............................    (761,614)
  Net unrealized appreciation on
    investments..............................     875,247
                                               ----------
Net assets...................................  $5,855,919
                                               ==========
Shares outstanding...........................     627,672
Net asset value per share....................  $     9.33
                                               ==========

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2003

Investment income:
  Interest...................................  $      502
  Dividends..................................       7,163
                                               ----------
    Total investment income..................       7,665
                                               ----------
Expenses:
  Management fees (note 3)...................      33,668
  Custodian fees.............................       4,853
  Directors' fees............................         250
  Professional fees..........................      10,274
  Accounting fees............................       7,781
  Printing and proxy fees....................         761
  Other......................................          92
                                               ----------
    Total expenses...........................      57,679
      Less expenses voluntarily reduced or
         reimbursed by advisor (note 3)......     (18,216)
                                               ----------
    Net expenses.............................      39,463
                                               ----------
    Net investment loss......................     (31,798)
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments...........     (64,448)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   1,149,090
                                               ----------
    Net gain on investments..................   1,084,642
                                               ----------
    Net increase in net assets from
      operations.............................  $1,052,844
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        *MAY 1, 2002
                                                                  YEAR ENDED                 TO
                                                               DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               -----------------      -----------------
From operations:
  Net investment loss.......................................      $  (31,798)            $  (24,683)
  Realized loss on investments..............................         (64,448)              (697,166)
  Change in unrealized appreciation/depreciation on
    investments.............................................       1,149,090               (273,843)
                                                                  ----------             ----------
      Net increase (decrease) in net assets from
       operations...........................................       1,052,844               (995,692)
                                                                  ----------             ----------
From capital share transactions (note 4):
  Received from shares sold.................................       2,595,262              3,831,624
  Paid for shares redeemed..................................        (523,241)              (104,878)
                                                                  ----------             ----------
    Increase in net assets derived from capital share
     transactions...........................................       2,072,021              3,726,746
                                                                  ----------             ----------
      Increase in net assets................................       3,124,865              2,731,054
Net Assets:
  Beginning of period.......................................       2,731,054                      0
                                                                  ----------             ----------
  End of period.............................................      $5,855,919             $2,731,054
                                                                  ==========             ==========

 FINANCIAL HIGHLIGHTS

                                                                                        *MAY 1, 2002
                                                                  YEAR ENDED                 TO
                                                               DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               -----------------      -----------------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the period):
Net asset value, beginning of period........................        $ 6.88                 $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................         (0.05)                  (0.06)
  Net realized and unrealized gain (loss) on investments....          2.50                   (3.06)
                                                                    ------                 -------
    Total gain (loss) from investment operations............          2.45                   (3.12)
                                                                    ------                 -------
Net asset value, end of period..............................        $ 9.33                 $  6.88
                                                                    ======                 =======
Total return................................................         35.61%                 (31.20)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................        $  5.9                 $   2.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by
  advisor (note 3):
  Expenses..................................................          0.99%                   1.77%(a)
  Net investment loss.......................................         (0.80)%                 (1.45)%(a)
Ratios assuming no expenses voluntarily reduced or
  reimbursed by advisor (note 3):
  Expenses..................................................          1.45%                   1.98%(a)
Portfolio turnover rate.....................................           201%                     38%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents period from commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

Ohio National Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 18 separate investment portfolios (the "Portfolios") that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments and medium term notes.

   - Bond Portfolio -- high level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- total return on assets by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- long term capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short-term.

   - Discovery Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

   - Aggressive Growth Portfolio -- long term capital growth by investing in equity securities with attractive growth opportunities.

   - Small Cap Growth Portfolio -- long-term capital appreciation by investing in stocks of small companies that have strong business momentum and earnings growth.

   - Mid Cap Opportunity Portfolio (formerly named Growth & Income
     Portfolio) -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index(R) ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and money market instruments.

   - Blue Chip Portfolio -- growth of capital and income by investing primarily in securities of high quality companies.

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in small- and mid-cap growth companies.

   - Nasdaq-100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index(R). Unlike the other Portfolios, the Nasdaq-100 Index Portfolio is a non-diversified fund.

   - Bristol Portfolio -- long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

   - Bryton Growth Portfolio -- long-term growth of capital by investing primarily in market stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of capitalization.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

   MERGER INFORMATION

   The Fund entered into a Plan of Merger and Reorganization pursuant to which all of the assets and liabilities of the Equity Income Portfolio merged into the Blue Chip Portfolio effective April 29, 2003. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board of Directors on May 23, 2002 and completed on April 29, 2003. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized depreciation immediately before and after the reorganization.

                                                                        BEFORE MERGER           AFTER MERGER
                                                                 ---------------------------    ------------
                                                                 EQUITY INCOME    BLUE CHIP      BLUE CHIP
                                                                 -------------   -----------    ------------
   Shares......................................................    1,213,078       1,419,442      2,535,890
   Net Assets..................................................   $9,113,024     $11,587,584    $20,700,608
   Net Asset Value Per Share...................................   $     7.51     $      8.16    $      8.16
   Net Unrealized Depreciation.................................   $ (816,749)    $(1,155,396)   $(1,972,145)

   SECURITY VALUATION

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates fair value. Provided that the money market segment of the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price on the day of valuation or, if there has been no sale that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last sale price as of 4:00 p.m. Eastern time, or if there has been no sale for that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or a matrix method provided by independent pricing services. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The difference between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining Portfolios are declared and paid to shareholders quarterly. Income arising from accumulated net realized capital gains is distributed to shareholders at least once a year.

   The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

   FOREIGN CURRENCY

   All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation. Foreign currency exchange rates are generally determined prior to

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation which, in the case of those Portfolios holding foreign investments, would not be reflected in the computation of the respective net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The books and records of all the Portfolios are maintained in U.S. dollars. Foreign currency amounts for those Portfolios holding foreign investments are translated into U.S. dollars on the following basis:

   (1) fair value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the fair value of the Portfolios are presented at the foreign exchange rates at the end of the period, the Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   FOREIGN CURRENCY CONTRACTS

   Each Portfolio, other than the Money Market Portfolio, may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. No forward contracts were held in the fiscal year.

   OPTION WRITING AND FINANCIAL FUTURES CONTRACTS

   Each Portfolio, other than the Money Market Portfolio and S&P 500 Index Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, and each Portfolio, other than the Money Market Portfolio, may
   (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the statement of operations. The Portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   Each Portfolio, other than the Money Market Portfolio, may invest in financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets.

   A risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established secondary market.

   SECURITIES TRANSACTIONS AND RELATED INCOME

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, except in the case of those portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends, and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   REPURCHASE AGREEMENTS

   The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which the Fund's investment adviser, Ohio National Investments, Inc. ("ONI") deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2003, certain Portfolios invested in repurchase agreements, which in the aggregate amounted to $24,825,651.

   These securities are collateralized by various FGCI and FNMA certificates, and U.S. Treasury Notes, with a fair value of $25,426,634. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   4(2) PAPER AND 144A SECURITIES

   4(2) paper is issued pursuant to section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

   144(A) Securities in which the Portfolios invest may include securities issued by corporations without registration under the Securities Act of 1933, in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by a Portfolio in Rule 144(A) securities could have the effect of increasing the illiquidity of the Portfolio during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid if the Portfolio's subadvisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Portfolios' subadvisers have determined, using Board approved procedures, these securities to be liquid unless otherwise noted.

   FEDERAL INCOME TAXES

   It is the policy of the Fund to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute to its shareholders substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated among all the Portfolios on the basis of relative net assets.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

(2) FINANCIAL FUTURES CONTRACTS

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of December 31, 2003. These are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper and cash on deposit with brokers. The futures contracts in the Portfolio at December 31, 2003 are as follows:

                                                        EXPIRATION   UNREALIZED   CASH DEPOSITED AS
        PORTFOLIO                PURCHASED                 DATE         GAIN      MARGIN REQUIREMENT
      -------------   -------------------------------   ----------   ----------   ------------------
      S&P 500 Index   35 Long S&P 500 Index Contracts   March 04      $410,375        $1,499,562

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND
OTHER TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with ONI, a wholly owned subsidiary of the Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides portfolio management and investment advice to the Portfolios and administers the Fund's other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each Portfolio's average daily net assets based on the following schedule:

      EQUITY PORTFOLIO                                             INTERNATIONAL,* CAPITAL GROWTH, AND
      -----------------------------                                BLUE CHIP* PORTFOLIOS
      0.80% of first $500 million                                  -------------------------------------------------
      0.75% over $500 million                                      0.90% of all assets
      MONEY MARKET PORTFOLIO*                                      CAPITAL APPRECIATION, DISCOVERY AND
      -----------------------------                                AGGRESSIVE GROWTH PORTFOLIOS
      0.30% of first $100 million                                  -------------------------------------------------
      0.25% of next $150 million                                   0.80% of all assets
      0.23% of next $250 million                                   INTERNATIONAL SMALL COMPANY PORTFOLIO
      0.20% of next $500 million                                   -------------------------------------------------
      0.15% over $1 billion                                        1.00% of first 100 million
      SMALL CAP GROWTH PORTFOLIO                                   0.90% over $100 million
      -----------------------------                                HIGH INCOME BOND AND NASDAQ 100 INDEX* PORTFOLIOS
      0.95% of first $150 million                                  -------------------------------------------------
      0.80% over $150 million                                      0.75% of all assets
      MID CAP OPPORTUNITY PORTFOLIO                                BRYTON GROWTH PORTFOLIO*
      -----------------------------                                -------------------------------------------------
      0.85% of first $200 million                                  0.85% of first $100 million
      0.80% over $200 million                                      0.80% of next $400 million
                                                                   0.75% over $500 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      S&P 500 INDEX PORTFOLIO                                      BOND AND OMNI PORTFOLIOS
      ---------------------------                                  ---------------------------
      0.40% of first $100 million                                  0.60% of first $100 million
      0.35% of next $150 million                                   0.50% of next $150 million
      0.33% over $250 million                                      0.45% of next $250 million
      BRISTOL PORTFOLIO*                                           0.40% of next $500 million
      ---------------------------                                  0.30% of next $1 billion
      0.80% of first $100 million                                  0.25% over $2 billion
      0.75% of next $400 million
      0.70% over $500 million

   * ONI is waiving any of its fees for these portfolios in excess of the following amounts:

      Money Market                                                 0.25% of average daily net assets
      International Portfolio                                      0.85% of average daily net assets
      Blue Chip Portfolio (effective 4/30/03)                      0.75% of average daily net assets
      Nasdaq-100 Index Portfolio                                   0.40% of average daily net assets
      Bristol Portfolio (effective 8/6/03)                         0.00% of average daily net assets
      Bryton Growth Portfolio (effective 8/6/03)                   0.00% of average daily net assets

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol and Bryton Growth Portfolios subject to the approval of the Portfolios' Board of Directors. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management LLC ("FAM"), Janus Capital Management LLC ("Janus"), UBS Global Asset Management (New York), Inc. ("UBS"), RS Investments Management, L.P. ("RSI"), Eagle Asset Management, Inc. ("Eagle"), Federated Investment Counseling ("FIC"), Federated Global Investment Management Corp. ("Federated Global"), Legg Mason Funds Management, Inc. ("LM"), and Suffolk Capital Management, LLC ("Suffolk") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI an annual fee on the basis of each Portfolio's average daily net assets based on the following schedule:


      EQUITY PORTFOLIO                                             INTERNATIONAL SMALL COMPANY PORTFOLIO
      ------------------------------                               -------------------------------------
      0.45% of first $500 million                                  0.75% of first $100 million
      0.40% over $500 million                                      0.65% over $100 million
      CAPITAL APPRECIATION PORTFOLIO                               DISCOVERY PORTFOLIO
      ------------------------------                               -------------------------------------
      0.75% of first $10 million                                   0.55% of first $150 million
      0.50% of next $30 million                                    0.50% of next $150 million
      0.35% of next $25 million                                    0.40% over $300 million
      0.25% of next $335 million                                   SMALL CAP GROWTH PORTFOLIO
      0.22% of next $600 million                                   -------------------------------------
      0.20% over $1 billion                                        0.65% of first $50 million
      AGGRESSIVE GROWTH PORTFOLIO                                  0.60% of next $100 million
      ------------------------------                               0.50% over $150 million
      0.55% of first $100 million                                  CAPITAL GROWTH PORTFOLIO
      0.50% of the next $400 million                               -------------------------------------
      0.45% over $500 million                                      0.59% of first $100 million
      MID CAP OPPORTUNITY PORTFOLIO                                0.55% of next $100 million
      ------------------------------                               0.50% over $200 million
      0.60% of first $100 million                                  BLUE CHIP PORTFOLIO
      0.55% of next $100 million                                   -------------------------------------
      0.50% over $200 million                                      0.50% of first $35 million
                                                                   0.35% of next $65 million
                                                                   0.25% over $100 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      HIGH INCOME BOND PORTFOLIO                                   BRISTOL PORTFOLIO**
      --------------------------                                   ---------------------------
      0.50% of first $30 million                                   0.45% of first $100 million
      0.40% of next $20 million                                    0.40% of next $400 million
      0.30% of next $25 million                                    0.35% over $500 million
      0.25% over $75 million                                       BRYTON GROWTH PORTFOLIO**
      OMNI PORTFOLIO                                               ---------------------------
      ---------------------------                                  0.50% if first $100 million
      0.30% of first $100 million                                  0.45% of next $400 million
      0.25% of next $150 million                                   0.40% over $500 million
      0.225% of next $250 million
      0.20% of next $500 million
      0.15% of next $1 billion
      0.125% over $2 billion
      INTERNATIONAL PORTFOLIO
      ---------------------------
      0.40% of first $200 million
      0.35% over $200 million

   ** Effective August 6, 2003 the sub-adviser began waiving any of its fees for these portfolios in excess of the following amounts:

      Bristol Portfolio........................................... 0.00% of average daily net assets
      Bryton Growth Portfolio..................................... 0.00% of average daily net assets

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $3,500 plus $1,000 for each Board meeting attended and $500 for each Board committee meeting attended.

   Under an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide clerical, stenographic and administrative services and such office supplies and equipment as may be reasonably required in order that ONI may properly perform its function on behalf of the Fund in connection with the Investment Advisory Agreement. In that regard, ONLIC performs various administrative services as well as the transfer agent function on behalf of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the year ended December 31, 2003 and the period ended December 31, 2002 were as follows:

                                                      EQUITY                    MONEY MARKET                    BOND
                                              -----------------------    --------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               12/31/03     12/31/02      12/31/03       12/31/02       12/31/03     12/31/02
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Capital shares issued on sales...........   2,449,162    1,517,770     53,984,744    108,325,988     2,079,397    4,036,812
   Capital shares issued on reinvested
     dividends..............................      29,764       61,438        121,344        250,640       486,963      441,434
   Capital shares redeemed..................  (1,104,353)  (2,449,580)   (58,075,058)  (108,792,928)   (2,460,939)  (1,639,984)
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Net increase/(decrease)..................   1,374,573     (870,372)    (3,968,970)      (216,300)      105,421    2,838,262
                                              ==========   ==========    ===========   ============    ==========   ==========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                       OMNI                    INTERNATIONAL            CAPITAL APPRECIATION
                                              -----------------------    --------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               12/31/03     12/31/02      12/31/03       12/31/02       12/31/03     12/31/02
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Capital shares issued on sales...........     288,924      267,660      7,744,181     12,409,141       661,551    1,655,599
   Capital shares issued on reinvested
     dividends..............................      96,825      128,879         37,855         23,347        18,903       95,755
   Capital shares redeemed..................    (929,179)  (1,625,382)    (7,578,974)   (14,399,114)   (1,221,053)  (1,346,561)
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Net increase/(decrease)..................    (543,430)  (1,228,843)       203,062     (1,966,626)     (540,599)     404,793
                                              ==========   ==========    ===========   ============    ==========   ==========

                                                     DISCOVERY           INTERNATIONAL SMALL COMPANY        AGGRESSIVE GROWTH
                                              -----------------------    ----------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED   YEAR ENDED
                                               12/31/03     12/31/02       12/31/03       12/31/02        12/31/03     12/31/02
                                              ----------   ----------    ------------   -------------    ----------   ----------
   Capital shares issued on sales...........     339,449      488,673        702,342       6,634,032        665,081      536,220
   Capital shares issued on reinvested
     dividends..............................          --           --          4,018              --             --           --
   Capital shares redeemed..................    (882,271)  (1,119,844)      (549,090)     (6,786,705)      (697,005)    (531,354)
                                              ----------   ----------    -----------    ------------     ----------   ----------
   Net increase/(decrease)..................    (542,822)    (631,171)       157,270        (152,673)       (31,924)       4,866
                                              ==========   ==========    ===========    ============     ==========   ==========

                                                 SMALL CAP GROWTH           MID CAP OPPORTUNITY            S & P 500 INDEX
                                              -----------------------    --------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               12/31/03     12/31/02      12/31/03       12/31/02       12/31/03     12/31/02
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Capital shares issued on sales...........     494,432      487,508        533,647        532,437     3,400,822    2,090,559
   Capital shares issued on reinvested
     dividends..............................          --           --          2,944             --       179,529      178,452
   Capital shares redeemed..................    (496,460)    (660,023)      (999,195)    (1,623,497)   (2,788,372)  (2,904,105)
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Net increase/(decrease)..................      (2,028)    (172,515)      (462,604)    (1,091,060)      791,979     (635,094)
                                              ==========   ==========    ===========   ============    ==========   ==========

                                                     BLUE CHIP                HIGH INCOME BOND             CAPITAL GROWTH
                                              -----------------------    --------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               12/31/03     12/31/02      12/31/03       12/31/02       12/31/03     12/31/02
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Capital shares issued on sales...........     586,629      623,111      1,706,422      1,427,900       289,364    2,544,846
   Capital shares issued in merger..........   1,116,448           --             --             --            --           --
   Capital shares issued on reinvested
     dividends..............................      30,856       11,962        235,314        235,846            --           --
   Capital shares redeemed..................    (306,388)    (290,110)      (867,729)    (1,318,960)     (359,124)  (2,746,129)
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Net increase/(decrease)..................   1,427,545      344,963      1,074,007        344,786       (69,760)    (201,283)
                                              ==========   ==========    ===========   ============    ==========   ==========

                                                 NASDAQ-100 INDEX                 BRISTOL                   BRYTON GROWTH
                                              -----------------------    --------------------------    -----------------------
                                                                                         05/01/02                    05/01/02
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED         TO         YEAR ENDED       TO
                                               12/31/03     12/31/02      12/31/03       12/31/02       12/31/03     12/31/02
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Capital shares issued on sales...........   3,125,103    4,417,348        419,581        381,868       292,071      413,486
   Capital shares issued on reinvested
     dividends..............................          --           --          2,161             --            --           --
   Capital shares redeemed..................  (1,717,253)  (3,841,627)      (127,736)        (4,952)      (61,139)     (16,746)
                                              ----------   ----------    -----------   ------------    ----------   ----------
   Net increase.............................   1,407,850      575,721        294,006        376,916       230,932      396,740
                                              ==========   ==========    ===========   ============    ==========   ==========

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, 30,000,000 shares have been allocated to the Money Market Portfolio, and 10,000,000 are allocated to each of the other Portfolios. The remaining 20,000,000 are unallocated at this time.

   On December 4, 2003 ONI made a $3,226 contribution into the Money Market Portfolio. This contribution was due to accumulated realized losses in the Portfolio.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

                                                                                                                CAPITAL
                                                EQUITY          BOND            OMNI       INTERNATIONAL      APPRECIATION
                                              -----------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $41,949,751    $26,781,390    $105,376,315    $91,827,416       $ 93,517,762
        Sales...............................  $17,644,226    $27,815,370    $111,507,394    $89,910,568       $101,617,738

                                                            INTERNATIONAL    AGGRESSIVE      SMALL CAP          MID CAP
                                               DISCOVERY    SMALL COMPANY      GROWTH          GROWTH         OPPORTUNITY
                                              -----------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $92,908,594    $16,824,047    $ 12,828,574    $ 5,704,225       $182,571,044
        Sales...............................  $96,357,795    $15,033,771    $ 12,642,993    $ 5,864,950       $186,347,957

                                                S&P 500                     HIGH INCOME
                                                 INDEX        BLUE CHIP         BOND       CAPITAL GROWTH   NASDAQ-100 INDEX
                                              -----------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $54,168,587    $16,392,591    $ 17,104,442    $46,873,385       $ 12,115,121
        Sales...............................  $28,483,099    $13,657,282    $  9,803,193    $47,906,579       $  7,120,641

                                                BRISTOL     BRYTON GROWTH
                                              -----------   -------------
      Stocks & Bonds
        Purchases...........................  $14,326,034    $ 9,985,918
        Sales...............................  $11,906,647    $ 7,932,408

(6) FEDERAL INCOME TAX INFORMATION

   As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                                        TOTAL
                                                    UNDISTRIBUTED                 ACCUMULATED       UNREALIZED       ACCUMULATED
                                                      ORDINARY      ACCUMULATED   CAPITAL AND      APPRECIATION        EARNINGS
                                                       INCOME        EARNINGS     OTHER LOSSES   (DEPRECIATION)(1)    (DEFICIT)
                                                    -------------   -----------   ------------   -----------------   ------------
   Equity.........................................    $     --       $     --     $(64,635,952)     $ 81,717,248     $ 17,081,296
   Money Market...................................         127            127             (445)               --             (318)
   Bond...........................................          --             --       (2,747,536)        6,782,652        4,035,116
   Omni...........................................          --             --      (20,987,119)        6,748,619      (14,238,500)
   International..................................          --             --      (46,784,441)        9,943,157      (36,841,284)
   Capital Appreciation...........................          --             --       (8,008,924)       15,591,791        7,582,867
   Discovery......................................          --             --      (50,359,888)       14,055,957      (36,303,931)
   International Small Company....................     289,074        289,074       (6,147,392)        6,113,519          255,201
   Aggressive Growth..............................          --             --      (18,137,585)        2,743,198      (15,394,387)
   Small Cap Growth...............................          --             --      (22,846,075)        4,257,110      (18,588,965)
   Mid Cap Opportunity............................          --             --      (29,484,168)       15,844,715      (13,639,453)
   S&P 500 Index..................................          --             --      (30,659,031)      (10,140,398)     (40,799,429)
   Blue Chip......................................      95,747         95,747       (5,058,274)        3,413,840       (1,548,687)
   High Income Bond...............................     128,169        128,169       (3,968,908)        1,730,480       (2,110,259)
   Capital Growth.................................          --             --      (22,921,524)        1,586,773      (21,334,751)
   Nasdaq-100 Index...............................          --             --       (2,804,869)       (3,106,517)      (5,911,386)
   Bristol........................................      97,672         97,672               --           863,418          961,090
   Bryton Growth..................................          --             --         (755,303)          868,936          113,633
   ------------------------------------------------------------------------------------------------------------------------------
   (1) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discounts.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Under current tax law, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year for tax purposes. The following Portfolios had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2004.

                                                                 POST-OCTOBER
                                                                   CURRENCY     POST-OCTOBER
   PORTFOLIO                                                         LOSS          LOSSES
   ---------                                                     ------------   ------------
   International...............................................    $62,456        $     --
   International Small Company.................................     13,960              --
   Capital Growth..............................................         --          57,867
   Nasdaq-100 Index............................................         --         482,446

   For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2003, which are available to offset future realized gains, if any:

                                                                       EXPIRATION AMOUNT BY YEAR
                           TOTAL LOSS    --------------------------------------------------------------------------------------
   PORTFOLIO              CARRYFORWARD    2005      2006        2007         2008         2009           2010           2011
   ---------              ------------   ------   --------   ----------   ----------   -----------    -----------    ----------
   Equity...............  $64,635,952    $   --   $     --   $       --   $       --   $ 6,500,258    $53,143,754    $4,991,940
   Money Market.........          445        --         --           --          319            96             30            --
   Bond.................    2,747,536     2,893    230,373       31,297      493,362       147,912             --     1,841,699
   Omni.................   20,987,119        --         --           --           --     8,416,306     11,416,040     1,154,773
   International........   46,721,985        --         --           --           --    27,543,548     19,052,263       126,174
   Capital
     Appreciation.......    8,008,924        --         --           --           --            --      8,008,924            --
   Discovery............   50,359,888        --         --           --           --    24,541,858     24,207,445     1,610,585
   International Small
     Company............    6,133,432        --         --           --           --     3,509,084      2,624,348            --
   Aggressive Growth....   18,137,585        --         --    1,782,768    1,779,157    10,160,501      4,415,159            --
   Small Cap Growth.....   22,846,075        --         --           --           --    19,174,137      3,671,938            --
   Mid Cap
     Opportunity........   29,484,168        --         --           --           --     8,681,817     20,802,351            --
   S&P 500 Index........   30,659,031        --         --           --           --    17,114,642     13,544,389            --
   Blue Chip............    5,058,274        --      5,714       70,595      931,680     1,588,679      1,548,553       913,053
   High Income Bond.....    3,968,908        --         --      196,803      390,607     1,533,582      1,284,828       563,088
   Capital Growth.......   22,863,657        --         --           --           --    13,544,875      9,318,782            --
   Nasdaq-100 Index.....    2,322,423        --         --           --       35,446            --      1,176,725     1,110,252
   Bryton Growth........      755,303        --         --           --           --            --        535,931       219,372

   The Board of Directors does not intend to authorize a distribution of any realized gain from a Portfolio until the capital loss carry over has been offset or expires.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2003, were as follows:

                                                                                                TOTAL
                                                                  ORDINARY       RETURN     DISTRIBUTIONS
                                                                   INCOME      OF CAPITAL       PAID
                                                                 ----------    ----------   -------------
   Equity......................................................  $  566,606     $  9,700    $    576,306
   Money Market................................................   1,213,448           --       1,213,448
   Bond........................................................   5,180,393        2,029       5,182,422
   Omni........................................................   1,072,141        2,114       1,074,255
   International...............................................      96,907      170,004         266,911
   Capital Appreciation........................................     236,524        2,480         239,004
   International Small Company.................................      38,656           --          38,656
   Mid Cap Opportunity.........................................          --       28,320          28,320
   S&P 500 Index...............................................   1,852,277           --       1,852,277
   Blue Chip...................................................     281,587           --         281,587
   High Income Bond............................................   1,771,749           --       1,771,749
   Bristol.....................................................      21,691           --         21,6591

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2002, were as follows:

                                                                                   NET        RETURN         TOTAL
                                                                   ORDINARY     LONG-TERM       OF       DISTRIBUTIONS
                                                                    INCOME        GAINS      CAPITAL         PAID
                                                                  ----------    ---------    --------    -------------
   Equity.....................................................    $1,081,406    $     --     $     --     $1,081,406
   Money Market...............................................     2,506,937          --           --      2,506,397
   Bond.......................................................     4,483,103          --           --      4,483,103
   Omni.......................................................     1,378,520          --           --      1,378,520
   International..............................................            --          --      168,880        168,880
   Capital Appreciation.......................................       885,021     207,888           --      1,092,909
   S&P 500 Index..............................................     1,764,835          --           --      1,764,835
   Blue Chip..................................................       101,969          --           --        101,969
   Equity Income..............................................       132,461          --           --        132,461
   High Income Bond...........................................     1,369,160          --      276,255      1,645,415

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2003
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Cost basis for Federal income tax purposes differs from fair value basis by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                    CAPITAL
                                                      EQUITY          BOND            OMNI        INTERNATIONAL   APPRECIATION
                                                   ------------   -------------    -----------    -------------   ------------
   Gross unrealized:
     Appreciation................................  $133,908,457    $ 7,078,848     $ 7,772,525    $ 12,499,527    $ 16,756,994
     Depreciation................................   (52,191,209)      (296,196)     (1,023,906)     (2,556,370)     (1,165,203)
   Net unrealized:
     Appreciation................................    81,717,248      6,782,652       6,748,619       9,943,157      15,591,791

                                                                   INTERNATIONAL
                                                                       SMALL        AGGRESSIVE      SMALL CAP      MID CAP
                                                     DISCOVERY        COMPANY         GROWTH         GROWTH      OPPORTUNITY
                                                    ------------   -------------    -----------    -----------   ------------
   Gross unrealized:
     Appreciation.................................  $ 18,472,903    $ 6,746,965     $ 3,024,283    $ 4,583,953   $ 16,704,680
     Depreciation.................................    (4,416,946)      (633,446)       (281,085)      (326,843)      (859,965)
   Net unrealized:
     Appreciation.................................    14,055,957      6,113,519       2,743,198      4,257,110     15,844,715

                                                      S&P 500                                        CAPITAL      NASDAQ-100
                                                       INDEX         BLUE CHIP      HIGH INCOME      GROWTH         INDEX
                                                    ------------   -------------    -----------    -----------   ------------
   Gross unrealized:
     Appreciation.................................  $ 19,695,695    $ 4,331,032     $ 2,276,574    $ 2,907,083   $  2,245,265
     Depreciation.................................   (29,836,093)      (917,192)       (546,094)    (1,320,310)    (5,351,782)
   Net unrealized:
     Appreciation (depreciation)..................   (10,140,398)     3,413,840       1,730,480      1,586,773     (3,106,517)

                                                                      BRYTON
                                                      BRISTOL         GROWTH
                                                    ------------   -------------
   Gross unrealized:
     Appreciation.................................  $    944,725    $ 1,051,701
     Depreciation.................................       (81,307)      (182,765)
   Net unrealized:
     Appreciation.................................       863,418        868,936

(7) OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

   For corporate shareholders, the following percentage of the total ordinary income dividends paid during the year ended December 31, 2003, qualify for the corporate dividends received deduction for the following Portfolios:

                                           DIVIDENDS
                                           RECEIVED
   PORTFOLIO                               DEDUCTION
   ---------                             -------------
   Equity..............................     100.0%
   Omni................................      48.5%
   Capital Appreciation................     100.0%
   S&P 500 Index.......................     100.0%
   Blue Chip...........................     100.0%
   High Income Bond....................       0.8%
   Bristol.............................      53.7%

(8) SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

   There was a special meeting of the shareholders of the Equity Income Portfolio on April 29, 2003. The Equity Income Portfolio shareholders approved the merger of the Equity Income Portfolio into the Blue Chip Portfolio by a vote of 1,116,422 in favor, 8,923 opposed, and 99,432 abstaining.

                    END OF NOTES TO THE FINANCIAL STATEMENTS

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. - Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Discovery Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Blue Chip Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio and Bryton Growth Portfolio (collectively, the Portfolios), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two year period then ended, and their financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 18, 2004

INFORMATION ABOUT DIRECTORS (UNAUDITED)

      NAME, ADDRESS, AGE, POSITION(S) HELD
      WITH FUND AND LENGTH OF SERVICE AS AN
      OHIO NATIONAL FUND, INC. DIRECTOR      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER DIRECTORSHIPS HELD
      -------------------------------------  -------------------------------------------   ---------------------------------
      James E. Bushman                       Director, President & CEO,                    Director, The Midland Company,
      3040 Forrer Street                     Cast -- Fab Technologies Inc.                 Hilltop Basic Resources, Inc.,
      Cincinnati, Ohio                                                                     Littleford Group, Inc.,
      58, Director, Member of Audit                                                        Commissioner -- Hamilton County
      and Independent Directors                                                            Park District, Board of Trustees,
      Committees since March 2000                                                          Elizabeth Gamble Deaconess Home
                                                                                           Association, The Christ Hospital,
                                                                                           The
                                                                                           Health Alliance of Greater
                                                                                           Cincinnati.

      Joseph A. Campanella                   Retired. Until 2001, was Executive Vice       Director of Ohio Savings
      6179 Paderborne Drive                  President, Community Banking Division, US     Financial Corporation; Trustee of
      Hudson, Ohio                           Bancorp (formerly Firstar Bank, N. A.)        University of Cincinnati College
      60, Director, Member of Audit                                                        of Nursing.
      and Independent Directors
      Committees since May 2000

      Ross Love                              Director, President & CEO,                    Trustee, Health Alliance of
      615 Windings Way                       Blue Chip Enterprises LTD.                    Greater
      Cincinnati, Ohio                                                                     Cincinnati; Director, Partnership
      57, Director, Member of Audit                                                        for a
      and Independent Directors                                                            Drug Free America (Chairman of
      Committees since March 1977                                                          African-American Task Force);
                                                                                           Advisory Board, Syracuse
                                                                                           University
                                                                                           School of Management; Director,
                                                                                           Association of National
                                                                                           Advertisers.

      John J. Palmer                         Vice Chairman, ONLIC                          Vice Chairman of Ohio National
      One Financial Way                                                                    Mutual Holdings, Inc., Ohio
      Cincinnati, Ohio                                                                     National Financial Services, Inc.
      64, President & Director since                                                       and Ohio National Life Assurance
      July 1997                                                                            Corporation; Director and CEO of
                                                                                           The O. N. Equity Sales Co., Ohio
                                                                                           National Equities, Inc., National
                                                                                           Security Life and Annuity Company
                                                                                           and SMON Holdings, Inc.; Director
                                                                                           and President of O. N. Investment
                                                                                           Management Co. and O. N. Global
                                                                                           Holdings, Inc.; Director of Ohio
                                                                                           National Insurance Agency, Inc.,
                                                                                           Ohio National Sudamerica S. A.,
                                                                                           Ohio National Seguros de Vida S.
                                                                                           A. and Fiduciary Capital
                                                                                           Management, Inc.

      George M. Vredeveld                    Professor of Economics,                       Director of Center for Economic
      University of Cincinnati               University of Cincinnati                      Education; Private Consultant;
      P.O. Box 210223 Cincinnati, Ohio                                                     Director
      60, Director, Member of Audit                                                        of Benchmark Savings Bank
      and Independent Directors
      Committees since March 1996
      Chairman of Audit Committee

   Each Director listed above is also a Manager of Dow(SM) Target Variable Fund LLC. They are responsible for all of the Portfolios of the respective Funds

                       THIS PAGE INTENTIONALLY LEFT BLANK

ITEM 2.  CODE OF ETHICS.
         As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). A copy of the Code is filed as an exhibit to this Form N-CSR and also available, without charge, upon request, by calling 877-781-6392 toll free.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         The Board of Directors has determined that the registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

         (a) Audit Fees

                  i.  Fiscal year ended December 31, 2003 $156,900

                  ii. Fiscal year ended December 31, 2002 $153,800

         (b) Audit-Related Fees. None.

         (c) Tax Fees. None.

         (d) All Other Fees. None.

         (e)
                  (1) The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund's financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
                  (2) During 2003 there were no none-audit services provided by the Registrant's principal accountant.

ITEM     5 AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable.

ITEM 6   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not Applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed , summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

         (a)
                  (1)  Code of Ethics.

                  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR270.30a-2(a)) is attached hereto as EX-99.CERT. The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Ohio National Fund, Inc.


By (Signature and title) John J. Palmer, President and Director

Date              March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Ohio National Fund, Inc.


By (Signature and title) Dennis R. Taney, Treasurer

Date              March 5, 2004